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[***]
Exhibit 10.15

LICENSE AND COLLABORATION AGREEMENT
BETWEEN
LES LABORATOIRES SERVIER
INSTITUT DE RECHERCHES INTERNATIONALES SERVIER
AND
PIERIS PHARMACEUTICALS, INC.
PIERIS PHARMACEUTICALS GMBH

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the
Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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License and Collaboration Agreement

This License and Collaboration Agreement is entered into as of January 4, 2017 (the “Effective Date”) by and between Les Laboratoires Servier, a corporation incorporated under the laws of France having offices and principal place of business at 50 Rue Carnot, 92284 Suresnes Cedex, France and Institut de Recherches Internationales Servier, a company duly organized and existing under the laws of France having offices and principal place of business at 50 Rue Carnot, 92284 Suresnes Cedex, France (individually and collectively, “Servier”), and Pieris Pharmaceuticals, Inc., a Nevada corporation having offices and principal place of business at 255 State Street, 9th floor, Boston, MA 02109 and Pieris Pharmaceuticals GmbH, a company organized and existing under the laws of Germany having offices and principal place of business at Lise-Meitner-str. 30, 85354 Freising, Germany (individually and collectively, “Pieris”). Servier and Pieris are individually referred to herein as a “Party” and collectively, as the “Parties”.
RECITALS
WHEREAS, Pieris and its Affiliates own or control the proprietary, lipocalin-derived Anticalin® technology and have developed other products and technologies that can be used to develop bispecific products, and own or control certain patents, proprietary technology, know-how and information relating to such products or technologies;
WHEREAS, Servier and its Affiliates also own or control certain products or technologies that can be used to develop bispecific products and possess expertise in developing, manufacturing and commercializing pharmaceutical products;
WHEREAS, Servier wishes to obtain a license to, and Pieris wishes to license to Servier, certain patents and know-how, in order for Servier to research, Develop, Manufacture and Commercialize the Lead Product (capitalized terms as defined below) in accordance with this Agreement (“Lead Product Project”); and
WHEREAS, the Parties desire to each grant to the other, and the other Party wishes to obtain, a license to certain of such granting Party’s patents and know-how in order to collaboratively generate, evaluate, research, Develop, Manufacture and Commercialize certain novel Collaboration Products (as defined below) in accordance with this Agreement and the Platform Agreement.
NOW, THEREFORE, in consideration of the promises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 1DEFINITIONS
Defined Terms. The following capitalized terms or derivatives thereof (verbs, nouns, singular, plural), when used in this Agreement, shall have the following meanings:
1.1    “Access Notice” has the meaning set forth in Section 2.6.2.
1.2    “Accounting Standards” means the International Financial Reporting Standards, the US Generally Accepted Accounting Principles, and any other internationally recognized accounting standards that may be adopted by a Party.
1.1    “Acquired Competing Product” has the meaning set forth in Section 6.2.2.
1.2    “Acquisition Transaction” has the meaning set forth in Section 6.2.2.
1.3    “Acquiree” has the meaning set forth in Section 6.2.2.
1.4    “Acquiror” has the meaning set forth in Section 6.2.2.
1.1    “Additional Collaboration Effective Date” means the date that is agreed upon by the Parties in good faith following the date of exercise of the Servier Collaboration Option by Servier pursuant to Section 3.1.1.(c) but no later than within one (1) month following the date of exercise of the Servier Collaboration Option.
1.2    “Additional Collaboration Products” has the meaning set forth in Section 3.1.1.(d).
1.3    “Additional Research Collaboration” has the meaning set forth in Section 3.1.1.(c).
1.4    “Additional Research Collaboration Development Funds” has the meaning set forth in Section 3.1.6.(a)(i).
1.5    “Additional Research Collaboration Initial Term” has the meaning set forth in Section 3.1.1.(c).
1.6    “Additional Research Collaboration Renewal Term” has the meaning set forth in Section 3.1.1.(c).
1.7    “Additional Research Collaboration Term” means the Additional Research Collaboration Initial Term together with all Additional Research Collaboration Renewal Terms, if any.
1.8    “Additional Study Data” has the meaning set forth in Section 2.3.4.(a).
1.9    “ADPIC Treaty” has the meaning set forth in Section 8.1.
1.10    “Affiliate” means with respect to a Party, any person or entity, which directly or indirectly controls, is controlled by, or is under common control with such Party. Solely as used in this definition, the term “control” means (a) the ownership, directly or indirectly, beneficially or legally, of at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a person or entity in a particular jurisdiction) of such Party or other person or entity, as applicable,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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or such other comparable ownership interest with respect to any person or entity that is not a corporation; or (b) the power, direct or indirect, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise of more than fifty percent (50%), to direct the management and policies of a Party or such other person or entity, as applicable. Notwithstanding the foregoing, “Affiliate” shall not include entities engaged in generics or biosimilar business to the extent they do not use or access Data, Know-How or other intellectual property licensed hereunder to conduct their generics or biosimilar business; such entities shall be considered Third Parties for purposes of this Agreement.
1.11    “Agreed Percentage” means, with respect to the Lead Product or any CoDev Collaboration Product, [***] for Pieris and [***] for Servier.
1.12    “Agreement” means this License and Collaboration Agreement together with the recitals and all exhibits, schedules and attachments hereto, which shall form an integral part of this Agreement.
1.13    “Alliance Manager” has the meaning set forth in Section 2.2.8.
1.14    “Anticalin” or “Anticalin protein” means, whether in nucleic acid or protein form, (a) any lipocalin mutein isolated from the Anticalin Libraries, or (b) any lipocalin mutein that, in each case, has been derived (either physically, intellectually or by reverse engineering, in one (1) or more steps) from any lipocalin mutein referred to in Section (a) of this definition, in each case, which binds and recognizes a specific target. For the sake of this Section, mutein shall mean a protein arising as a result of a mutation or a recombinant DNA procedure.
1.15    “Anticalin Affinity Maturation” means the process of engineering for an Anticalin protein to enhance its developability profile, such as increasing binding activities and specificity by introducing, e.g., one or more amino acid mutations.
1.16    “Anticalin Building Block” means an Anticalin protein used in a Product.
1.17    “Anticalin Characterization” means the assessment of [***] and/or the evaluation of [***] of Anticalin proteins and/or fusion proteins that include one or more Anticalin proteins.
1.18    “Anticalin Expression” means the heterologous expression of an Anticalin protein in a host cell.
1.19    “Anticalin Fusion Technology” means the process of fusing one or more Anticalin proteins to an immunoglobulin or fragment thereof to create bispecific, [***] fusion proteins.
1.20    “Anticalin Libraries” means any phage display library based on (a) [***] (Uniprot [***] or (b) [***] (Uniprot P31025).
1.21    “Anticalin Selection” means the process of screening an Anticalin Library with a defined target through the process of phage display, within a solution, and physically separating the target, containing binding Anticalin proteins, from the solution containing non-binding Anticalin proteins.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.22    “Antibody” means any monoclonal or polyclonal antibody, whether multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including any humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to bind selectively to a specific antigen or also named target. For the avoidance of doubt, an Antibody Building Block is an Antibody.
1.23    “Antibody Building Block” means an Antibody used in a Product.
1.24    “Arbitration” has the meaning set forth in Section 13.3.1.
1.25    “Arbitration Request” has the meaning set forth in Section 13.3.1.
1.26    “Audited Party” has the meaning set forth in Section 4.4.1.
1.27    “Auditing Party” has the meaning set forth in Section 4.4.1.
1.28    “Authorized Recipients” has the meaning set forth in Section 8.2.
1.29    “Beneficiary” has the meaning set forth in Section 2.1.5.(a).
1.30    “Biological License Application” or “BLA” means a Biological License Application in the United States as described in Section 351(a) of the United States Public Health Service Act (PHS Act), or an abbreviated Biological License Application as described in Section 351(k) of the PHS Act.
1.31    “Biosimilar” means, with respect to a given Product in a given country of the Servier Territory, any biological product on the market in such country that is approved (a) by the applicable Competent Authority in such country under the biosimilarity standard set forth in the United States under 42 U.S.C. §§ 262(i)(2) and (k), or any similar standard under its foreign equivalent applicable Law, on a country-by-country basis where such Product is marketed, provided that such applicable Law exists; and (b) in reliance in whole or in part, on a prior Marketing Approval (or on any safety or efficacy data submitted in support of such prior Marketing Approval) of such Product. For countries or jurisdictions where no explicit biosimilar regulations exist, Biosimilar includes products which have been deemed to be a Biosimilar or otherwise deemed interchangeable by a Competent Authority in another country or jurisdiction. Any product or component thereof (including any Product or component thereof) licensed, marketed, sold, manufactured, or produced by or on behalf of a Party, its Affiliates or Sublicensees (to the extent such Sublicensee commercializes a Biosimilar in reliance on or access to the Data, Patents and Know-How licensed under this Agreement) will not constitute a Biosimilar.
1.32    “Bispecific Product” means a biologic entity which is the result of the fusion of different Building Blocks and which recognizes two (2) different targets. For clarity, a Bispecific Product can contain one (1) or more Antibody Building Block(s) and one (1) or more Anticalin Building Block(s) but can also be made of more than one (1) Anticalin Building Block(s), provided that the resulting Bispecific Product recognizes two (2) different targets.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.33    “Building Block” means, individually, each of the Antibodies and each of the Anticalin proteins used in a Product. A Building Block can be either an Antibody Building Block or an Anticalin Building Block.
1.34    “Building Block IP” means the Intellectual Property Rights and Know-How Covering only each Building Block individually, but excludes the Product Specific IP, the Pieris Platform IP and the Pieris Platform Improvement IP.
1.35    “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in Paris, France or Munich, Germany, are authorized by applicable Law to remain closed.
1.36    “Calendar Quarter” means each three (3) consecutive calendar months ending on each March 31, June 30, September 30 and December 31.
1.37    “Calendar Year” means any period of time commencing on January 1 and ending on the next December 31.
1.38    “CDR” means complementarity determining region based on the IMGT (ImMunoGeneTics) method.
1.39    “Change of Control” means with respect to a Party, (a) completion of a merger, reorganization, amalgamation, arrangement, share exchange, consolidation, tender or exchange offer, private purchase, business combination, recapitalization or other transaction involving such Party as a result of which either (1) the stockholders of such Party immediately preceding such transaction hold less than 50% of the outstanding shares, or less than 50% of the outstanding voting power, respectively, of the ultimate company or entity resulting from such transaction immediately after consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets, including such Party’s assets related to the Products, either directly or through one or more subsidiaries), or (2) any single Third Party person or group (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect, referred to as a “Group”) holds 50% or more of the outstanding shares or voting power of the ultimate company or entity resulting from such transaction immediately after the consummation thereof (including a company or entity which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets either directly or through one or more subsidiaries); or (b) the direct or indirect acquisition (including by means of a tender offer or an exchange offer) by any Third Party person or Group of beneficial ownership (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect), or the right to acquire beneficial ownership, or formation of any Third Party Group which beneficially owns or has the right to acquire beneficial ownership, of 50% or more of either the outstanding voting power or the then outstanding shares of such Party, in each case on a fully-diluted basis. For the avoidance of doubt, a transaction solely to change the domicile of a Party shall not constitute a Change of Control as long as there is no change of direct or indirect shareholding.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.40    “Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand, including without limitation any investigation by a Government Authority.
1.41    “Claim Notice” has the meaning set forth in Section 11.3.1.
1.42    “Clinical Development Costs” means, unless otherwise provided in writing between the Parties, costs incurred in connection with Clinical Studies, whether such Clinical Studies are conducted by Servier or by Pieris, and determined in accordance with a cost per patient methodology using study drivers defined by both Parties or alternative methodologies agreed by the Parties. These costs per patient exclude CMC, translational activities and transversal activities (finance, human resources, project and alliance management).
1.43    “Clinical Studies” means research studies in humans that are (a) conducted in accordance with international ethical and scientific quality standards for designing, conducting, recording and reporting research studies involving investigational medicinal products for human use and that involve the participation of human subjects, which standards are established through Laws, and (b) designed to generate clinical data and results regarding a biological molecule in support of Marketing Approval, including any translational research studies. Clinical Studies include, but are not limited to, Phase 1 Clinical Study(ies), any Phase 2 (2a and/or 2b) Clinical Study(ies), or any Pivotal Clinical Study(ies).
1.44    “CMC Costs” means all Out-of-Pocket Cost incurred by Pieris for manufacturing the Lead Product pursuant to Section 2.4.2.(a) (or Collaboration Product as applicable) as well as reasonable FTE Costs for managing the CMOs (with no premium or markup) in accordance with the applicable Joint Development Plan or Collaboration Plan and Joint Development Budget or Collaboration Budget.
1.45    “CMOs” has the meaning set forth in Section 2.4.2.(a).
1.46    “CMO Supply Agreement” has the meaning set forth in Section 2.4.2.(b)(i)2.
1.47    “Co-Chair” has the meaning set forth in Section 2.2.5.(b).
1.48    “CoDev Collaboration Product” has the meaning set forth in Section 3.1.4.(a).
1.49    “CoDev Collaboration Product Royalties” has the meaning set forth in Section 3.6.4.(b).
1.50    “Collaboration Budget” has the meaning set forth in Section 3.1.6.(a)(i).
1.51    “Collaboration Effective Date” means the Initial Collaboration Effective Date or Additional Collaboration Effective Date, as applicable.
1.52    “Collaboration Plan” has the meaning set forth in Section 3.1.2.(a).
1.53    “Collaboration Products” means the Initial Collaboration Products and the Additional Collaboration Products.
1.54    “Collaboration Renewal Development Funds” has the meaning set forth in Section 3.1.6.(a)(i).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.55    “Collaboration Renewal Term” means the Initial Research Collaboration Renewal Term or the Additional Research Collaboration Renewal Term, as applicable.
1.56    “Collaboration Term” means the Initial Research Collaboration Term together with any Additional Research Collaboration Term, as applicable.
1.57    “Combination Product” has the meaning set forth in Section 1.152.
1.58    “Commercialization” means any and all activities of obtaining pricing and reimbursement strategy, marketing, promoting, distributing, importing, exporting, offering for sale, having sold, selling or conducting any other commercial exploitation activities relating to a Product. For clarity, “Commercialize” has a correlative meaning.
1.59    “Commercially Reasonable Efforts” means such level of effort and expenditure of resources required to carry out such obligation in a sustained manner consistent with the efforts and resources of a typical pharmaceutical company of a similar size and with similar resources as Servier or Pieris together with their respective Affiliates, as applicable, typically devotes at the same stage of development or commercialization, as applicable, for its own internally developed pharmaceutical products in a similar area with similar market potential, at a similar stage of their product life without regard to any payments owed under this Agreement. For clarity, the Parties understand that such product potential may change from time to time, based upon changing scientific, business and marketing and return on investment considerations.
1.60    “Committee” has the meaning set forth in Section 2.2.5.(a).
1.61    “Compassionate Use” means the use of a Product as an investigational drug (prior to Marketing Approval) in accordance with applicable Law outside of a Clinical Study to treat a patient with a serious or life-threatening disease or condition who has no comparable or satisfactory alternative treatment options.
1.1    “Competent Authority” means any regulatory agency, department, bureau, commission, council or other governmental entity of (a) any country, territory, national, federal, state, provincial, county, city or other political subdivision government, including the FDA, or (b) any supranational body (including the EMA), in any applicable jurisdiction in the world, involved in the granting of Regulatory Approval.
1.2    “Competing Product” means any bispecific protein (or to the extent [***] is included in the collaboration hereunder, [***]) that binds to and modulates the same therapeutically relevant targets (both in terms of identity as well as number, i.e. a bispecific protein binding and modulating the same two targets (and to the extent [***]is included in the collaboration hereunder, [***] and [***]) as the Lead Product or a Collaboration Product, but excluding products using modalities other than bispecific proteins, such as (without limitation) CAR-T cells, antisense RNA, small molecules, or gene therapy. For purposes of this Agreement, the term “therapeutically relevant” means that the modulation of a given target is reasonably believed to be responsible, in whole or in part, for a specific aspect of the safety or efficacy of such product and would not, for example, include [***] solely to [***] or [***], such as [***] For avoidance of doubt, no Product shall be a “Competing Product” with respect to any other Product. Further, for avoidance of doubt, if the Parties are developing

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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a bispecific Product, [***] does not constitute a Competing Product with respect to such Product so long as [***].
1.3    “Competing Infringement” has the meaning set forth in Section 7.5.2.
1.4    “Concerned Party” has the meaning set forth in Section 6.2.2.
1.5    “Confidential Information” means any and all Know-How, information and Data of a confidential nature, whether financial, business, legal, technical or non-technical, whether in oral, written, electronic or other form, including information and data related to a Product, a Party, or any concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement, that is disclosed, supplied or otherwise made available by or on behalf of one Party or any of its Affiliates or Sublicensees (“Disclosing Party”) to the other Party or any of its Affiliates or Sublicensees (“Receiving Party”) in connection with this Agreement. All Confidential Information disclosed by a Party pursuant to the Confidential Agreement between the Parties dated [***] (the “Prior CDA”) shall be deemed to be Confidential Information of such Party pursuant to this Agreement (with the mutual understanding and agreement that any use and disclosure thereof that is authorized under, and consistent with, ARTICLE 8 shall not be restricted by, or be deemed a violation of, such Prior CDA).
1.6    “Consideration Period” has the meaning set forth in Section 3.1.4.
1.7    “Control”, “Controlled” or “Controlling” means, with respect to a subject item (including any Intellectual Property Right, Know-How, Data, Regulatory Approvals or Regulatory Materials) (“Subject Item”), the possession (whether arising by ownership, pursuant to a license or sublicense or otherwise, other than pursuant to this Agreement) by a Party of the ability of such Party or its Affiliate to grant a license, sublicense or access to the other Party with respect to such Subject Item, as provided in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party (and subject to Section 4.1.2 and Section 4.1.3), in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense or access. Notwithstanding anything to the contrary hereunder, the Pieris Platform IP and Pieris Platform Improvement IP will not be deemed to be “Controlled” by Pieris or its Affiliates for purposes of this Agreement.
1.8    “Copyrights” means all copyrights, and all right, title and interests in all copyrights, copyright registrations and applications for copyright registration, certificates of copyright and copyrighted rights and interests throughout the world, and all right, title and interest in related applications and registrations throughout the world.
1.9    “Cover”, “Covered” or “Covering” means, with respect to the applicable invention, discovery, process or product (including a Product), as appropriate, (a) a Patent Right, that, in the absence of a (sub)license under, or ownership of, such Patent Right, the Development, Manufacture or Commercialization of such invention, discovery, process or product (including making, using, offering for sale, selling or importing thereof), as appropriate, with respect to a given country, would infringe a Valid Claim of such Patent Right (or, in the case of a Patent Right that has not yet issued, would infringe any then-pending Valid Claim in such Patent Right if it were to issue with such claim), or (b) any Know-How, that,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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in the absence of a (sub)license under, or ownership of, such Know-How, the Development, Manufacture or Commercialization (including making, using, offering for sale, selling or importing thereof) of such invention, discovery, process or product incorporates, embodies or otherwise makes use of such Know-How.
1.10    “Damages” has the meaning set forth in Section 11.1.
1.11    “Data” means any and all non-aggregated and aggregated research, pharmacology, pre-clinical, clinical, commercial, marketing, process development, manufacturing and other data or information, including investigator brochures and reports (both preliminary and final), statistical analyses, expert opinions and reports, and safety data, in each case generated from, or related to, Clinical Studies or non-clinical studies, research or testing specifically related or directed to a Product. For the avoidance of doubt, Data shall be deemed Confidential Information of the Disclosing Party for the purposes of the Agreement subject to ARTICLE 8 of this Agreement.
1.12    “Declined Option Collaboration Product” has the meaning set forth in Section 3.1.4.(b)(ii).
1.13    “Defending Party” has the meaning set forth in Section 7.5.3.(a).
1.14    “Development” means with respect to a Product, all research and all pre-clinical, non-clinical and clinical research and development activities performed to obtain and maintain the Marketing Approval for the relevant Product, including without limitation: test method development and stability testing, assay development, Translational Research, toxicology, pharmacology, formulation, quality assurance, quality development, statistical analysis, CMC process development and scale-up, pharmacokinetic studies, data collection and management, Clinical Studies (including research to design Clinical Studies and specifically excluding activities directed to obtaining pricing and reimbursement approvals), regulatory affairs (including submission of Data or other materials to a Competent Authority to obtain, maintain and/or expand Marketing Approval of a Product), project management, drug safety surveillance activities related to Clinical Studies, validation of methods and tests. For clarity, “Develop” and “Developing” have a correlative meaning.
1.15    “Development Data” has the meaning set forth in Section 2.3.4.(a).
1.16    “Disclosing Party” has the meaning set forth in Section 1.72.
1.17    “Dispute” has the meaning set forth in Section 13.3.1.
1.18    “Divest” or “Divestiture” has the meaning set forth in Section 6.2.2.(f)(i).
1.19    “DMF” means a drug master file and all equivalents, and related proprietary dossiers, in any country or jurisdiction for a Product submitted or to be submitted by a Party to Competent Authorities.
1.20    “DOCP Election Notice” has the meaning set forth in Section 3.1.4.(b)(ii).
1.21    “Drop Date” has the meaning set forth in Section 5.2.1.(b).
1.22    “Dropped Product” has the meaning set forth in Section 5.2.1.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.23    “Dropped Product Notice” has the meaning set forth in Section 5.2.1.(a).
1.24    “Dropped Product Notice Period” has the meaning set forth in Section 5.2.1.(a).
1.25    “Dropping Party” has the meaning set forth in Section 5.2.1.(b).
1.26    “Effective Date” has the meaning set forth in the preamble.
1.27    “EMA” means the European Medicines Agency or any successor agency thereto.
1.28    [***] means [***].
1.29    “EUR” or “€” means Euros.
1.30    “European Union” or “EU” means the member states of the European Union as of the Effective Date (including for the avoidance of doubt, the United Kingdom), and such other countries as may become part of the European Union after the Effective Date. For clarity, to the extent the United Kingdom and/or any other member state of the European Union would not anymore be a member of the European Union after the Effective Date, it shall still be included in this definition of EU for the purposes of this Agreement.
1.31    “Executive Officer” means the Chief Executive Officer of Pieris and the Vice President of Research and Development or the Vice President of Business Development & Licensing of Servier, or their duly authorized respective designees with equivalent decision-making authority with respect to matters under this Agreement.
1.32    “Existing Pieris Patent Rights” has the meaning set forth in Section 10.2.1.(c).
1.33    “Existing Servier Patent Rights” has the meaning set forth in Section 10.3.1.(b).
1.34    “FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.35    “Field” means, (a) with regard to the Lead Product, any therapeutic, palliative, prophylactic and diagnostic use in oncology and (b) with regard to a CoDev Collaboration Product and any Servier WW Collaboration Product, any therapeutic, palliative, prophylactic and diagnostic use for any human disease.
1.36    “Filing Party” has the meaning set forth in Section 2.1.5.(a).
1.37    “First Commercial Sale” means the first sale to a Third Party of a Product by or under the authority of Servier or its Affiliates or Sublicensees, in a country after receipt of the applicable Marketing Approval, as desirable in such country, from the Competent Authorities in that country. For the avoidance of doubt, Compassionate Use shall not be considered a First Commercial Sale.
1.38    “FTC” has the meaning set forth in Section 10.4.4.
1.39    “FTE” means full-time equivalent person-year of work performing activities hereunder. For clarity, indirect personnel (including support functions such as legal or business development) shall not constitute FTEs.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.40    “FTE Costs” for a given period means the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated by a Party or its Affiliates in the particular period to the direct performance of the activities allocated to such Party hereunder and (b) the FTE Rate.
1.41    “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal to [***] per annum (which may be prorated on a daily or hourly basis as necessary). The FTE Rate is “fully burdened” and will cover employee salaries, benefits, travel, and such facilities and equipment and other materials and services including ordinary laboratory and manufacturing consumables procured from distributors of relevant products as they may use.
1.42    “Global Branding Strategy” has the meaning set forth in Section 2.5.2.
1.43    “Global Commercialization Strategy” has the meaning set forth in Section 2.5.1.
1.44    “GLP Tox Study” means, with respect to a Product, a study conducted in a species using applicable regulatory good laboratory practices for the purposes of assessing the safety and the onset, severity, and duration of toxic effects and their dose dependency with the goal of establishing a profile required for an IND/IMPD. For the avoidance of doubt, preliminary toxicology studies are not regarded as a GLP Tox Study.
1.45    “Government Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other government instrumentality of (a) any country, territory, nation, state, province, county, city or other political subdivision thereof or (b) any supranational body, including any Competent Authority.
1.46    “Health Authority Communication” means any communication from any Competent Authority that concerns significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., serious adverse events, emerging safety signals), clinical or non-clinical findings affecting patient safety, or lack of efficacy.
1.47    “HSR” has the meaning set forth in Section 10.4.4.
1.48    “IND/IMPD” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, (b) the Investigational Medicinal Product Dossier in the European Territory, or (c) the equivalent application to the applicable Competent Authority in any other regulatory jurisdiction, and any amendments to the foregoing (a), (b) or (c), in each case, the filing of which is necessary to initiate or conduct clinical testing of an investigational drug or biological product in humans in such jurisdiction.
1.49    “IND/IMPD Submission” means the filing of an IND/IMPD.
1.50    “Indemnified Party” has the meaning set forth in Section 11.3.1.
1.51    “Indemnifying Party” has the meaning set forth in Section 11.3.1.
1.52    “Indication” means a distinct type of disease or medical condition in humans to which a Product is directed and eventually approved. To distinguish one Indication from

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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another Indication, the two Indications have to be (a) listed in two different blocks of the ICD-10 (chapter II, Neoplasms, version 2016) (as a way of example, any neoplasm under C15 is in a different block from any neoplasm under block C16, whereas C15.0 and C15.1 belong to the same block) and (b) developed under one or more separate Clinical Studies. Notwithstanding the foregoing, [***] and [***] shall be deemed to be two distinct Indications and [***] shall be considered as one Indication.
1.53    “Infringement Action” has the meaning set forth in Section 7.5.4.(a).
1.54    “Initial Collaboration Effective Date” means the Effective Date.
1.55    “Initial Collaboration Products” has the meaning set forth in Section 3.1.1.(b).
1.56    “Initial Research Collaboration” has the meaning set forth in Section 3.1.1.
1.57    “Initial Research Collaboration Term” means that period of time commencing upon the Effective Date and continuing for three (3) years thereafter.
1.58    “Initial Research Collaboration Renewal Term” has the meaning set forth in Section 3.1.1.(a).
1.59    “Insolvent Party” has the meaning set forth in Section 12.3.5.
1.60    “Intellectual Property Rights” means, collectively, Patent Rights, Copyrights, Trademarks, designs, domain names, moral rights and all other intellectual property and proprietary rights.
1.61    “Joint Development Budget” has the meaning set forth in Section 2.3.2.(a).
1.62    “Joint Development Committee” or “JDC” has the meaning set forth in Section 2.2.3.
1.63    “Joint Development Plan” has the meaning set forth in Section 2.3.1.(a).
1.64    “Joint Executive Committee” or “JEC” has the meaning set forth in Section 2.2.1.
1.65    “Joint IP” means collectively, Joint Know-How and Joint Patents, including all Intellectual Property Rights therein.
1.66    “Joint Intellectual Property Committee” or “JIPC” has the meaning set forth in Section 2.2.4.
1.67    “Joint Know-How” means all Product Specific Know-How or other Know How Controlled by either Party created, invented or generated by employees, agents, or independent contractors of a Party or both Parties or its/their Affiliates (or a Third Party acting on any of their behalf) in the course of performing activities under the Joint Development Plan or the Collaboration Plan pursuant to this Agreement but excluding any Know-How specifically related to (a) any Servier Building Block or (b) any Pieris Building Block, which shall be solely owned by the applicable Party, regardless of whether such Know-How would otherwise meet the definition of “Joint Know-How” hereunder. For avoidance of doubt, Joint Know-How also specifically excludes Know-How within the Pieris Platform IP or the Pieris Platform Improvement IP or related to the Pieris Platform Technology.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.68    “Joint Patent” means all Product Specific Patents or other Patents Controlled by either Party that claim an invention created, invented or generated by employees, agents, or independent contractors of a Party or both Parties or its/their Affiliates (or a Third Party acting on any of their behalf) in the course of performing activities under the Joint Development Plan or a Collaboration Plan pursuant to this Agreement but excluding any Patent that claims any Pieris Platform IP, Pieris Platform Improvement IP, Servier Building Block or any Pieris Building Block, regardless of whether such Patent would otherwise meet the definition of a Joint Patent hereunder. Notwithstanding the foregoing, the Product Specific Patents related to the Lead Product filed during or prior to January 2017 shall be solely owned by Pieris, and shall not constitute Joint Patents hereunder.
1.69    “Joint Research Committee” or “JRC” has the meaning set forth in Section 3.3.1.
1.70    “Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.2.2.
1.71    “Know-How” means any and all ideas, concepts, designs, technical information, techniques, Data, database rights, discoveries, inventions, practices, methods, procedures, processes, methods, algorithm, knowledge, skill, experience, test data and any other information or technology, whether in written, electronic, graphic or any other form, including pharmaceutical, chemical, biological and biochemical compositions, formulations, assays, APIs, molecules, samples, cell lines, journals and laboratory notebooks.
1.72    “Law” means any applicable national, supranational, federal, state, local or foreign law, statute, ordinance, principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any applicable Government Authority, including any rules, regulations, guidelines, directives or other requirements of applicable Government Authorities, including good clinical practices, good laboratory practices and good manufacturing practices, as well as all anti-bribery or anti-corruption laws, as applicable.
1.73    “Lead Product” means a Bispecific Product directed against PD-1 and [***]. The Lead Product contains at least [***] Anticalin Building Blocks directed against [***] and a PD-1 Antibody Building Block, as will be agreed between the Parties. The Lead Product may also be referred to as “PRS-332”.
1.74    “Lead Product Drug Candidate Nomination” or “Lead Product DCN” means the provision by Pieris of Required Data as set forth in Section 2.6.2 and achievement of the criteria set forth in Exhibit 1.141.
1.75    “Lead Product Project” has the meaning set forth in the recitals.
1.76    “Lead Product Royalties” has the meaning set forth in Section 2.6.6.
1.77    “Lead Product Upfront Fee” has the meaning set forth in Section 2.6.1.
1.78    “Licensor” has the meaning set forth in Section 5.1.3.(a).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.79    “MAA” means a Marketing Authorization Application, in relation to any Product, filed or to be filed with the EMA (or equivalent national agency), for authorization to place a medicinal product on the market in the European Union (or any other territory).
1.80    “Major Market Country” means [***].
1.81    “Manufacture” means, with respect to a Product, all activities related to the manufacture of the Products, including, but not limited to, manufacturing supplies for Development or Commercialization, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, import and export as needed, improvement of production, improvement of manufacturing processes, and regulatory activities related to any of the foregoing. For clarity, “Manufacturing” has a correlative meaning.
1.82    “Marketing Approval” means all approvals, licenses, registrations or authorizations of the Competent Authorities in a country, necessary for the commercial marketing and sale of the Product in such country, including the approval of a MAA or a BLA.
1.83    “Material Adverse Effect” has the meaning set forth in Section 2.2.6.(d).
1.84    “Medical Journals” has the meaning set forth in Section 9.2.1.
1.85    “Net Sales” means, in the case of sales by or for the benefit of Servier, its Affiliates, and its Sublicensees (in each case, “Seller”) in the Territory to a Third Party, the gross amount of monies invoiced by Seller with respect to the Products, less the following deductions (“Permitted Deductions”):
(a)    trade, cash, promotional and quantity discounts to the extent actually given;
(b)    taxes on sales (such as excise, sales or use taxes or value added tax), but excluding any taxes on Seller’s income;
(c)    customary freight, insurance, packing costs and other transportation charges added to the sales price that are incurred in delivering the Product;
(d)    amounts repaid or credits taken by reason of rejections, defects or returns or because of retroactive price reductions, or due to recalls or applicable Laws requiring rebates;
(e)    free good, rebates taken by or distribution fees paid to distributors, and charge-backs;
(f)    customs duties actually paid by Seller on import into the country of sale to the extent invoiced and not otherwise reimbursed;
(g)    rebates and/or discounts on sales of Products given to health insurance and other types of payers in any given country of the Servier Territory due to specific agreement (“claw-back” type of agreements) with respect to the Products;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(h)    the actual amount of any write-offs for bad debt in accordance with the standard practices of Seller for writing off uncollectible amounts consistently applied; provided with respect to such write-off that an amount subsequently recovered or reversed with respect to such write-off will be treated as Net Sales in the quarter in which it is recovered or reversed; and
(i)    any other specifically identifiable amounts included in gross amounts invoiced for the Products, to the extent such amounts are customary deductions from net sales calculations in accordance with IFRS as consistently applied by Servier, its Affiliates, and its Sublicensees for reporting their respective net sales.
For the avoidance of doubt, if a single item falls into more than one of the categories set forth in clauses (a)-(i) above, such item may not be deducted more than once.
“Net Sales” shall not include any consideration received with respect to a sale, use or other disposition of any Product in a country for purposes of conducting Clinical Studies in the course of Development of the Product in accordance with this Agreement or as samples (reasonable in number) or for Compassionate Use, in each case provided that Seller does not receive consideration of monetary value for such Products. Notwithstanding the foregoing, the amounts invoiced by Servier, its Affiliates, or their Sublicensees for the sale of Product among Servier, its Affiliates or their respective Sublicensees for resale shall not be included in the computation of Net Sales hereunder (except where such Affiliates or Sublicensees are the end users) and Net Sales shall be the gross invoice or contract price charged to the Third Party customer for that Product in an arms’ length transaction, less the Permitted Deductions. Net Sales calculations shall be determined in accordance with Accounting Standards consistently applied throughout the organization and across all products of the entity whose sales of Products are giving rise to Net Sales. In the case of any sale or other transfer for value, such as barter or counter-trade, of a Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Product in the country of sale or transfer, as determined in accordance with Accounting Standards consistently applied (as contemplated above).
In the case where a Product is sold as part of a Combination Product in a country in the Territory, Net Sales for the Product included in such Combination Product in such country shall be calculated as follows:
(i)    if the Product is sold separately in such country and the other active ingredient or ingredients in the Combination Product are sold separately in such country, Net Sales for the Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Product when sold separately in such country and B is the total invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country;
(ii)    if the Product is sold separately in such country but the other active ingredient or ingredients in the Combination Product are not sold separately in such country, Net Sales for the Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Product when sold separately in such country and D is the invoice price of the Combination Product in such country;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(iii)    if the Product is not sold separately in such country but the other active ingredient or ingredients in the Combinations Product are sold separately in such country, Net Sales for the Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (B/D), where B is the invoice price of the other active ingredient or ingredients in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product in such country; or
(iv)    if neither the Product nor the other active ingredient or ingredients in the Combination Product are sold separately in such country, the Parties shall determine Net Sales for the Product in such Combination Product by mutual agreement based on the relative contribution of the Product and each other active ingredient to the Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.
For purposes of this Section 1.152, “Combination Product” means a product that includes at least one active ingredient other than a Product, when a single sale or reimbursement price is set for such Combination Product.
1.86    “Non-Clinical Development” shall mean non-clinical activities conducted in relation to a Product which has obtained an IND/IMPD.
1.87    “Non-Clinical Development Costs” shall mean the Out-of-Pocket Costs, as well as FTE Costs, associated with Non-Clinical Development activities.
1.88    “Non-Proposing Party” has the meaning set forth in Section 2.3.3.
1.89    “Non-Sublicensing Party” has the meaning set forth in Section 5.1.3.(b)(i).
1.90    “Objection Period” has the meaning set forth in Section 2.3.3.(b).
1.91    “Opt-In Notice” has the meaning set forth in Section 3.1.4.
1.92    “Out-of-Pocket Costs” means all direct project expenses paid or payable to Third Parties after the Effective Date, which are specifically identifiable and incurred for services or materials provided by them directly in their performance of the Development or Manufacture of the Products in the Servier Territory or Pieris Territory, as applicable; such expenses to have been recorded as income statement items in accordance with Accounting Standards and for the avoidance of doubt, not including pre-paid amounts (until expensed in accordance with Accounting Standards). Notwithstanding the foregoing, Out-of-Pocket Costs do not include Clinical Development Costs. For clarity, Out-of-Pocket Costs do not include capital expenditures (unless mutually agreed by the Parties), travel expenses or items intended to be covered under the definition of FTE Costs.
1.93    “Partnering Agreement” means with respect to any Product, an agreement with a Third Party to license or sublicense, transfer, assign or sell (in each case, including an option to do so) all or part of its rights and obligations to Develop and to Commercialize such Product.
1.94    “Party” or “Parties” has the meaning set forth in the preamble.
1.95    “Party Supply Agreement” has the meaning set forth in Section 2.4.2.(b)(i)1.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.96    “Patent Right” or “Patent” means any and all patent rights and all right, title and interest in all patent applications and patents that issue from them, all letters patent or equivalent rights and applications in each case to the extent the same has not been held, by a court of competent jurisdiction, to be invalid or unenforceable in a decision from which no appeal can be taken or from which no appeal was taken within the time permitted for appeal. Patent Rights include any extension, registration, confirmation, reissue, continuation, supplementary protection certificate, divisional, continuation-in-part, re-examination or renewal thereof or foreign counterparts of any of the foregoing.
1.97    “Payee Party” has the meaning set forth in Section 4.3.3.
1.98    “Payor Party” has the meaning set forth in Section 4.3.3.
1.99    “PCC” or “Pre-Clinical Candidate” means preclinical candidate nomination, which is deemed to be achieved as soon as the success criteria set forth in Exhibits 3.1.2(a)1-7 are achieved.
1.100    “Permitted Deductions” has the meaning set forth in Section 1.152.
1.101    “Pharmacovigilance Agreement” has the meaning set forth in Section 2.3.7.(f).
1.102    “Phase 1 Clinical Study” means a clinical study of a product in human subjects which provides for the first introduction into humans of a product, conducted in healthy volunteers or patients to obtain information on product safety, tolerability, pharmacological activity or pharmacokinetics, as described in 21 C.F.R. § 312.21(a) (or the non-United States equivalent thereof).
1.103    “Phase 1 Clinical Study Expansion Cohort” means the expansion of a Phase 1 Clinical Study to include additional patient(s) following the selection of a dose during the dose escalation part of the Phase 1 Clinical Study (such as a maximum tolerated dose).
1.104    “Phase 2 (2a and/or 2b) Clinical Study”, “Phase 2a Clinical Study” or “Phase 2b Clinical Study” means a clinical study of a product that is prospectively designed to establish the safety, dose ranging and efficacy of a product as further defined in 21 C.F.R. § 312.21(b) (or the non-United States equivalent thereof).
1.105    “Pieris” has the meaning set forth in the preamble.
1.106    “Pieris Background Agreements” means [***].
1.107    “Pieris Building Block” means any Anticalin Building Block and any Antibody Building Block Controlled by Pieris.
1.108    “Pieris Building Block IP” means all Intellectual Property Rights and Know-How Covering any and all Anticalin Building Blocks and Antibody Building Blocks Controlled by Pieris.
1.109    “Pieris Co-Development Option” has the meaning set forth in Section 3.1.4.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.110    “Pieris Designated CoDev Collaboration Products” means, (a) with respect to the Initial Research Collaboration, the two (2) Collaboration Products set forth in Part 1 of Schedule 1.177, and (b) with respect to the Additional Research Collaboration (as applicable), the one (1) Collaboration Product to be mutually agreed by the Parties in accordance with Section 3.1.1.(c) and set forth in Part 2 of Schedule 1.177.
1.111    “Pieris Indemnitees” has the meaning set forth in Section 11.2.
1.112    “Pieris IP” means any and all Pieris Patent Rights and the Pieris Know-How, including any Intellectual Property Rights therein, but excludes the Pieris Platform IP and Pieris Platform Improvement IP. For the avoidance of doubt, Pieris IP shall include Pieris Building Block IP and any Product Specific IP that is Controlled by Pieris as of the Effective Date and thereafter during the Term and Pieris’ interest in the Joint IP.
1.113    “Pieris Know-How” means all Know-How that is Controlled by Pieris as of the Effective Date and thereafter during the Term other than pursuant to the licenses granted by Servier under this Agreement and is (a) used in connection with or otherwise Covers the Development, Manufacture, or Commercialization of the Products or (b) reasonably necessary for the Development, Manufacture, or Commercialization of a Product, but excludes the Pieris Platform IP and Pieris Platform Improvement IP. Pieris Know-How shall include Pieris’ interest in Joint Know-How.
1.114    “Pieris Partner” has the meaning set forth in Section 5.1.1.(a).
1.115    “Pieris Patent Rights” means any Patent Rights that are Controlled by Pieris as of the Effective Date and thereafter during the Term, and that Cover or are necessary for the Development, Manufacture or Commercialization of the Products pursuant to the terms of this Agreement, but excludes the Pieris Platform IP and Pieris Platform Improvement IP. Pieris Patent Rights shall include Pieris’ interest in Joint Patents. The Pieris Patent Rights existing as of the Effective Date are set forth in Schedule 1.182.
1.116    “Pieris Platform Improvement IP” means any and all Know-How created, invented or generated by or on behalf of employees, agents, or independent contractors of either Party or their Affiliates (whether alone or jointly) in the course of performing activities pursuant to this Agreement that constitutes an improvement, modification or enhancement to, or derivative of, the Pieris Platform IP, including all Intellectual Property Rights therein.
1.117    “Pieris Platform IP” means (a) the Know-How Controlled by Pieris that is necessary or useful for the practice of the Pieris Platform Technology, and (b) those Patents Rights Controlled by Pieris directed to the Pieris Platform Technology as set forth in Schedule 1.184.
1.118    “Pieris Platform Technology” means Anticalin Libraries, Anticalin Selection, Anticalin Expression, Anticalin Characterization, Anticalin Fusion Technology, and Anticalin Affinity Maturation methods, all to the extent Controlled by Pieris.
1.119     “Pieris ROFN Notice” has the meaning set forth in Section 5.1.1.(b).
1.120    “Pieris ROFN Product” has the meaning set forth in Section 5.1.1.(a).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.121    “Pieris ROFN Product Amendment” has the meaning set forth in Section 5.1.1.(b).
1.122    “Pieris Territory” means, with respect to the Lead Product and any CoDev Collaboration Product, the United States of America.
1.123    “Pieris Territory Commercialization Plan” has the meaning set forth in Section 2.5.1.(b).
1.124    “Pieris’ Contribution” has the meaning set forth in Section 4.1.3.(a).
1.125    “Pivotal Clinical Study” means a clinical study of a product that is designed to generate statistically significant evidence of the efficacy of a product for a particular Indication or use (as well as additional safety information) and that is intended to form the primary scientific support for filing a BLA to obtain Marketing Approval to market the product, (or any MAA for the non-United States equivalent thereof).
1.126    “Platform Agreement” means that certain non-exclusive license agreement to the Pieris Platform Technology entered into between Servier and Pieris on the date hereof. The Platform Agreement is set forth on Exhibit 1.193 to this Agreement.
1.127    “Prior CDA” has the meaning set forth in Section 1.72.
1.128    “Product” means the Lead Product and any Collaboration Product, including CoDev Collaboration Product and Servier WW Collaboration Product, as applicable.
1.129    “Product Specific IP” means all Product Specific Patents and Product Specific Know-How, including all Intellectual Property Rights therein.
1.130    “Product Specific Know-How” means all Know-How that is Controlled by either Party or both Parties as of the Effective Date and thereafter during the Term and (a) that is used in connection with or otherwise Covers the Development, Manufacture, or Commercialization of a Product or (b) is reasonably necessary or useful for the Development, Manufacture, or Commercialization of a Product but excludes the Know-How specifically related to Building Block IP and Pieris Platform IP and Pieris Platform Improvement IP.
1.131    “Product Specific Patents” means any Patent Rights Controlled by either Party or both Parties as of the Effective Date and thereafter during the Term, that Cover the Development, Manufacture or Commercialization of any Product, but exclude the Building Block IP and Pieris Platform IP and Pieris Platform Improvement IP.
1.132    “Product Trademarks” has the meaning set forth in Section 7.6.1.
1.133    “Promotional Materials” has the meaning set forth in Section 2.5.2.
1.134    “Proposed Study(ies)” has the meaning set forth in Section 2.3.3.
1.135    “Proposing Party” has the meaning set forth in Section 2.3.3.
1.136    “PRS-332” has the meaning set forth in Section 1.140.
1.137    “Raw Data” has the meaning set forth in Section 2.1.5.(d).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.138    “Receiving Party” has the meaning set forth in Section 1.72.
1.139    “Reconciliation Report” has the meaning set forth in Section 4.2.2.(b).
1.140    “Regulatory Approval” means any and all approvals, licenses, registrations or authorizations by a Competent Authority necessary for the Development activities (including any IND/IMPD approval), Manufacturing activities or Commercialization activities (including, where applicable, Marketing Approval, pricing, labeling and reimbursement determinations or approvals).
1.141    “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any applicable Competent Authority, other than an issued and unexpired Patent, including any regulatory data protection exclusivity (including, where applicable, pediatric exclusivity and/or orphan drug exclusivity) and/or any other exclusivity afforded by restrictions which prevent the granting by a Competent Authority of regulatory approval to market a Biosimilar.
1.142    “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, case report forms, trial master file, DMF, common technical documents, question and answers with Competent Authorities, Marketing Approvals or other filings or communications made to or with, or other approvals granted by, a Competent Authority that are necessary or reasonably desirable in order to Develop, Manufacture or Commercialize a Product in a particular country or regulatory jurisdiction.
1.143    “Required Data” has the meaning set forth in Section 2.6.2.
1.144    “Research Collaboration” means the Initial Research Collaboration or Additional Research Collaboration, as applicable.
1.145    “Responsible Party” has the meaning set forth in Section 7.5.5.
1.146    “Royalties” means, collectively, the Lead Product Royalties, the Servier WW Collaboration Product Royalties and the CoDev Collaboration Product Royalties.
1.147    “Royalty Bearing Net Sales” means on a country-by-country and Product-by-Product basis, the Net Sales generated during the Royalty Term for such Product in such country.
1.148    “Royalty Term” means, on a country-by-country basis and a Product-by-Product basis, the period commencing on the First Commercial Sale of the Product in a country and ending with respect to such Product in such country on the later of (a) ten (10) years thereafter in such country; (b) last to expire Regulatory Exclusivity relating to such Product; or (c) expiration of the last to expire Valid Claim of any Patent Right within the Pieris IP and Joint IP in each case, Covering such Product in such country [***].
1.149    “Rules” has the meaning set forth in Section 13.3.1.
1.150    “Scientific Meeting” has the meaning set forth in Section 9.2.2.
1.151    “Scientific Paper” has the meaning set forth in Section 9.2.1.
1.152    “SEC” has the meaning set forth in Section 8.6.2.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.153    “Seller” has the meaning set forth in Section 1.152.
1.154    “Sensitive Information” has the meaning set forth in Section 6.2.2.(f)(ii).
1.155    “Servier” has the meaning set forth in the preamble.
1.156    “Servier Background Contract” means that [***]
1.157    “Servier Building Block” means any Antibody Building Block Controlled by Servier.
1.158    “Servier Building Block IP” means all Intellectual Property Rights and Know-How Covering any and all Antibody Building Blocks Controlled by Servier.
1.159    “Servier Collaboration Option” has the meaning set forth in Section 3.1.1.(c).
1.160    “Servier Collaboration Option Fee” has the meaning set forth in Section 3.6.1.(b).
1.161    “Servier Collaboration Option Period” has the meaning set forth in Section 3.1.1.(c).
1.162    “Servier Indemnitees” has the meaning set forth in Section 11.1.
1.163    “Servier IP” means any and all Servier Patent Rights and Servier Know-How, including any Intellectual Property Rights therein. For the avoidance of doubt, Servier IP shall include Servier Building Block IP and any Product Specific IP that is Controlled by Servier as of the Effective Date and thereafter during the Term and Servier’s interest in the Joint IP.
1.164    “Servier Know-How” means all Know-How that is developed or Controlled by Servier as of the Effective Date and thereafter during the Term other than pursuant to the licenses granted by Pieris under this Agreement and is used in connection with or otherwise Covers the Development, Manufacture, or Commercialization of the Products. Servier Know-How shall include Servier’s interest in Joint Know-How.
1.165    “Servier Opt-In Notice” has the meaning set forth in Section 3.1.1.(c).
1.166    “Servier Partner” has the meaning set forth in Section 5.1.2.(a).
1.167    “Servier Patent Rights” means any Patent Rights that are Controlled by Servier as of the Effective Date and thereafter during the Term, and that Cover or are necessary for the Development, Manufacture or Commercialization of the Products (including its composition, formulation, combination, product by process, or method of use, manufacture, preparation or administration) pursuant to the terms of this Agreement. Servier Patent Rights shall include Servier’s interest in Joint Patents that meet the above requirements. The Servier Patent Rights existing as of the Effective Date are set forth in Schedule 1.234.
1.168    “Servier ROFN Notice” has the meaning set forth in Section 5.1.2.(b).
1.169    “Servier ROFN Product” has the meaning set forth in Section 5.1.2.(a).

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1.170    “Servier ROFN Product Agreement” has the meaning set forth in Section 5.1.2.(b).
1.171    “Servier Territory” means (a) with respect to the Lead Product and any CoDev Collaboration Product, the entire world except for the United States and (b) with respect to a Servier WW Collaboration Product, the entire world.
1.172    “Servier Territory Commercialization Plan” has the meaning set forth in Section 2.5.1.(a).
1.173    “Servier WW Collaboration Product” has the meaning set forth in Section 3.1.4.(b)(i).
1.174    “Servier WW Collaboration Product Royalties” has the meaning set forth in Section 3.6.4.(a).
1.175    “Servier’s Contribution” has the meaning set forth in Section 4.1.3.(a).
1.176    “Shared Costs” means: (a) all Out-of-Pocket Costs (on a pass-through basis with no mark-up) for pre-clinical Development (including research) activities, (b) all Translational Research Costs, (c) all Clinical Development Costs, (d) Non-Clinical Development Costs, and (e) CMC Costs, and, in each case as such costs are incurred by the Parties or their Affiliates after the Effective Date in accordance with a Collaboration Plan and the corresponding Collaboration Budget, or the Joint Development Plan and the Joint Development Budget, as applicable. Shared Costs shall not include costs incurred by a Party in the performance of any Territory Specific Work or Unsponsored Work.
1.177    “Shared Cost Report” has the meaning set forth in Section 4.2.2.(a)
1.178    “Start” means, with respect to a given (a) Clinical Study, the first dosing of the first research subject with a Product in such Clinical Study, and (b) GLP Tox Study, the start date of the in-life phase of such GLP Tox Study.
1.179    “Subject Item” has the meaning set forth in Section 1.74.
1.180    “Sublicensee” means a Third Party which is a licensee or sublicensee of the Pieris IP or the rights granted to Servier or Pieris, as applicable, under this Agreement, in accordance with the terms and conditions of this Agreement. For sake of clarity, Sublicensees do not include (a) wholesalers, distributors or similar entities performing similar functions, even if such Third Party is granted a limited right to promote and resell a Product sold to it and (b) Affiliates of the Party that has been granted the license (i.e., Servier or Pieris, as applicable).
1.181    “Sublicensing Party” has the meaning set forth in Section 5.1.3.(b)(i).
1.182    “Term” has the meaning set forth in Section 12.1.
1.183    “Territory” means either the Servier Territory or the Pieris Territory, as applicable given the context of the use of the term.
1.184    “Territory Specific Work” means any Clinical Study or non-clinical study that is required only by Competent Authorities in any given jurisdiction (or group of

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jurisdictions) in order to obtain or maintain Regulatory Approval for the Product in such jurisdiction, and not by Competent Authorities in other jurisdictions (or group of jurisdictions).
1.185    “Third Party” means any person or entity other than Pieris, Servier and their respective Affiliates.
1.186    “Third Party Claim” has the meaning set forth in Section 11.1.
1.187    “Third Party IP Claim” has the meaning set forth in Section 7.5.1.
1.188    “Third Party License” has the meaning set forth in Section 4.1.2.(a).
1.189    “[***]” has the meaning set forth in Section 5.1.2.(c).
1.190    “Trademarks” means all trademarks, service marks, trade names, rights in trade dress, logos, symbols, brand names and all trademark rights and interests throughout the world, and all right, title and interest in related applications and registrations throughout the world under common law, state law, federal law or laws of foreign countries.
1.191    “Transferring Party” has the meaning set forth in Section 3.2.5.(a).
1.192    “Translational Research” means all laboratory and clinical investigation performed before and during the clinical testing of a product aimed at defining patients that will benefit from treatment with the product (i.e. proof-of-concept preclinical studies; identification and validation of selection biomarkers) and the determination of biomarkers that will help follow the response to the treatment (identification and validation of response biomarkers).
1.193    “Translational Research Costs” shall mean the Out-of-Pocket Costs, as well as FTE Costs, associated with Translational Research.
1.194    “Unsponsored Work” has the meaning set forth in Section 2.3.3.(b).
1.195    “Valid Claim” means (a) a claim of an issued and unexpired Patent Right, which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction by a determination or has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise by a determination or (b) a claim of a pending Patent Right application that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling; provided, however, that Valid Claim will exclude any such pending claim in an application that has not been granted within [***] years following the earliest priority filing date for such application. For purposes of the definition of Valid Claim, “determination” means a determination with respect to a Patent Right that would prevent a Party from enforcing or continuing to enforce such Patent Right. To the extent that any Patent Right is issued, restored or otherwise deemed valid and enforceable, then it once again shall be considered a Valid Claim as from the date of such issuance, restoration or determination.
1.196    “Withholding Taxes” has the meaning set forth in Section 4.3.3.
1.197    “Working Group” has the meaning set forth in Section 2.2.7.
ARTICLE 2LEAD PRODUCT PROJECT

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Section 2.1    Licenses.
2.1.1    License Grants to Servier.
2.1.1.(a)    Development License. Subject to the terms and conditions set forth herein, Pieris hereby grants to Servier a co-exclusive (with Pieris), sublicensable (subject to Section 2.1.3 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP (i) to Develop and have Developed (subject to Section 2.3.6), the Lead Product in the Field anywhere in the Pieris Territory and the Servier Territory, including to perform Servier’s obligations under the Joint Development Plan and to undertake Territory Specific Work and Unsponsored Work as permitted herein, and (ii) (a) to Manufacture, have Manufactured (subject to Section 2.3.6), the Lead Product anywhere in the Pieris Territory and the Servier Territory, and (b) to import the Lead Product into the Servier Territory and the Pieris Territory, in each case (clause (a) and (b)), solely for such Development; provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 2.1.1.(a) shall be non-exclusive.
2.1.1.(b)    Commercialization License. Subject to the terms and conditions set forth herein during the Term, Pieris hereby grants to Servier a royalty-bearing, sublicensable (subject to Section 2.1.3 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP (i) to Commercialize the Lead Product in the Field solely in the Servier Territory, the license granted in this clause (i) to be exclusive (even as to Pieris), and (ii) (a) to Manufacture, have Manufactured (subject to Section 2.3.6), the Lead Product anywhere in the Pieris Territory and the Servier Territory, and (b) to import the Lead Product into the Servier Territory, in each case (clause (a) and (b)), solely for such Commercialization, the license granted in this clause (ii) to be a co-exclusive (with Pieris); provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 2.1.1.(b) shall be non-exclusive.
2.1.1    License Grants to Pieris.
2.1.1.(a)    Development License. Subject to the terms and conditions set forth herein, Servier hereby grants to Pieris a co-exclusive (with Servier), sublicensable (subject to Section 2.1.3 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Servier IP (i) to Develop and have Developed (subject to Section 2.3.6), the Lead Product in the Field anywhere in the Pieris Territory and the Servier Territory, including to perform Pieris’ obligations under the Joint Development Plan and to undertake Territory Specific Work and Unsponsored Work as permitted herein, and (ii) (a) to Manufacture, have Manufactured (subject to Section 2.3.6), the Lead Product anywhere in the Pieris Territory and the Servier Territory, and (b) to import the Lead Product into the Servier Territory and the Pieris Territory, in each case (clause (a) and (b)), solely for such Development; provided that with respect to any Servier

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Building Block IP within the Servier IP, the foregoing license under this Section 2.1.2.(a) shall be non-exclusive.
2.1.1.(b)    Commercialization License. Subject to the terms and conditions set forth herein during the Term, Servier hereby grants to Pieris a royalty-free, sublicensable (subject to Section 2.1.3 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Servier IP (i) to Commercialize the Lead Product in the Field solely in the Pieris Territory, the license granted in this clause (i) to be exclusive (even as to Servier), and (ii) (a) to Manufacture, have Manufactured (subject to Section 2.3.6), the Lead Product anywhere in the Pieris Territory and the Servier Territory, and (b) to import the Lead Product into the Pieris Territory, in each case (clause (a) and (b)), solely for such Commercialization, the license granted in this clause (ii) to be co-exclusive (with Servier); provided that with respect to any Servier Building Block IP within the Servier IP, the foregoing license under this Section 2.1.2.(b) shall be non-exclusive.
2.1.2    Sublicense. Servier or Pieris may sublicense (through multiple tiers) all or part of the rights and licenses granted to them under this Section 2.1 to an Affiliate or to a Third Party solely in accordance with the terms set forth in Section 5.1.2 and Section 5.1.3.
2.1.3    Know-How Transfer.
2.1.3.(a)    Initial Transfer. Within thirty (30) days of the Effective Date, Pieris shall make available to Servier the Pieris Know-How related to the Lead Product that has not been previously made available to Servier, including the items listed in Exhibit 2.1.4.(a).
2.1.3.(b)    Ongoing Transfer. Subject to Section 3.3.4, when applicable, on a continuing basis throughout the Term, (i) Pieris shall promptly make available to Servier all additional Pieris Know-How related to the Lead Product which comes into existence from time to time, including all information listed in Exhibit 2.1.4.(b) and all Data generated under the Joint Development Plan, Territory Specific Work or under any Unsponsored Work in accordance with Section 2.3.3, and all Know-How within the Joint IP which comes into existence from time to time (other than the Know-How related to Manufacturing, which is covered by Section 3.4) and (ii) Servier shall promptly make available to Pieris all Servier Know-How related to the Lead Product which comes into existence from time to time, including all Data generated under to the Joint Development Plan, Territory Specific Work or under any Unsponsored Work in accordance with Section 2.3.3, and all Know-How within Joint IP which comes into existence from time to time (other than the Know-How related to Manufacturing, which is covered by Section 3.4). Any such documents, reports and data intended to be submitted to Competent Authorities shall be made available in a form and format acceptable by Competent Authorities in the United States or European Union, e.g., in eCTD-ready format.

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2.1.4    Rights of Reference; Use of Data.
2.1.4.(a)    Subject to Section 2.3.4, when applicable, each Party (the “Beneficiary”) shall have the right to cross-reference, file or incorporate by reference in its respective Territory any Regulatory Materials (and any Data contained therein) filed by the other Party, its Affiliates or Sublicensees (the “Filing Party”) for the Lead Product, for use by the Beneficiary (and its Affiliates and Sublicensees) solely to Develop, Manufacture and Commercialize the Lead Product in accordance with this Agreement. The Filing Party shall, on written request by the Beneficiary, provide to the Beneficiary, and to any specified Competent Authority, a letter, in the form reasonably required by the Beneficiary, acknowledging that the Beneficiary (and its Affiliates and Sublicensees) has the above rights with respect to any such Regulatory Materials.
2.1.4.(b)    The Filing Party will provide, and cause its Affiliates and Sublicensees to provide, reasonable cooperation to the Beneficiary to effect the foregoing rights (including permitting the Beneficiary (and its Affiliates’ and Sublicensees’) and/or any relevant Competent Authority to inspect any such Regulatory Materials upon reasonable notice).
2.1.4.(c)    In the event that the Regulatory Materials to be cross-referenced, filed or incorporated by reference include any DMF of a Third Party manufacturer, such rights of cross-reference, filing or incorporation by reference shall be subject to such obligations and restrictions as the Filing Party may have to such Third Party manufacturer with respect to the use or disclosure of its DMF.
2.1.4.(d)    The Beneficiary shall have the right to request primary source data (“Raw Data”) for any Data intended for submission by the Beneficiary (or its Affiliates and Sublicensees) to the Competent Authorities or to request that the Filing Party make such Raw Data available for inspection by any applicable Competent Authorities, such right to be exercised in good faith but at the Beneficiary’s (or its Affiliates’ and Sublicensees’) sole discretion. The Filing Party agrees to conduct appropriate quality control and verification procedures and such other processes as may be required to confirm that the Data accurately describes the experimental methods and results of any study. Such quality control and verification procedures shall include verification against Raw Data to ensure that supporting statements and conclusions embodied in any documents submitted by the Beneficiary (and its Affiliates and Sublicensees) to the Competent Authorities are accurately represented. The Filing Party will ensure that quality control and verification procedures are conducted by individuals and entities with the appropriate technical expertise and experience, and that quality control and verification procedures are documented appropriately in compliance with the industry standard SOP’s and all applicable laws and regulations.
2.1.4.(e)    Disclaimer. Other than as expressly set forth in this Agreement, any Data disclosed or materials (other than pursuant to a Supply Agreement) provided by a Party to the other Party under this Agreement is provided on an “as is” basis, without any warranty (express or implied) of any kind, and the disclosing

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Party expressly disclaims all such warranties to the maximum extent permitted under applicable Law. The Beneficiary on behalf of itself and its Affiliates and Sublicensees accepts all risk and liability in relation to the use of the Data or materials received from the Filing Party under this Agreement. For avoidance of doubt, this Section 2.1.5.(e) does not limit either Party’s rights with respect to the other Party’s breach of this Agreement.
Section 2.2    Governance; Committees.
2.2.1    Joint Executive Committee. Within thirty (30) days after the Effective Date, the Parties shall establish a joint executive committee (the “Joint Executive Committee” or “JEC”). The JEC membership and procedures are further described in Section 2.2.5.
2.2.1.(a)    The JEC shall in particular, in accordance with the decision-making principles set forth in Section 2.2.5, manage the overall alliance and resolve any disputed matter of the JSC.
2.2.1.(b)    Unless otherwise agreed upon between the Parties, the JEC shall be comprised of an equal number of representatives from each of Servier and Pieris, which, unless otherwise agreed upon between the Parties, shall be two (2) members of each Party.
2.2.1.(c)    The JEC will meet at least once per Calendar Year (or more if agreed upon), with the Co-Chairs (as defined below) attending in person.
2.2.2    Joint Steering Committee. Within thirty (30) days after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”).
2.2.2.(a)    The JSC will assume a general role of leadership in the collaboration, to oversee and guide the implementation of the strategic objectives of the project and will be responsible for:
(i)    reviewing and approving the Joint Development Plan and Joint Development Budget and any annual or interim updates and proposed amendments thereto;
(ii)    attempting to resolve issues presented to it in accordance with Section 2.2.5;
(iii)    establishing, as appropriate, any additional sub-committees and Working Groups; and
(iv)    making such determinations as are expressly delegated to it under the terms of this Agreement.
2.2.2.(b)    Unless otherwise agreed upon between the Parties, the JSC shall be comprised of an equal number of representatives from each of Servier and Pieris, which unless otherwise agreed upon between the Parties, shall be comprised of three (3) members of each Party.

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2.2.2.(c)    The JSC will meet two (2) to three (3) times each Calendar Year (or more if agreed upon), with the Co-Chairs attending in person at least once per Calendar Year.
2.2.3    Joint Development Committee. Within thirty (30) days after the Effective Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or “JDC”).
2.2.3.(a)    The JDC will be responsible for:
(i)    Initiating, implementing and overseeing the conduct of the Joint Development Plan;
(ii)    preparing updates and proposed amendments Joint Development Plan and Joint Development Budget to be submitted to the JSC;
(iii)    reviewing any proposed Territory Specific Work, Unsponsored Work, and proposed Additional Studies;
(iv)    coordinating the activities of the Parties under this Agreement, including facilitating communications between the Parties with respect to the Development and Manufacture of the Lead Product;
(v)    providing a forum for discussion of the Development and Manufacture of the Lead Product;
(vi)    providing a forum for discussion of the Development and regulatory strategies for the Lead Product;
(vii)    coordinating the sharing of data under Section 3.3.4; and
(viii)    making such determinations as are expressly delegated to it under the terms of this Agreement.
2.2.3.(b)    Unless otherwise agreed upon between the Parties, the JDC shall be comprised of an equal number of representatives from each of Servier and Pieris, which unless otherwise agreed upon between the Parties, shall be comprised of between three (3) and five (5) members of each Party. The JDC will put in place a mixed core team in order to work efficiently.
2.2.3.(c)    The JDC will meet at least once each Calendar Quarter (or more if agreed upon), with the Co-Chairs attending in person at least twice per Calendar Year.
2.2.4    Joint Intellectual Property Committee. Within thirty (30) days after the Effective Date, the Parties shall establish a joint intellectual property committee (the “Joint Intellectual Property Committee” or “JIPC”).
2.2.4.(a)    The JIPC will be responsible for:
(i)    overseeing all intellectual property related issues arising under this Agreement, including strategies for prosecution and maintenance of all

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Pieris IP, Servier IP, and Joint IP with the exception of Pieris Platform IP and Pieris Platform Improvement IP;
(ii)    preparing reports and guidance related to such intellectual property issues to be submitted to the JSC; and
(iii)    making such determinations as are expressly delegated to it under the terms of this Agreement.
2.2.4.(b)    Unless otherwise agreed upon between the Parties, the JIPC shall be comprised of one (1) or two (2) members of each Party. All JIPC representatives will have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the subject matter of this Agreement and each Party’s representatives collectively will have relevant expertise in intellectual property portfolio management and licensing matters.
2.2.4.(c)    The JIPC will meet at least twice each Calendar Year (or more if agreed upon), with the Co-Chairs attending in person at least twice per Calendar Year.
2.2.5    General Rules.
2.2.5.(a)    Committee Membership. Each of the Joint Executive Committee, Joint Steering Committee, Joint Research Committee, Joint Development Committee and Joint Intellectual Property Committee (each, a “Committee”) will have solely the roles and responsibilities assigned to it in this Section 2.2 and as otherwise expressly set forth in this Agreement. Either Party may replace its respective Committee representatives at any time with prior written notice to the other Party. In the event a Committee member from either Party is unable to attend or participate in a Committee meeting, the Party who designated such representative may designate a substitute representative for the meeting in its sole discretion. The Alliance Managers (as defined below) appointed by Servier and Pieris are ex-officio members of each of the Committees. For avoidance of doubt, the Alliance Manager may also be a member of one or more Committees and either Party may include the same individual on one or more Committees.
2.2.5.(b)    Co-Chairs. Each Party shall appoint one of its members in each Committee to co-chair such Committee’s meetings (each, a “Co-Chair”). The Co-Chairs shall (a) ensure the orderly conduct of the Committee’s meetings, (b) attend each Committee meeting (either in-person, by videoconference or telephonically, unless otherwise expressly provided herein), and (c) prepare and issue written minutes of each meeting within thirty (30) days thereafter accurately reflecting the discussions and decisions of such meeting. Unless otherwise agreed, the Committee shall have at least one (1) representative with relevant decision-making authority from each Party such that the Committee is able to effectuate all of its decisions within the scope of its responsibilities. In the event the Co-Chair from either Party is unable to attend or participate in a Committee meeting,

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the Party who designated such Co-Chair may designate a substitute Co-Chair for the meeting in its sole discretion
2.2.5.(c)    Committee Meetings. All Committee meetings may be conducted by telephone, video-conference or in person as determined by the Co-Chairs in consultation with the Alliance Managers. Each Party shall bear its own personnel and travel costs and expenses relating to Committee meetings. With the consent of the Parties (not to be withheld unreasonably), other employee representatives of the Parties may attend any Committee meeting as non-voting observers. Either Party may also call a special meeting of a Committee (by videoconference or teleconference) by at least five (5) Business Days prior written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and no later than five (5) Business Days prior to the special meeting, such Party shall provide the Committee with materials reasonably adequate to enable an informed decision.
2.2.6    Decision Making.
2.2.6.(a)    Other than as set forth herein, in order to make any decision required of it hereunder with respect to any approval, a Committee must have present (in person, by videoconference or telephonically) at least the Co-Chair of each Party (or his/her designee for such meeting). The Parties will endeavor to make decisions where required with respect to any approval of a Committee by consensus of the Co-Chairs. If a dispute or failure to agree arises which cannot be resolved at the JRC, JDC or the JIPC, the Co-Chairs of either Party may cause such dispute or failure to agree to be referred to the Joint Steering Committee for resolution.
2.2.6.(b)    If any such dispute or failure to agree arises which cannot be resolved within the Joint Steering Committee, the Co-Chairs of either Party may cause such dispute or failure to agree to be referred to JEC. The JEC shall attempt in good faith to resolve such dispute or failure to agree by unanimous consent (with the Co-Chairs having each one vote). If the JEC cannot resolve such dispute or failure to agree within thirty (30) days of the matter being referred to it, such matter shall be resolved as follows:
(i)    each Party shall have final decision-making authority for the Lead Product Development matters related to its respective Territory, provided that such decision is not reasonably expected to have a Material Adverse Effect on the Development, Manufacture or Commercialization of the Lead Product in the other Party’s Territory; and
(ii)    any revision of the Joint Development Plan and Joint Development Budget shall be a mutual consent decision. For avoidance of doubt, neither Party shall be committed to make any expenditures that are not agreed to by such Party in a Joint Development Budget and neither Party shall be committed to expend funds in excess of that agreed to in a Joint Development Budget without its consent subject to Section 4.2.2.(d).

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2.2.6.(c)    Each Party shall be responsible and shall have full decision-making authority for the Commercialization of the Lead Product in its respective Territory, provided that such decision is not reasonably expected to have a Material Adverse Effect on the Development, Manufacture or Commercialization of the Lead Product in the other Party’s respective Territory.
2.2.6.(d)    For the purposes of this Agreement, “Material Adverse Effect” shall mean any materially adverse impact on the value of the Lead Product, including but not limited to restriction on the Lead Product’s label or adverse impact to the safety or efficacy of the Lead Product.
2.2.6.(e)    Disputes that cannot be resolved by the JEC shall be addressed as provided in Section 13.3.
2.2.7    Working Groups. From time to time, a Committee may establish and delegate duties to sub-committees or teams (each, a “Working Group”) to oversee particular projects or activities within their respective authority. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the Committee that established such Working Group. In no event shall the authority of any Working Group exceed that specified for the Committee under which such Working Group is established, as set forth in this Section 2.2.
2.2.8    Alliance Managers. Within thirty (30) days following the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall be a representative of the applicable Party on the Co-Chair. The Alliance Managers shall coordinate all contacts between the Parties regarding the activities contemplated by this Agreement, facilitate all such activities hereunder, be responsible for progressing the alliance activities, otherwise facilitating communication and be the first line of dispute resolution. The Alliance Managers shall have the right to attend all Committee meetings and shall be responsible for assisting the Co-Chair in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time shall be provided to the other Party. Each Party shall provide its Alliance Manager with sufficient resources for the Alliance Manager to perform his or her role under this Agreement.
2.2.9    Scope of Governance. Notwithstanding the creation of the Committees, each Party shall retain the rights, powers and discretion granted to it hereunder, and no Committee shall be delegated or vested with rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. No Committee shall have the power to amend or modify this Agreement, and no decision of any Committee shall be in contravention of any terms and conditions of this Agreement. The Alliance Managers shall not have any rights, powers or discretion except as expressly granted to the Alliance Managers hereunder and in no event shall the Alliance Managers have any right or power to modify or amend this Agreement. It is understood and agreed that issues to be formally decided by any of the Committees are only those specific issues that are expressly provided in this Agreement to be decided by such Committee.

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Section 2.3    Development.
2.3.1    Generally.
2.3.1.(a)    Joint Development Plan. Beginning on the Effective Date, the Parties shall jointly Develop the Lead Product in accordance with the pre-clinical and clinical development plan attached to this Agreement as Exhibit 2.3.1.(a), as may be supplemented and amended from time to time by the Joint Steering Committee, as described in Section 2.2.2.(a) (“Joint Development Plan”). The Joint Development Plan shall set forth the research and Development activities to be conducted by the Parties in order to achieve Marketing Approval from [***] for the Lead Product and will describe the scope, the budget and the activities to be performed by both Parties, among other items. The Parties acknowledge and agree that the initial Joint Development Plan attached as Exhibit 2.3.1.(a) as of the Effective Date will set forth those Development activities to be conducted by the Parties through first-in-man trial and reasonably in advance of (but at least [***] prior to) the expected completion of such Development activities under the initial Joint Development Plan, the Parties (through the JSC as contemplated in this Agreement) shall update and amend such initial Joint Development Plan to comply with the requirements of the immediately preceding sentence.
2.3.1.(b)    Responsibility. Subject to the activities allocated to each Party under the Joint Development Plan, Pieris shall be solely responsible for obtaining Regulatory Approvals for the Lead Product in the Pieris Territory and for Development activities to be undertaken in connection therewith, and Servier shall be solely responsible for obtaining Regulatory Approvals for the Lead Product in the Servier Territory and for Development activities to be undertaken in connection therewith. Notwithstanding the foregoing, the Parties agree that to the extent appropriate, Clinical Studies under the Joint Development Plan will be conducted globally with one sponsor per study and unless otherwise mutually agreed by the Parties in writing, on a Clinical Study-by-Clinical Study basis (i) Pieris shall be the sponsor for each Clinical Study conducted in the Pieris Territory under the Joint Development Plan other than as part of a global Clinical Study and (ii) Servier shall be the sponsor for (A) each Clinical Study conducted in the Servier Territory, and (B) each global Clinical Study conducted in both Servier Territory and Pieris Territory under the Joint Development Plan, provided, that notwithstanding the foregoing (i) and (ii), following any Change of Control of Pieris, the JDC shall determine which Party shall be the sponsor for each global Clinical Study conducted in the Territory under the Joint Development Plan depending on each Party’s resources and expertise, and with the intent that each Party be the global sponsor of an equal number of global Clinical Studies. Each Party shall be solely responsible for its own Territory Specific Work and any Unsponsored Work.
2.3.1.(c)    Database. Before commencement of each Clinical Study pursuant to the Joint Development Plan, the Parties shall use the applicable regulatory database format in order to fulfill both FDA and EMA requirements.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3.2    Development Funding.
2.3.2.(a)    Joint Development Plan. Starting on the Effective Date, each Party shall be responsible for its Agreed Percentage of the Shared Costs for the Lead Product, as set forth in the budget associated with the then current Joint Development Plan (“Joint Development Budget”) as included in Exhibit 2.3.1.(a). Each Party shall be responsible for any other costs such Party incurs in connection with the Development of the Lead Product.
2.3.2.(b)    Territory Specific Work and any Unsponsored Work. Each Party shall be solely responsible for costs it incurs in the performance of any Territory Specific Work and any Unsponsored Work.
2.3.3    Additional Studies. If a Party (including through its Affiliates or Sublicensees) wishes to conduct one or more additional Clinical Studies, Non-Clinical Development or Translational Research activities for the Lead Product in the Field which Data could be used in the other Party’s respective Territory (beyond what is then included in the Joint Development Plan or any Territory Specific Work) in the Field for Development of the Lead Product, such Party (the “Proposing Party”) shall notify the other Party (the “Non-Proposing Party”) of such proposed studies (the “Proposed Study(ies)”) and provide the Non-Proposing Party with any supporting Data or publications supporting any such proposal. In such event, the JDC shall consider such proposal and evaluate the supporting Data and information in good faith.
2.3.3.(a)    If the Parties both wish to collaborate in the conduct of such Proposed Study(ies), the Proposing Party shall prepare an amendment to the Joint Development Plan and Development Budget to include the Proposed Study(ies) for review and approval by the JSC.
2.3.3.(b)    If, after consideration in good faith by the JDC and the JSC, as applicable, the Parties do not, within [***], mutually agree to include the Proposed Study(ies) in the Joint Development Plan, the Proposing Party may elect to conduct such rejected Proposed Study(ies) (such study(ies), in such event, “Unsponsored Work”). The Non-Proposing Party may, within [***] following the failure of the JDC to mutually agreed to include the Proposed Study(ies) in the Joint Development Plan (the “Objection Period”), provide reasonable written objection to such Unsponsored Work on the basis of likely potential Material Adverse Effect upon the procurement or maintenance of Regulatory Approval or Commercialization of the Lead Product in the Non-Proposing Party’s respective Territory. If the Non-Proposing Party makes such an objection, the Proposing Party shall not be permitted to proceed with such Unsponsored Work unless the Proposing Party can establish that such Unsponsored Work is Territory Specific Work, required to achieve Regulatory Approval in [***] or in [***]. If the Proposing Party is able to establish that such Unsponsored Work is required for such a Regulatory Approval, then the Proposing Party shall be permitted to undertake such Unsponsored Work at its sole expense. The Proposing Party shall deliver to the JSC regular updates on such Unsponsored Work, and promptly

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following completion of the Unsponsored Work, a top-line summary of all Data resulting from such Unsponsored Work.
2.3.3.(c)    Clinical Studies in the Other Party’s Territory. In the event that, in furtherance of its Development activities for the Lead Product in its respective Territory and in accordance with its rights under this Agreement, a Party believes it needs to conduct Clinical Studies which include one or more sites in the other Party’s Territory, then the requesting Party shall provide written notice to the JDC of the proposed trial design (including the most current protocol draft), study size (estimated number of patients), the list of proposed countries involved in the study and the purpose of and need for such study. The proposing Party shall not proceed with such Clinical Study without the other Party’s consent through the JSC, which shall not be unreasonably withheld or delayed.
2.3.4    Ownership and Use Rights of Development Data; Additional Study Data.
2.3.4.(a)    Development Data. The Parties shall jointly own any Data arising out of each Party’s performance of its activities under the Joint Development Plan (“Development Data”) and, subject to ARTICLE 8 and ARTICLE 9, each Party shall be free to use and exploit such Development Data for the purposes of exercising its rights and fulfilling its obligations under this Agreement. For the avoidance of doubt, Development Data shall not include any Data resulting from any Territory Specific Work or Unsponsored Work (collectively, “Additional Study Data”).
2.3.4.(b)    Additional Study Data. All Additional Study Data shall be solely owned by the Party that performed the Territory Specific Work or Unsponsored Work that produced such Data, subject to the rights and licenses, if any, granted to the other Party herein. Each Party shall have access to and the right to use at no cost to such Party all Data resulting from Unsponsored Work and Territory Specific Work conducted by or on behalf of the other Party, its Affiliates and its Sublicensees, solely as necessary to comply with safety reporting or other similar regulatory requirements in its respective Territory, but not, for example, for Marketing Approval or pricing approval. If the Non-Proposing Party wishes to obtain access to and have the right to use the other Party’s Additional Study Data for any other reason (including obtaining Marketing Approval or pricing approval), it may do so by notice in writing to the Proposing Party at any time, provided that upon the exercise of such right, the Non-Proposing Party shall reimburse the Proposing Party for the cost it would have otherwise paid if it had agreed to co-fund such Unsponsored Work plus a premium of [***]. For clarification purposes only, if Servier were the Non-Proposing Party in the scenario described in the directly preceding sentence, Servier will reimburse Pieris for [***] of Pieris’ costs that would have been Shared Costs if it had been conducted under a Joint Development Plan) incurred in obtaining such Additional Study Data, and if Pieris were the Non-Proposing Party in the scenario described in the directly preceding sentence, Pieris will reimburse Servier for [***] of Servier’s costs that would have been Shared Costs if it had been conducted under

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a Joint Development Plan and are incurred in obtaining such Additional Study Data.
2.3.5    Reporting; Development Records. Each Party shall provide to the other written reports regarding the progress and results of their activities under the Joint Development Plan through the JDC. Each Party shall (and shall cause its Affiliates, Sublicensees, subcontractors and consultants to) maintain complete and accurate records (in the form of technical notebooks and/or electronic files where appropriate) of all work conducted by it or on its behalf (including by its Affiliates, Sublicensees, subcontractors and consultants) under the Joint Development Plan. Such records, including any electronic files where such Data may also be contained, shall fully and properly reflect all work done and results achieved in sufficient detail and in a good scientific manner appropriate for patent and regulatory purposes. Each Party shall have the right to review and receive a copy of such records (including a copy of the databases) maintained by the other Party (including its Affiliates, Sublicensees, subcontractors and consultants) at reasonable times, but no more than twice in any one Calendar Year, and to obtain access to source documents to the extent needed for patent or regulatory purposes or for other legal proceedings. The Parties may agree to set up an electronic data room, SharePoint or a relevant database in order to manage the exchange of information of all on-going activities in a secure manner.
2.3.6    Subcontractors. Each Party will have the right to use its Affiliates or Third Parties to perform the Development, Manufacturing and Commercialization activities for the benefit of such Party under this Agreement; provided that: (a) such Party remains responsible for the work allocated to such Party hereunder (including under the Joint Development Plan), and payment to, such subcontractors as it selects to the same extent it would if it had done such work itself; and (b) such Party will enter into a binding written agreement with such Affiliate and each such Third Party, prior to commencing such activities, which agreement includes the following terms (i) the subcontractors undertake in writing obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to ARTICLE 8, and (ii) such Party Controls all intellectual property developed by the subcontractors in the course of performing any such work and owns all such intellectual property that is specifically related to, or otherwise necessary for Development, Manufacture or Commercialization of, the Product, which includes, prior to commencing any such activities, having such subcontractor execute an agreement licensing or assigning, as applicable, any inventions and related Intellectual Property Rights to the Party by whom they are employed or for whom they are providing services (or its designated Affiliate). Notwithstanding the foregoing in this Section 2.3.6, where the Third Party is an academic or academic institution, the Parties shall consider in good faith to agree to waive clause (ii); for all other Third Parties, the Parties must mutually consent to waive or limit clause (ii), such consent not to be unreasonably withheld.
2.3.7    Regulatory Matters.
2.3.7.(a)    Ownership. Pieris will own all INDs, BLAs and related regulatory documentation submitted to any Competent Authority in the Pieris Territory with

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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respect to the Lead Product. Servier will own all IND/IMPDs, MAA and related regulatory documentation submitted to any Competent Authority in the Servier Territory with respect to the Lead Product as well as any drug master files maintained by or on behalf of Servier anywhere in the world with respect to the Lead Product.
2.3.7.(b)    Responsibility. Each will be solely responsible for all regulatory matters relating to Products in its Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Competent Authority; (ii) interfacing, corresponding and meeting with each Competent Authority; (iii) seeking and maintaining all regulatory filings; and (iv) maintaining and submitting all records required to be maintained or required to be submitted to any Competent Authority.
2.3.7.(c)    Communications.
(i)    Within [***] after receipt of any Health Authority Communication from a Competent Authority in its Territory with respect to the Lead Product, the recipient Party will provide the other Party, through its Alliance Manager, with a brief written description of the principal issues raised in such Health Authority Communication and, upon such other Party’s request, the recipient Party will also provide complete copies of such correspondence within a reasonable period of time following such request. The recipient Party will allow such other Party a reasonable opportunity to review and comment on any proposed response to such Health Authority Communications in advance of the transmission of such response, and will reasonably consider all comments timely provided in connection therewith.
(ii)    Within [***] after receipt of any Health Authority Communications from a Competent Authority in its Territory related to a Clinical Study hold or potential Clinical Study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Competent Authority, the recipient Party will provide the other Party, through its Alliance Manager, with a brief written description of the principal issues raised in such Health Authority Communication.
2.3.7.(d)    Meetings. Each Party shall provide the other Party with reasonable advance notice of all formal meetings and teleconferences with the FDA with respect to Pieris and the EMA with respect to Servier pertaining to the Lead Product, or with as much advance notice as practicable under the circumstances. The notifying Party shall use reasonable efforts, to the extent reasonably practicable, to permit the other Party to have, at such other Party’s expense, mutually acceptable representatives attend as observers, such formal meetings and teleconferences with FDA or EMA pertaining to such Product provided, however, that such notifying Party shall not be obligated to change or re-schedule

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any such meeting in order to accommodate the schedule of the other Party’s representatives.
2.3.7.(e)    Submissions. With respect to the Lead Product, each Party will allow the other Party a reasonable opportunity to review and comment on all filings and other submissions to the FDA and the EMA, as applicable, related to such Product in advance of submission of any such filings, and such first Party will reasonably consider all comments timely provided by such other Party in connection therewith.
2.3.7.(f)    Pharmacovigilance Agreement/Safety Data Exchange Agreement. After the Effective Date, the Parties shall mutually agree on a reasonably practicable date to enter into an agreement setting forth the worldwide pharmacovigilance procedures for the Parties with respect to the Lead Product (the “Pharmacovigilance Agreement”). The Pharmacovigilance Agreement shall be executed before the initiation of the first Clinical Study conducted by either of the Parties for a Product that requires the other Party to report pharmacovigilance data generated by such Clinical Study to the Competent Authorities. When executed, the Pharmacovigilance Agreement shall remain a stand-alone document, independent from this Agreement to enable amendment thereto as required independently of this Agreement.
2.3.7.(g)    Specifications. The Pharmacovigilance Agreement shall be in accordance with, and enable both Parties to fulfill, all local, national and regional regulatory reporting obligations under applicable Laws.
Section 2.4    Manufacturing.
2.4.1    Generally. The Joint Development Plan shall include details regarding Manufacture of the supply of Lead Product until Marketing Approval of the Lead Product.
2.4.2    Responsibility; Technology Transfer.
2.4.2.(a)    Immediate Needs for Development Purposes. Pieris shall use Commercially Reasonable Efforts to cause its Third Party contract manufacturers (the “CMOs”), subject to a satisfactory audit by Servier, to Manufacture and supply to Servier all of its clinical supply requirements for the Lead Product for clinical use and Development activities (including CMC activities) until the Parties agree on a manufacturing plan in accordance with Section 2.4.2.(b). Until such time, the CMC Costs shall be included as part of Shared Costs and shall be split among the Parties in accordance with its Agreed Percentage. Pieris shall use Commercially Reasonable Efforts to cause its CMOs to enter into three-way quality agreements for Manufacturing and supply of the Lead Product with Servier.
2.4.2.(b)    Manufacture for Later Clinical Development and Commercialization.

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(i)    On a Product-by-Product basis, the Parties shall discuss in good faith and mutually agree (taking into account the guiding principles of cost, quality and speed of manufacture) on which Party will be responsible for the supply of such Product for the conduct of any Clinical Study prior to commercial scale manufacturing, and such Party’s manufacturing and supply activities shall be set forth in the applicable Joint Development Plan; provided that Pieris is hereby designated as the Party responsible for the supply of Lead Product for the conduct of the Phase 1 Clinical Study. In addition, the Development Plan shall include the Parties’ strategy for commercial scale manufacturing.
1.    If the applicable Development Plan allocates responsibility to a Party to itself Manufacture a Product, then within [***] of a written request of the other Party, the Parties will negotiate in good faith and enter into a supply agreement (and any other necessary ancillary agreements including a quality technical agreement) for clinical or commercial supply of such Product (each, a “Party Supply Agreement”) which will be on commercially reasonable terms customary to Third Party contract manufacturing organization supply agreements and shall include key performance indicators (including criteria regarding manufacturing capacity, quantity, timeliness of delivery, quality and cost that are consistent with prevailing industry standards for Third Party contract manufacturing agreements). Any Product supplied for clinical purposes prior to commercial scale manufacturing under a Party Supply Agreement will be supplied at a price no greater than the Product’s fully burdened cost of goods, and any Product supplied on a commercial scale under a Party Supply Agreement will be supplied at a commercially reasonable price mutually agreed by the Parties in good faith (not to exceed [***]
2.    If the applicable Development Plan provides for the Parties to obtain Manufacturing services from a Third Party CMO, then the Parties shall use good faith efforts to enter into supply agreements with the same Third Party CMOs as primary and secondary suppliers of the relevant Product (each such agreement, a (“CMO Supply Agreement”). Such agreements may be separately established by each Party but the Parties will use good faith efforts to coordinate the activities under this Section 2.4.2.(b) and to take advantage of any volume discounts or economies of scale. If the Parties do not so elect, then each Party agrees that, in its CMO Supply Agreement, such Party shall not include any limitations on such Third Party’s ability to supply the other Party with such Product, and upon the request of the other Party, such Party shall facilitate initial business discussions between the other Party and such Third Party CMO. Any CMO Supply Agreement

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shall (a) be consistent with the terms included in this Agreement, including with regard to confidentiality, (b) shall assign to the contracting Party such Third Party’s entire right, title and interest in, or provide a perpetual, fully-paid, worldwide, fully sublicensable (through multiple tiers) exclusive (other than with respect to such Third Party’s background technology and improvements thereof) license under and to, any Know-How or Patent Rights made, developed or invented by such Third Party related to the Manufacture of such Products, and (c) shall be subject to review by the other Party prior to execution.
3.    At Servier’s request, the applicable Development Plan shall include a technology transfer of manufacturing process(es) owned or Controlled by Pieris, and in Pieris’ or its CMOs’ possession for the Lead Product to Servier or its Third Party subcontractor. At Servier’s request, Pieris shall include in any contract with a CMO for Manufacture of the Lead Product provisions requiring the CMO to conduct such technology transfer as set forth in the Development Plan, including by providing copies or samples of relevant documentation, materials and other embodiments of the relevant Know-How, and by making available its qualified technical personnel on a reasonable basis to consult with Servier with respect to such Know-How. Servier shall reimburse Pieris’ reasonable costs in connection with any technology transfer under this Section 2.4.2.(b). Upon the conclusion of such technology transfer (with no further shared coordination of supply of the Lead Product), each Party shall be solely responsible for and have sole control of, in each case by itself or through one or more CMOs, the Manufacture and supply of the Lead Product for further Development (other than under the Joint Development Plan) or Commercialization in the Party’s respective Territory, at such Party’s sole cost and expense.
Section 2.5    Commercialization.
2.5.1    Generally. The key Commercialization principles for the Lead Product will be set forth in a written summary of the global Commercialization strategy for such Product (each, a “Global Commercialization Strategy”). The JSC shall prepare the initial draft of such Global Commercialization Strategy for the Lead Product within [***] after initiation of the first Pivotal Clinical Study for such Product, and then annually thereafter. Amendments to any Global Commercialization Strategy will become effective following review and approval by the JSC.
2.5.1.(a)    Servier Territory Commercialization Plan. No less than [***] in advance of the reasonably expected First Commercial Sale in the Servier Territory with respect to the Lead Product, and on an annual basis thereafter, Servier shall prepare and deliver to the JSC for review a written plan that summarizes the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Commercialization activities to be undertaken with respect to such Product in the Servier Territory in the next Calendar Year and, to the extent commercially reasonable and Servier has reasonable visibility at the time, Servier’s intended plans and high-level anticipated timelines to obtain further Regulatory Approvals and Commercialize such Product in countries in the Servier Territory in which Servier is not then Commercializing such Product (the “Servier Territory Commercialization Plan”). Each Servier Territory Commercialization Plan shall be consistent with the most recent Global Commercialization Strategy approved by the JSC. The Servier Territory Commercialization Plan for the Lead Product shall subsequently be updated and modified by Servier, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Servier’s Commercialization activities with respect to such Product in the Servier Territory, a copy of which updated plan will be provided to the JSC for such Product. Notwithstanding the foregoing, in the event of any disagreement between the Parties regarding the Servier Territory Commercialization Plan for a Product, the Servier representatives on the JSC for such Product shall have final decision-making authority over the preparation and updating of such Servier Territory Commercialization Plan, provided that such decisions do not materially adversely affect the Commercialization of such Product in the Pieris Territory.
2.5.1.(b)    Pieris Territory Commercialization Plan. No less than [***] in advance of the reasonably expected First Commercial Sale in the Pieris Territory with respect to the Lead Product, and on an annual basis thereafter, Pieris shall prepare and deliver to the JSC for such Product for review a written plan that summarizes the Commercialization activities to be undertaken with respect to such Product in the Pieris Territory in the next Calendar Year and, to the extent commercially reasonable and Pieris has reasonable visibility at the time, Pieris’ intended plans and high-level anticipated timelines to obtain further Regulatory Approvals and Commercialize such Product in the Pieris Territory (the “Pieris Territory Commercialization Plan”). The Pieris Territory Commercialization Plan shall be consistent with the most recent Global Commercialization Strategy approved by the JSC. The Pieris Territory Commercialization Plan for the Lead Product shall subsequently be updated and modified by Pieris, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Pieris’ Commercialization activities with respect to such Product in the Pieris Territory, a copy of which updated plan will be provided to the JSC for such Product. Notwithstanding the foregoing, in the event of any disagreement between the Parties regarding the Pieris Territory Commercialization Plan for a Product, the Pieris representatives on the JSC for such Product shall have final decision-making authority over the preparation and updating of such Pieris Territory Commercialization Plan, provided that such decisions do not materially adversely affect the Commercialization of such Product in the Servier Territory.
2.5.2    Global Branding. The JSC shall, from time to time during the Term, develop (and thereafter modify and update) a high-level global branding strategy (including global

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positioning and promotional messages) for each Product for use throughout the world (the “Global Branding Strategy”), which shall be consistent with the applicable Global Commercialization Strategy. Each Party shall be responsible for the creation, production and regulatory filings of written sales, promotion and advertising materials for the Products for use in such Party’s respective Territory, which such materials shall be compliant with applicable Law and the Global Branding Strategy (“Promotional Materials”). Upon one Party’s request, the other Party shall provide copies of representatives samples of its final, approved Promotional Materials with respect to [***].
2.5.3    Reporting Obligations. Each Party shall report to the JSC in writing, by no later than each March 31 following the first Regulatory Approval of such Product in the Field in such Party’s Territory (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail such Party’s Commercialization activities for such Product in such Party’s Territory performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable).
2.5.4    Warehousing and Distribution. Each Party (or its Sublicensees) shall be responsible for booking sales in its Territory. Each Party may warehouse Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Products are booked in such Party’s Territory. If a Party receives any orders for any Product in the other Party’s Territory, it shall refer such orders to the other Party, to the extent it is not prohibited from doing so under applicable Law. Moreover, each Party and its Affiliates shall be solely responsible for handling all returns of any Product sold in its Territory, as well as all aspects of Product order processing, invoicing and collection, distribution, inventory and receivables of Products sold in its Territory.
2.5.5    Recalls, Market Withdrawals or Corrective Actions. In the event that any Competent Authority issues or requests a recall or takes a similar action in connection with a Product in a Territory, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Product in its Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall, within twenty-four (24) hours of such request, order or determination, notify the other Party’s Alliance Manager and JSC members by telephone or e-mail. Each Party, in consultation with the other Party, shall decide whether to conduct a recall of a Product in its own Territory and the manner in which any such recall shall be conducted (except in the case of a government mandated recall, when such Party may act without such advance notice but shall notify the other Party as soon as possible). Except as may otherwise be agreed to by the Parties, each Party shall bear the expense of any such recall in its own Territory. Each Party will make available all of its pertinent records that may be reasonably requested by the other Party in order to effect a recall of a Product in the other Party’s Territory. The Parties’ rights and obligations under this Section 2.5.5 shall be subject to the terms of any Party Supply Agreement(s). In the event of a conflict between the provisions of any such Party Supply Agreement and this Section 2.5.5, the provisions of such Party Supply Agreement shall govern.
2.5.6    Ex-Territory Sales; Export Monitoring.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.5.6.(a)    Ex-Territory Sales. Subject to applicable Law, neither Party (nor any of its Affiliates or Sublicensees) shall engage in any advertising or promotional activities relating to any Product directed primarily to customers or other buyers or users of such Product located outside its Territory or accept orders for Products from or sell Products into such other Party’s Territory for its own account, and if a Party receives any order for any Product in the other Party’s Territory, it shall refer such orders to the other Party.
2.5.6.(b)    Export Monitoring. Each Party and its Affiliates will use Commercially Reasonable Efforts to monitor and prevent exports of Products from its own Territory for Commercialization in the other Party’s Territory using methods permitted under applicable Law that are commonly used in the industry for such purpose (if any), and shall promptly inform the other Party of any such exports of Products from its Territory, and any actions taken to prevent such exports. Each Party agrees to take reasonable actions requested in writing by the other Party that are consistent with Law to prevent exports of Products from its Territory for Commercialization in the other Party’s Territory.
Section 2.6    Payments and Milestones.
2.6.1    Upfront Fee. In partial consideration for the rights granted under this Agreement regarding the Lead Product, Servier shall pay Pieris a one-time, non-refundable and non-creditable lump sum payment of [***] (the “Lead Product Upfront Fee”) [***] following receipt of the corresponding invoice from Pieris after the Effective Date.
2.6.2    Achievement Adjustment. In the event that the Lead Product achieves Lead Product DCN by the dates specified in the table below, the corresponding adjustment to the Lead Product Upfront Fee specified in the table below shall be made by Servier within [***] following receipt of the corresponding invoice from Pieris after such date of achievement of Lead Product DCN.

Date of Achievement of Lead Product DCN	Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Pieris shall generate all data required for the Lead Product DCN (the “Required Data”) as set forth in Exhibit 1.141. Pieris shall notify Servier when all Required Data are accessible to Servier through an electronic data room and whether the Lead Product DCN criteria as set forth in Exhibit 1.141 are met (the “Access Notice”). Servier has [***] to confirm in writing the completeness of the Required Data or request the missing information, in which case, the Access Notice shall not be deemed valid, Pieris shall provide the missing information and the procedure of the foregoing sentence will apply again.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Upon Servier’s confirmation that the Required Data is complete, (a) if the success criteria are met, the date of the Lead Product DCN shall be the date of receipt by Servier of the Access Notice and (b) if the success criteria are not met, the Parties will have [***] to decide whether or not they wish to continue the Development of the Lead Product, in which case, upon Servier’s decision to continue the Development of the Lead Product, the date of the Lead Product DCN shall be the date of receipt by Servier of the Access Notice.
2.6.3    Development and Regulatory Milestones. In partial consideration for the rights granted under this Agreement regarding the Lead Product, in each case upon initial achievement of the applicable milestone by or on behalf of Servier or Servier’s Affiliates or Sublicensees for the Lead Product, Servier will pay Pieris the one-time, non-refundable and non-creditable lump sum payments set forth below.

Development Event	Payment Amount
	1st Indication	2nd Indication	3rd Indication	4th Indication	5th Indication and beyond
Start of GLP Tox Studies	[***]	[***]	[***]	[***]	[***]
Start of Phase 1 Clinical Study	[***]
Start of Phase 2a Clinical Study or Phase 1 Clinical Study Expansion Cohorts	[***]
Start of Pivotal Clinical Study	[***]
MAA filing with the EMA	[***]
MAA filing in Japan	[***]
Marketing Approval (centralized procedure) in Europe	[***]	[***]	[***]	[***]
Marketing Approval in Japan	[***]	[***]	[***]	[***]
Additional Marketing Approval in Servier Territory for the first and the second countries out of the following: [***]	[***]	[***]	[***]	[***]
Maximum Total	[***]	[***]	[***]	[***]	[***]

Notwithstanding the above, with respect to each Marketing Approval (centralized procedure) in Europe milestone, if the approval is granted but conditional upon the completion of an additional

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Clinical Study, in lieu of paying the amount corresponding to such approval, Servier will pay [***] of such amount upon issuance of the conditional approval and [***] of such amount upon issuance of the confirmatory approval.

2.6.4    Skipped Development and Regulatory Milestones. If any of the above development and regulatory milestones are skipped (i.e. a later milestone payment is payable before an earlier milestone payment within the same jurisdiction if applicable), or if Regulatory Approval is achieved in any jurisdiction with respect to the Lead Product without all of the preceding milestone payments applicable to such Product having been achieved in such jurisdiction if applicable, then the skipped milestone(s) will be deemed to have been achieved upon the achievement of the subsequent milestone or upon Regulatory Approval, as applicable. If the MAA in Europe is filed through another procedure than the centralized procedure, the Parties will discuss in good faith the opportunity to adjust the milestones.
2.6.5    Sales Milestones. As partial consideration for the rights granted hereunder regarding the Lead Product, Servier shall make the non-refundable, non-creditable, one-time sales milestone payments to Pieris based upon the first achievement of the following Calendar Year cumulative Royalty Bearing Net Sales of the Lead Product in the Servier Territory as set forth below.

Annual Calendar Year - Royalty Bearing Net Sales Threshold	Payment
[***]	[***]
[***]	[***]
[***]	[***]
Maximum Total	[***]

2.6.6    Royalties. As partial consideration for the rights granted hereunder regarding the Lead Product, during the Royalty Term Servier shall pay Pieris royalties equal to the following percentages of Royalty Bearing Net Sales of the Lead Product over a Calendar Year in the Servier Territory, subject to adjustment as set forth in Section 4.1 (“Lead Product Royalties”):

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by Servier
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
ARTICLE 3    RESEARCH COLLABORATION
Section 3.1    Scope.
3.1.1    Generally.
3.1.1.(a)    During the Initial Research Collaboration Term, the Parties shall jointly collaborate to generate, evaluate and Develop the Initial Collaboration

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Products (the “Initial Research Collaboration”). The Parties may mutually agree to extend the Initial Research Collaboration Term for up to two (2) one-year terms consecutively applied (each, an “Initial Research Collaboration Renewal Term”).
3.1.1.(b)    The Initial Research Collaboration shall encompass four (4) Bispecific Products (the “Initial Collaboration Products”). A list of the initial Collaboration Products is included in Schedule 3.1.1.(b); this list may be modified and will be completed by the Parties during the course of the Research Collaboration, in each case by mutual written agreement of the Parties.
3.1.1.(c)    Additional Research Collaboration. Servier shall have an option (exercisable in Servier’s sole discretion) to jointly collaborate with Pieris to generate, evaluate and Develop the Additional Collaboration Products under this Agreement (the “Additional Research Collaboration” and such option, the “Servier Collaboration Option”). In order to exercise the Servier Collaboration Option under this Section 3.1.1.(c), Servier shall provide Pieris written notice stating its desire to opt-in with respect to the Additional Research Collaboration (such notice, the “Servier Opt-In Notice”) no later than the end of the Initial Research Collaboration Term (the “Servier Collaboration Option Period”). In the event that Servier delivers such Servier Opt-In Notice to Pieris prior to the end of the Servier Collaboration Option Period, then the Parties shall, within [***] thereof, negotiate in good faith to mutually agree upon the applicable Additional Collaboration Products to be included under such Additional Research Collaboration along with the duration (start and completion) of such Additional Research Collaboration (the “Additional Research Collaboration Initial Term”). Within [***] of such agreement, Servier shall pay to Pieris the Servier Collaboration Option Fee in accordance with Section 3.6.1.(b). The Parties may mutually agree to extend the Additional Research Collaboration Term for up to two (2) one-year terms consecutively applied (each, an “Additional Research Collaboration Renewal Term”).
3.1.1.(d)    The Additional Research Collaboration shall encompass up to three (3) Bispecific Products or [***], such Bispecific Products [***] to be mutually agreed by the Parties in accordance with Section 3.1.1.(c), one (1) of which shall be designated by both Parties as a Pieris Designated CoDev Collaboration Product (the “Additional Collaboration Products”).
3.1.2    Collaboration Plan.
3.1.2.(a)    The Parties shall establish a research pre-clinical and clinical development plan for each Collaboration Product, as may be supplemented and amended from time to time by the Joint Steering Committee, as described in Section 2.2.2.(a) (each, a “Collaboration Plan”). The initial Collaboration Plan for the Initial Collaboration Products shall be attached hereto as Exhibit 3.1.2.(a).1, Exhibit 3.1.2.(a).2, Exhibit 3.1.2.(a).3 and Exhibit 3.1.2.(a).4. Subject to Servier’s exercise of the Servier Collaboration Option in accordance with Section 3.1.1.(c), the Parties shall within ninety (90) days of the exercise of the Servier

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Collaboration Option, prepare an initial Collaboration Plan for the three (3) Additional Collaboration Products, each of which shall be attached hereto as Exhibit 3.1.2.(a).5, Exhibit 3.1.2.(a).6 and Exhibit 3.1.2.(a).7. Each Collaboration Plan shall set forth the research and Development activities to be conducted regarding the Collaboration Products by the Parties up to PCC and the terms of, and activities therein, shall at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the biopharmaceutical industry. In the event that, during the Collaboration Term, the Parties mutually agree to drop a Collaboration Product (in accordance with Section 5.2.1) and replace such product with a new Bispecific Product, the Collaboration Plan shall be updated to reflect the new Bispecific Product and research and Development activities related thereto.
3.1.2.(b)    With respect to a Collaboration Product that constitutes a Pieris Designated CoDev Collaboration Product, (i) [***] prior to the anticipated PCC date, the Parties shall in good faith prepare an update to the Collaboration Plan which sets forth the proposed Development activities to be conducted by the Parties (along with a corresponding updated Collaboration Budget) up to a Phase 2a Clinical Study, for such Pieris Designated CoDev Collaboration Product, and (ii) upon such Pieris Designated CoDev Collaboration Product becoming a CoDev Collaboration Product in accordance with Section 3.1.4.(a), the Collaboration Plan for such Product will be replaced by an updated Collaboration Plan that shall set forth the research and Development activities to be conducted by the Parties in order to achieve Marketing Approval from [***] for such CoDev Collaboration Product, and the provisions of Section 2.3, Section 2.4 and Section 2.5 shall apply to such Product mutatis mutandis except that the Parties shall agree upon responsibility for Manufacturing such Product for the Phase 1 Study and it shall not automatically be the responsibility of Pieris.
3.1.3    Collaboration Obligations.
3.1.3.(a)    Each Party shall conduct the activities assigned to such Party under each Collaboration Plan in accordance with the timelines set forth therein.
3.1.3.(b)    The provisions of Section 2.3.4.(a) (Ownership and Use Rights of Collaboration Data), Section 2.3.5 (Reporting; Development Records) and Section 2.3.6 (Subcontractors) shall apply mutatis mutandis to the activities of the Parties pursuant to a Collaboration Plan.
3.1.4    Co-Development Option. On a Pieris Designated CoDev Collaboration Product-by-Pieris Designated CoDev Collaboration Product basis, within [***] after the written acknowledgement by the Parties that PCC has been achieved (the “Consideration Period”), Pieris shall have (and Servier hereby grants to Pieris as of the Effective Date) the exclusive option (exercisable in Pieris’ sole discretion) to opt into global co-Development and Commercialization of each such Pieris Designated CoDev Collaboration Product(s) (each a “Pieris Co-Development Option”). The Parties shall use Commercially Reasonable Efforts to agree as to the updated Collaboration Plan and associated Collaboration Budget contemplated by Section 3.1.2.(b) for such Pieris

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Designated CoDev Collaboration Product [***] prior to the anticipated achievement of PCC. In order to exercise its option under this Section 3.1.4, Pieris shall provide Servier written notice stating its desire to opt-in with respect to the applicable Pieris Designated CoDev Collaboration Product (such notice, the “Opt-In Notice”) within the Consideration Period.
3.1.4.(a)    CoDev Collaboration Products. Upon receipt of the Opt-In Notice by Servier, the Pieris Designated CoDev Collaboration Product(s) identified in such Opt-In Notice shall automatically be deemed to be a co-development product (each, a “CoDev Collaboration Product” and collectively, the “CoDev Collaboration Products”).
3.1.4.(b)    Servier WW Collaboration Products.
(i)    Pieris Designated CoDev Collaboration Products shall automatically be deemed Servier WW Collaboration Products after expiration of the Consideration Period unless Pieris exercises its Pieris Co-Development Option for such Pieris Designated CoDev Collaboration Product within the Consideration Period (each such Pieris Designated CoDev Collaboration Products for which such option was not exercised, and any other Collaboration Product that does not constitute a CoDev Collaboration Product, each, a “Servier WW Collaboration Product” and collectively, the “Servier WW Collaboration Products”).
(ii)    In the event that Pieris fails to exercise the Pieris Co-Development Option for one or more Pieris Designated CoDev Collaboration Products within the Consideration Period (each a “Declined Option Collaboration Product”) and Servier wishes to continue the Development and Commercialization of such Declined Option Collaboration Product as a Servier WW Collaboration Product, Servier will reimburse Pieris for [***] of Pieris’ Agreed Percentage of the costs incurred in the Development of such Declined Option Collaboration Product under the applicable Collaboration Plan. Servier shall notify Pieris of its election to continue Development and Commercialization of such Declined Option Collaboration Product (a “DOCP Election Notice”) within [***] of the end of the respective Consideration Period. In the event that Servier does not provide Pieris the DOCP Election Notice within [***] of the end of the respective Consideration Period or affirmative elects not to continue Development and Commercialization of such Declined Option Collaboration Product, such Declined Option Collaboration Product shall constitute a Dropped Product by Servier for purposes of Section 5.2.1 effective as of the end of [***] period or as of the date that notice is given to Pieris.
(iii)    If following PCC, any Collaboration Product becomes a Servier WW Collaboration Product, Servier will be solely responsible for all pre-clinical and clinical Development, Manufacture and worldwide Commercialization of such Servier WW Collaboration Product.

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3.1.5    Reallocation of CoDev Collaboration Products and Servier WW Collaboration Products. Notwithstanding Section 3.1.4, if all of the CoDev Collaboration Products or all of the Servier WW Collaboration Products fail to reach PCC, then one Collaboration Product shall be reallocated as follows:
3.1.5.(a)    In the event that no Servier WW Collaboration Products have reached PCC by the time the second CoDev Collaboration Product has reached [***] in the Pieris Territory, at Servier’s written election, unless otherwise agreed by the Parties, such second CoDev Collaboration Product to reach [***] shall automatically be converted to a Servier WW Collaboration Product. Servier shall reimburse Pieris for its share of the Shared Costs paid during the time that such Collaboration Product was a CoDev Collaboration Product.
3.1.5.(b)    In the event that no CoDev Collaboration Products have reached PCC by the time the second Servier WW Collaboration Product has reached [***] in the Servier Territory, at Pieris’ written election, unless otherwise agreed by the Parties, such second Servier WW Collaboration Product to reach [***] shall automatically be converted to a CoDev Collaboration Product. Pieris shall reimburse Servier for its share of the Shared Costs paid during the time that such Product was a Servier WW Collaboration Product.
3.1.6    Research Funding.
3.1.6.(a)    Servier WW Collaboration Products.
(i)    Up to PCC, Servier shall be responsible for all Out-of-Pocket Costs associated with the Development and Manufacture of such Collaboration Product (other than a Pieris Designated CoDev Collaboration Product) starting from the applicable Collaboration Effective Date as outlined in the collaboration budget associated with the current Collaboration Plan for such Collaboration Product (each a “Collaboration Budget”). The initial Collaboration Budgets for the corresponding initial Collaboration Plans are attached to this Agreement as Exhibits 3.1.2(a)1–4 (with the Collaboration Budgets for the Additional Collaboration Products attached as Exhibits 3.1.2(a)5–7 within ninety (90) days of the exercise of the Servier Collaboration Option). Each Party shall be responsible for [***], including [***], associated with the Development and Manufacture of the Servier WW Collaboration Products, provided that (a) during the Additional Research Collaboration Term (as applicable), Servier shall pay Pieris for its [***] a [***] of [***] (the “Additional Research Collaboration Development Funds”), and such Additional Research Collaboration Development Funds shall be payable to Pieris [***], with the [***] of [***] due upon the Additional Collaboration Effective Date and [***] of [***], following receipt of invoice from Pieris for the same, and (b) following PCC, in the event that Servier requests and Pieris agrees to perform activities for Development or Manufacture of a Servier WW Collaboration Product then Servier shall reimburse Pieris for [***]. To the extent that there is a Collaboration Renewal Term, the Parties shall

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discuss in good faith an additional lump sum to be paid to Pieris (the “Collaboration Renewal Development Funds”) with respect to such Collaboration Renewal Term. The Parties acknowledge and agree that the Collaboration Renewal Development Funds amount is not intended as a limitation on Pieris’ obligation to conduct its activities under the Collaboration Plan or otherwise pursuant to this Agreement.
(ii)    Following PCC for a given Collaboration Product that constitutes a Servier WW Collaboration Product, Servier shall be responsible for all costs associated with the Development, Manufacture and Commercialization of such Servier WW Collaboration Products.
3.1.6.(b)    CoDev Collaboration Products.
(i)    Up to PCC for each Pieris Designated CoDev Collaboration Product, each Party shall be responsible for its Agreed Percentage of the Shared Costs in accordance with the Collaboration Budget associated with such Pieris Designated CoDev Collaboration Product.
(ii)    Following PCC for a given Collaboration Product, which becomes a CoDev Collaboration Product, the provisions of Section 2.3.2 shall apply mutatis mutandis with respect to such CoDev Collaboration Product.
(iii)    For the avoidance of doubt, subject to Section 3.1.6.(b)(i) and Section 3.1.6.(b)(ii), and except as otherwise expressly contemplated by this Agreement, each Party shall be responsible for [***], associated with the Development and Manufacture of the CoDev Collaboration Products.
Section 3.2    Licenses.
3.2.1    Research License.
3.2.1.(a)    License Grant to Servier. Subject to the terms and conditions set forth herein, on a Collaboration Product-by-Collaboration Product basis, during the applicable Collaboration Term but only up to PCC and any Consideration Period for the applicable Collaboration Product, Pieris hereby grants to Servier a co-exclusive (with Pieris), sublicensable (subject to Section 3.2.4 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP solely to perform Servier’s obligations under the applicable Collaboration Plan in accordance with this Agreement anywhere in the Pieris Territory and the Servier Territory solely with respect to the Development of such Collaboration Product in the Field; provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 3.2.1.(a) shall be non-exclusive.
3.2.1.(b)    License Grant to Pieris. Subject to the terms and conditions set forth herein, on a Collaboration Product-by-Collaboration Product basis, during the applicable Collaboration Term but only up to PCC and any Consideration Period for the applicable Collaboration Product, Servier hereby grants to Pieris

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a co-exclusive (with Servier), sublicensable (subject to Section 3.2.4 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Servier IP solely to perform Pieris’ obligations under each Collaboration Plan in accordance with this Agreement anywhere in the Pieris Territory and the Servier Territory solely with respect to the Development of such Collaboration Product in the Field; provided that with respect to any Servier Building Block IP within the Servier IP, the foregoing license under this Section 3.2.1.(b) shall be non-exclusive.
3.2.2    Servier WW Collaboration Products. With respect to each Servier WW Collaboration Product, subject to the terms and conditions of this Agreement, Pieris hereby grants to Servier:
3.2.2.(a)    Development License. During the Term following PCC, an exclusive (even as to Pieris) sublicensable (subject to Section 3.2.4 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP to (a) Develop, have Developed (subject to Section 2.3.6) and use such Servier WW Collaboration Product in the Field worldwide, and (b) Manufacture and have Manufactured (subject to Section 2.3.6) the Servier WW Collaboration Product worldwide for the purposes of such Development. The foregoing license shall be exercisable by Servier after PCC for such Servier WW Collaboration Product; provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 3.2.2.(a) shall be non-exclusive.
3.2.2.(b)    Commercialization License. During the Term following PCC, an exclusive (even as to Pieris), royalty-bearing, sublicensable (subject to Section 3.2.4 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP to (a) Commercialize the Servier WW Collaboration Product in the Field worldwide and (b) to Manufacture and have Manufactured (subject to Section 2.3.6) the Servier WW Collaboration Product worldwide for the purposes of such Commercialization; provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 3.2.2.(b) shall be non-exclusive.
3.2.3    CoDev Collaboration Products.
3.2.3.(a)    License Grants to Servier.
(i)    Development License. Subject to the terms and conditions set forth herein, Pieris hereby grants to Servier during the Term following PCC for a given CoDev Collaboration Product, a co-exclusive (with Pieris), sublicensable (subject to Section 3.2.4 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP (1) to Develop and have Developed (subject to Section 3.1.4 and Section 2.3.6), and use the CoDev Collaboration Product in the Field anywhere in the Pieris Territory and the Servier Territory, including to perform Servier’s obligations under each Collaboration Plan and to

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undertake Territory Specific Work and Unsponsored Work as permitted herein, and (2) (A) to Manufacture and have Manufactured (subject to Section 3.4 and Section 2.3.6), the CoDev Collaboration Product in the Field anywhere in the Pieris Territory and the Servier Territory, and (B) to import, have imported, export and have exported the CoDev Collaboration Product into the Servier Territory and the Pieris Territory, in each case (clause (A) and (B)), solely for such Development; provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 3.2.3.(a)(i) shall be non-exclusive.
(ii)    Commercialization License. Subject to the terms and conditions set forth herein during the Term following PCC for a given CoDev Collaboration Product, Pieris hereby grants to Servier a royalty-bearing, sublicensable (subject to Section 3.2.4 below), personal and non-transferable (except as set forth in Section 13.5), right and license under the Pieris IP (1) to Commercialize each CoDev Collaboration Product in the Field solely in the Servier Territory, the license granted in this clause (1) to be exclusive (even as to Pieris), and (2) (A) to Manufacture and have Manufactured (subject to Section 3.4 and Section 2.3.6), the CoDev Collaboration Product in the Field anywhere in the Pieris Territory and the Servier Territory, and (B) to import, have imported, export and have exported the CoDev Collaboration Product into the Servier Territory, in each case (clause (B) and (B)), solely for such Commercialization, the license granted in this clause (2) to be a co-exclusive (with Pieris); provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license under this Section 3.2.3.(a)(ii) shall be non-exclusive.
3.2.3.(b)    License Grants to Pieris.
(i)    Development License. Subject to the terms and conditions set forth herein, during the Term following PCC for a given CoDev Collaboration Product, Servier hereby grants to Pieris a co-exclusive (with Servier), sublicensable (subject to Section 3.2.4), personal and non-transferable (except as set forth in Section 13.5), right and license under the Servier IP (1) to Develop and have Developed (subject to Section 3.1.4 and Section 2.3.6), and use the CoDev Collaboration Product in the Field anywhere in the Pieris Territory and the Servier Territory, including to perform Pieris’ obligations under the Collaboration Plan and to undertake Territory Specific Work and Unsponsored Work as permitted herein, and (2) (a) to Manufacture and have Manufactured (subject to Section 3.4 and Section 2.3.6), the CoDev Collaboration Product in the Field anywhere in the Pieris Territory and the Servier Territory, and (b) to import, have imported, export and have exported the CoDev Collaboration Product into the Servier Territory and the Pieris Territory, in each case (clause (a) and (b)), solely for such Development; provided that with respect to any

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Servier Building Block IP within the Servier IP, the foregoing license under this Section 3.2.3.(b)(i) shall be non-exclusive.
(ii)    Commercialization License. Subject to the terms and conditions set forth herein during the Term following PCC for a given CoDev Collaboration Product, Servier hereby grants to Pieris a royalty-free, sublicensable (subject to Section 3.2.4), personal and non-transferable (except as set forth in Section 13.5), right and license under the Servier IP (1) to Commercialize the CoDev Collaboration Product in the Field solely in the Pieris Territory, the license granted in this clause (1) to be exclusive (even as to Servier), and (2) (a) to Manufacture and have Manufactured (subject to Section 3.4 and Section 2.3.6), the CoDev Collaboration Product anywhere in the Pieris Territory and the Servier Territory, and (b) to import, have imported, export and have exported the CoDev Collaboration Product into the Pieris Territory, in each case (clause (a) and (b)), solely for such Commercialization, the license granted in this clause (2) to be a co-exclusive (with Servier); provided that with respect to any Servier Building Block IP within the Servier IP, the foregoing license under this Section 3.2.3.(b)(ii) shall be non-exclusive.
3.2.4    Sublicense. Servier or Pieris may sublicense (through multiple tiers) all or part of the rights and licenses granted to them under this Section 3.2 to an Affiliate or to a Third Party solely in accordance with the terms set forth in Section 5.1.2 and Section 5.1.3.
3.2.5    Know-How Transfer.
3.2.5.(a)    Initial Transfer. Within thirty (30) days following the Effective Date or any other schedule agreed upon by the Parties, each Party (the “Transferring Party”) shall make available to the other Party the Transferring Party’s respective Know-How related to the Collaboration Products that has not been previously made available to such other Party, including the items listed in Exhibit 3.2.5.(a).
3.2.5.(b)    Ongoing Transfer. Subject to Section 3.3.4, when applicable, on a continuing basis throughout the Collaboration Term, the Transferring Party shall promptly make available to the other Party all additional of the Transferring Party’s respective Know-How related to the Collaboration Products which comes into existence from time to time, including all information listed in Exhibit 2.1.4.(b) and all Data generated under the Collaboration Plan or Territory Specific Work or under any Unsponsored Work in accordance with Section 3.1.3 and all Know-How within the Joint IP which comes into existence from time to time (other than the Know-How related to Manufacturing, which is covered by Section 3.4). Any such documents, reports and data intended to be submitted to Competent Authorities shall be made available in a form and format acceptable by Competent Authorities, e.g., in eCTD-ready format.

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3.2.6    Rights of Reference; Use of Data. The provisions of Section 2.1.5 shall apply mutatis mutandis to the Regulatory Materials and Data in relation to CoDev Collaboration Products.
Section 3.3    Governance.
3.3.1    Generally. The governance structure set forth in Section 2.2 shall apply mutatis mutandis to the Collaboration Products (other than Servier WW Collaboration Products following PCC) and the Collaboration Plan, provided that, until PCC, the JDC shall be replaced by a joint research committee (the “Joint Research Committee” or “JRC”) with the following responsibilities:
(i)    Initiating, implementing and overseeing the conduct of any Collaboration Plan;
(ii)    preparing updates and proposed amendments to the Collaboration Plan and Collaboration Budget to be submitted to the JSC;
(iii)    reviewing, resolving and approving any matters or disputes related to the Development of any Product prior to PCC;
(iv)    establishing a core research and development team to ensure work under the Joint Collaboration Plan is executed efficiently;
(i)    coordinating the sharing of data under Section 3.3.4; and
(ii)    making such determinations as are expressly delegated to it under the terms of this Agreement.
3.3.2    Servier WW Collaboration Products. The governance structure set forth in Section 2.2 shall not apply to Servier WW Collaboration Products following PCC. Instead, in addition to the data sharing requirements of Section 3.2.5.(b), Servier shall update Pieris as to the status of the Development and Commercialization of the Servier WW Collaboration Products through a written annual report no later than forty-five (45) days following the end of every Calendar Year outlining Servier’s efforts in connection with Development relating to the Servier WW Collaboration Products and giving Pieris notice of material events related to the Development of the Servier WW Collaboration Products, including general timelines with regard to anticipated milestones and communications intended to be achieved within [***] following such report. Such reports shall include information on [***] that (a) have been [***] or (b) are intended to be [***]. At [***] request, not more than [***] per [***], [***] shall consider [***] answering [***] with respect to Servier WW Collaboration Products, provided that [***] shall not be required to do so.
3.3.3    Regulatory. Section 2.3.7(c) with respect to Health Authority Communications shall apply mutatis mutandis to the Servier WW Collaboration Products.
3.3.4    Ongoing Information Sharing. Promptly following the Effective Date, the Parties will establish a secure electronic data exchange system through which the Parties shall, subject to any then current obligations or restrictions the sharing Party may have to a

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Third Party, share on an on-going and regular basis during the Collaboration Term with each other relevant data and information with regard to the Building Blocks used in any Product which could be relevant for the Development of such Product. After the termination of the Collaboration Term, such information shall be limited to any Health Authority Communication with regard to the Building Blocks used in any Product that is being Developed, Manufactured or Commercialized which could be relevant for the Development of such Product.
Section 3.4    Manufacturing.
3.4.1    Generally.
3.4.1.(a)    The Collaboration Plan shall include each Parties responsibilities and activities regarding the Manufacture and supply of the Collaboration Products until PCC.
3.4.1.(b)    Following PCC, the principles set forth in Section 2.4 shall apply mutatis mutandis to CoDev Collaboration Products. Servier shall be solely responsible for the Manufacturing of Servier WW Collaboration Products.
Section 3.5    Commercialization.
3.5.1    Servier WW Collaboration Products. Servier shall be solely responsible for and have sole control over all aspects of the Commercialization of the Servier WW Collaboration Products in every country of the world, including planning and implementation, distribution, booking of sales, pricing, reimbursement and costs.
3.5.2    CoDev Collaboration Products. The provisions of Section 2.5 shall apply mutatis mutandis to the Commercialization of the CoDev Collaboration Products. Subject to the terms of this Agreement, (a) Servier shall be solely responsible for and have sole control of all aspects of the Commercialization of the CoDev Collaboration Products in the Servier Territory, including planning and implementation, distribution, booking of sales, pricing, reimbursement and costs and (b) Pieris shall be solely responsible for and have sole control of all aspects of the Commercialization of the CoDev Collaboration Products in the Pieris Territory, including planning and implementation, distribution, booking of sales, pricing, reimbursement and costs.
Section 3.6    Payments and Royalties.
3.6.1    Technology Access Fee.
3.6.1.(a)    In partial consideration for the rights granted under this Agreement regarding the Collaboration Products under the Initial Research Collaboration, Servier shall pay Pieris a one-time, non-refundable and non-creditable lump sum payment of [***] following receipt of the corresponding invoice from Pieris after the Effective Date.
3.6.1.(b)    In partial consideration for the rights granted under this Agreement regarding the Servier Collaboration Option and the Additional Collaboration Products under the Additional Research Collaboration, Servier shall pay Pieris a

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one-time, non-refundable and non-creditable lump sum payment of [***] (the “Servier Collaboration Option Fee”) concurrently with Servier’s delivery of the Servier Opt-In Notice to Pieris (pursuant to Section 3.1.1.(c)).
3.6.2    Development and Regulatory Milestones.
3.6.2.(a)    Servier WW Collaboration Products. In partial consideration for the rights granted under this Agreement regarding the Servier WW Collaboration Products, in each case upon initial achievement of the applicable milestone by or on behalf of Servier or its Sublicensees for each Servier WW Collaboration Product, Servier will pay Pieris the corresponding one-time, non-refundable and non-creditable lump sum payment set forth below.

Development Event	Payment Amount
	1st Indication	2nd Indication	3rd Indication
In vivo PoC or PCC	[***]	[***]	[***]
Start of GLP Tox Studies	[***]
Start of Phase 1 Clinical Study	[***]	[***]	[***]
Start of Phase 2a Clinical Study or Phase 1 Clinical Study Expansion Cohorts	[***]	[***]	[***]
Start of Pivotal Clinical Study	[***]	[***]	[***]
[***] filing [***]	[***]	[***]	[***]
[***] filing [***]	[***]	[***]	[***]
[***] filing [***]	[***]	[***]	[***]
Marketing Approval [***]	[***]	[***]	[***]
Marketing Approval [***]	[***]	[***]	[***]
Marketing Approval [***]	[***]	[***]	[***]
Maximum Total	[***]	[***]	[***]

Notwithstanding the above, with respect to each Marketing Approval (centralized procedure) in Europe and Marketing Approval in the United States milestone, if any such approval is granted but conditional upon the completion of an additional Clinical Study in the applicable country, in lieu of paying the amount corresponding to such approval, Servier shall pay [***] of such amount upon issuance of the conditional approval and [***] of such amount upon issuance of the confirmatory approval.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.6.2.(b)    CoDev Collaboration Products. In partial consideration for the rights granted under this Agreement regarding the CoDev Collaboration Products, in each case upon initial achievement of the applicable milestone by or on behalf of Servier or Servier’s respective Affiliates or Sublicensees for each CoDev Collaboration Product, Servier will pay Pieris the corresponding one-time, non-refundable and non-creditable lump sum payment set forth below.

Development Event	Payment Amount
	1st Indication	2nd Indication
In vivo PoC or PCC	[***]	[***]
Start of GLP Tox Studies	[***]	[***]
Start of Phase 1 Clinical Study	[***]	[***]
Start of Phase 2a Clinical Study or Phase 1 Clinical Study Expansion Cohorts	[***]	[***]
Start of Pivotal Clinical Study	[***]	[***]
[***] filing [***]	[***]	[***]
[***] filing [***]	[***]	[***]
[***] filing [***]	[***]	[***]
[***]	[***]	[***]
Marketing Approval [***]	[***]	[***]
Marketing Approval [***]	[***]	[***]
Maximum Total	[***]	[***]

Notwithstanding the above, with respect to each Marketing Approval (centralized procedure) in Europe milestone, if the approval is granted but conditional upon the completion of an additional Clinical Study, in lieu of paying the amount corresponding to such approval, Servier will pay [***] of such amount upon issuance of the conditional approval and [***] of such amount upon issuance of the confirmatory approval.

3.6.2.(c)    Skipped Development and Regulatory Milestones. If any of the above development and regulatory milestones are skipped (i.e. a later milestone payment is payable before an earlier milestone payment in the same jurisdiction, if applicable), or if Regulatory Approval is achieved in any jurisdiction with respect to a Servier WW Collaboration Product (under Section 3.6.2.(a)) or CoDev Collaboration Product (under Section 3.6.2.(b) without all of the preceding milestone payments applicable to such Product in such jurisdiction, if applicable, having been achieved, then the skipped milestone(s) will be deemed to have been achieved upon the achievement of the subsequent milestone or upon Regulatory Approval, as applicable. If the MAA in Europe is filed through another procedure than the centralized procedure, the Parties will discuss in good faith the opportunity to adjust the milestones.
3.6.3    Sales Milestones. As partial consideration for the rights granted hereunder regarding the Servier WW Collaboration Products, Servier shall make the non-refundable, non-creditable, one-time sales milestone payments to Pieris based upon achievement of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the following worldwide annual Calendar Year cumulative Royalty Bearing Net Sales for each Servier WW Collaboration Product.

Annual Calendar Year - Royalty Bearing Net Sales Threshold	Payment
[***]	[***]
[***]	[***]
[***]	[***]
Maximum Total	[***]

For clarity, one or more of the above sales milestones may be achieved during the same Calendar Year.

3.6.4    Royalties.
3.6.4.(a)    Servier WW Collaboration Products. As partial consideration for the rights granted hereunder regarding the Servier WW Collaboration Products, during the Royalty Term Servier shall pay Pieris royalties equal to the following percentages of Royalty Bearing Net Sales of the each of the Servier WW Collaboration Products in a Calendar Year in the Servier Territory, subject to adjustment as set forth in Section 4.1 (“Servier WW Collaboration Product Royalties”):

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by Servier
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.6.4.(b)    CoDev Collaboration Products. As partial consideration for the rights granted hereunder regarding the CoDev Collaboration Products, during the Royalty Term Servier shall pay Pieris royalties equal to the following percentages of Royalty Bearing Net Sales of each of the CoDev Collaboration Products in a Calendar Year in the Servier Territory, subject to adjustment as set forth in Section 4.1 (“CoDev Collaboration Product Royalties”):

Annual Calendar Year Royalty Bearing Net Sales	Royalty Rates owed by Servier
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 4    ROYALTY ADJUSTMENT; PAYMENT TERMS; RECONCILIATION
Section 4.1    Royalty Adjustments.
4.1.1    Biosimilar Drug Competition. Notwithstanding the foregoing, subject to Section 4.1.2.(d), if in any Calendar Quarter total sales of any Biosimilar(s) of a Product in any country reaches more than [***] in [***] of the [***] [***] of the applicable Product and the Biosimilar(s) in such country, then (a) the Royalties payable to Pieris for such Product in such country shall be reduced by [***] of the amount otherwise payable hereunder and (b) beginning [***] years from the First Commercial Sale of the Product in such country and thereafter, no further Royalties shall be due for such Product in such country. Notwithstanding the foregoing, in the event of Biosimilar sales that are later enjoined by a court or otherwise halted (such as on the basis of patent or regulatory exclusivity), then subsequent royalties shall be restored to the level otherwise contemplated under this Agreement.
4.1.2    Third Party Licenses.
4.1.2.(a)    If it is reasonably necessary for Servier (including as evidenced by an opinion of internationally recognized outside counsel) to license one or more Patent Rights from one or more Third Parties in order to Develop, Manufacture (other than manufacturing processes), Commercialize or use the drug substance of any Product (due to, for example, the polypeptide sequence or targets of such Product but excluding, for example, formulation Patents or Manufacturing process Patents), whether directly or through any Affiliate or Sublicensee, in the Servier Territory, then Servier may negotiate and obtain a license under such Patent Right(s) (each such Third Party license referred to herein as a “Third Party License”). Without prejudice to the provisions of Section 11.2 and Section 12.2, if any payments are due to a Third Party pursuant to a Third Party License or in the context of proceedings brought by any Third Party alleging that one or more Patent Rights of such Third Party is infringed by the Development, Manufacture (other than manufacturing processes), Commercialization or use of the drug substance of any Product in the Field under this Agreement, then subject to Section 4.1.2.(d), Servier may deduct [***] of such payment(s) from the Royalties associated to such Product otherwise payable under Section 2.6.6 and Section 3.6.4 but in no event shall Royalties be reduced by greater than [***] under this Section 4.1.2.(a).
4.1.2.(b)    Notwithstanding the foregoing, to the extent (i) a Thirty Party License or (ii) a license with any other Third Party contracted to provide cell line generation services for the production of a Product, is required in order for Pieris and Servier to Develop, Manufacture, Commercialize or use the Lead Product or a CoDev Product in the Pieris Territory and in the Servier Territory, then Pieris and Servier shall jointly negotiate such license and each shall be responsible for its Agreed Percentage of all upfront fees, maintenance fees and milestone payments (as applicable) and each Party shall be responsible for royalties in its Territory that are required thereunder. Notwithstanding the foregoing, all payments (including upfronts, maintenance, milestones or other payments) or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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royalties owed to [***] or any other Third Party contracted to provide cell line generation services for the production of a Servier WW Collaboration Product shall be borne solely by Servier. Servier shall not have the right to reduce the Royalties associated with such Product in the event the Parties obtain a Third Party License or license with [***] or other Third Party contracted to provide cell line generation services, under this Section 4.1.2.(b).
4.1.2.(c)    For avoidance of doubt, Sections 4.1.2.(a) and 4.1.2.(b) do not limit either Party’s right to obtain any Third Party License as it may deem necessary or useful.
4.1.2.(d)    Maximum Deduction. Notwithstanding anything to the contrary herein, under no circumstances shall the combined effect of all reductions to the Royalties permitted under Sections 4.1.1 and 4.1.2.(a), on a country-by-country and Product-by-Product basis, reduce the effective Royalties payable by Servier to Pieris under this Agreement for any [***] below [***] of the Royalties that would otherwise be payable pursuant to Section 2.6.6 and Section 3.6.4, as applicable, for such Product in such country.
4.1.3    Building Block Contributions.
4.1.3.(a)    The Parties agree that Pieris is responsible for contributing the Building Blocks that target PD-1 and [***] solely for the Lead Product and the Building Blocks that Target [***], as well as all Anticalin Building Blocks solely for the Collaboration Products (“Pieris’ Contribution”). The Parties further agree that Servier is responsible for contributing the Building Blocks that target [***] and [***] solely for the Collaboration Products (“Servier’s Contribution”).
4.1.3.(b)    [***] shall be [***] for all [***] or [***] and [***] with respect to the particular [***] for the corresponding Product, in each case as identified in (and in accordance with) the first sentence of Section 4.1.3.(a) above. [***] shall be [***] for [***] or [***] and [***] with respect to the particular [***] for the corresponding Product, in each case as identified in (and in accordance with) the second sentence of Section 4.1.3.(a) above.
4.1.3.(c)    For avoidance of doubt and by way of example: (i) if Servier’s Building Block that Targets [***] is used in [***], then [***] shall [***] for all [***] to [***] in connection with the Development and Commercialization of the Lead Product that contains such Building Block; (ii) if Pieris’ Building Block that Targets [***] is used in [***], then [***] shall [***] for all [***] to [***] in connection with the Development and Commercialization of such Collaboration Product that contains such Building Block; or (iii) if [***] a [***] with a [***] to [***] for one or more [***], then [***] shall [***] for all [***] to such [***] in connection with the Development and Commercialization of such Collaboration Product that contains such Building Block. For further avoidance of doubt, this Section 4.1.3 is only intended to address initial responsibility of the Parties to contribute the particular Building Blocks for the corresponding Products as outlined in Sections 4.1.3.(a) and 4.1.3.(b) above and does not relate to, and is

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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not intended to address, Third Party licenses or any other licenses necessary or useful in connection with the Development, Manufacture or Commercialization of the Products.
Section 4.2    Reports; Reconciliation.
4.2.1    Sales Payment Reports and Royalty Payments. After the First Commercial Sale by the Seller of a Product requiring the payments due to Pieris pursuant to Section 2.6.5, Section 2.6.6, Section 3.6.3 or Section 3.6.4 and ending, on a Product-by-Product basis, following the last to expire Royalty Term with respect to such Product, Servier shall send to Pieris within [***] after the end of each Calendar Quarter (a) a written report which shall state, for the previous Calendar Quarter, on a country-by-country and Product-by-Product basis, the description of each Product sold, the corresponding amount of gross sales of Products, an itemized calculation of Net Sales showing deductions provided for in the definition of Net Sales and the calculation of any milestones fees and Royalties due, including any reductions made in accordance with this Agreement, as well as the exchange rate for such country, and (b) payment (in Euros) of all royalty payments due to Pieris hereunder for such Calendar Quarter.
4.2.2    Shared Cost Reconciliation.
4.2.2.(a)    Within [***] after the end of each Calendar Quarter, each Party will provide the other Party with a detailed, itemized accounting of Shared Costs actually incurred by such Party in its performance of the Joint Development Plan or the Collaboration Plan, as applicable, during such Calendar Quarter (the “Shared Cost Report”).
4.2.2.(b)    With respect to each Calendar Quarter, no later than the later of (i) [***] following the end of such Calendar Quarter and (ii) [***] following Pieris’ receipt of the Shared Cost Report, the Parties shall calculate the reconciliation amount to be paid by each Party (the “Reconciliation Report”).
4.2.2.(c)    Within [***] after the Parties’ agreement as to the Reconciliation Report by Pieris, as applicable, the Party having paid more than its Agreed Percentage of the actual Shared Costs (on a cumulative basis) shall deliver to the other Party an invoice for such excess amount.
4.2.2.(d)    Overruns. Each Party will promptly notify the other Party upon becoming aware that the anticipated Shared Costs for a given Product to be incurred by such Party for a given Calendar Quarter will be in excess of the applicable Development Budget or Collaboration Budget for that Calendar Quarter for such Product. Unless otherwise agreed by the Parties in writing in advance through the Committees, Shared Costs reported by a Party in a Shared Cost Report in excess of [***] of the amounts budgeted on a Product-by-Product basis to be incurred by or on behalf of such Party for its activities for such Product in such Calendar Quarter in the then-current applicable Development Budget or Collaboration Budget, respectively, shall be borne by the Party that incurred such costs.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Section 4.3    Payment Terms.
4.3.1    Generally. All payments made by a Payor Party pursuant to Section 2.6 and Section 3.6 shall be made in immediately available funds by wire transfer to such bank and account the Payee Party as may be designated from time to time by Payor Party. Except as otherwise set forth herein, all other payments due under this Agreement will be paid within [***] following receipt of an invoice requesting such payment. All invoices provided to the Payor Party hereunder should include Payee Party’s bank details, the contact name for issue resolution and will be marked for the attention of the Alliance Manager.
4.3.2    Late Payments. Interest shall accrue on any late payment of fees owed to the Payee Party not made on the date such payment is due, at an annual interest rate equal to the lesser of (a) the Euribor one month with respect to payments in Euros plus [***] or (b) the highest rate permissible by Law, with such interest accruing from the date the payment was originally due to Payee Party.
4.3.3    Taxes and Withholding. All payments under this Agreement shall be made without any deduction or withholding for or on account of any tax, except as set forth in this Section 4.3.3. The Parties agree to cooperate with one another and use reasonable efforts to minimize under applicable Law obligations for any and all income or other taxes required by applicable Law to be withheld or deducted from any of the royalty and other payments made by or on behalf of a Party hereunder (“Withholding Taxes”). The applicable paying Party under this Agreement (the “Payor Party”) shall, if required by applicable Law, deduct from any amounts that it is required to pay to the recipient Party hereunder (the “Payee Party”) an amount equal to such Withholding Taxes. Such Withholding Taxes shall be paid to the proper taxing authority for the Payee Party’s account and, if available, evidence of such payment shall be secured and sent to Payee Party within [***] of such payment. The Payor Party shall, at the Payee Party’s sole cost and expense, as mutually agreed by the Parties, do all such lawful acts and things and sign all such lawful deeds and documents as the Payee Party may reasonably request to enable the Payor Party to avail itself of any applicable legal provision or any double taxation treaties with the goal of paying the sums due to the Payee Party hereunder without deducting any Withholding Taxes.
4.3.4    Conversions. With respect to amounts required to be converted into another currency for calculation of the Net Sales amount, the milestones and the Royalty payments, such amount shall be converted using a rate of exchange which corresponds to the average quarterly rate published by the European Central Bank as used by Payor Party for conversion between the relative currencies for its reporting period in its books and records that are maintained in accordance with Accounting Standards, as applicable, for its external reporting.
Section 4.4    Record and Audit.
4.4.1    Generally. Each Party shall keep complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement. Such books and records shall be kept at the principal place of business of each Party, as

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the case may be, for at least [***] years (or such longer period as required by applicable Law) following the end of the Calendar Year to which they pertain. Each Party (the “Audited Party”) shall make such account and records available, on reasonable notice sent by the other Party (the “Auditing Party”), for inspection during normal business hours, with not less than [***] advance written notice, by an independent certified public accounting firm nominated by such and reasonably acceptable for the Audited Party, for the purpose of verifying the accuracy of any statement or report given by the Audited Party and to verify the accuracy of the payments due hereunder for any Calendar Year. Such auditor shall advise the Parties simultaneously promptly upon its completion of its audit whether or not the payments due hereunder have been accurately recorded, calculated and reported, and, if not, then the amount of such discrepancy. A Party’s financial records with respect to a given period of time shall only be subject to one (1) audit per Calendar Year except in the case of willful misconduct or fraud. The Auditing Party’s right to perform an audit pertaining to any Calendar Year shall expire [***] years after the end of such Calendar Year. The auditor shall be required to keep confidential all information learned during any such inspection, and to disclose to the Auditing Party only such details as may be necessary to report the accuracy of the Audited Party’s statement or report. The Auditing Party shall be responsible for the auditor’s costs, unless the auditor certifies that there was a variation or error of underpayment or overpayment exceeding [***] of the amount stated for any period covered by the inspection, then all reasonable costs relating to the inspection for such period. If such accounting firm correctly identifies a discrepancy made during such period, any unpaid amounts or overpaid amounts that are discovered shall be paid/refunded promptly but in any event within forty-five (45) days of the date of delivery of such accounting firm’s written report so correctly concluding, or as otherwise agreed upon by the Parties.
ARTICLE 5    RIGHT OF FIRST NEGOTIATION; DROPPED PRODUCTS
Section 5.1    Right of First Negotiation.
5.1.1    Servier Right of First Negotiation.
5.1.1.(a)    Subject to the obligations set forth in this Section 5.1.1, following, in each case, the applicable PCC for such Product, Pieris may enter into a Partnering Agreement for the Lead Product or a CoDev Collaboration Product (each, a “Pieris ROFN Product”) in the Pieris Territory to a Third Party (the “Pieris Partner”).
5.1.1.(b)    In the event that Pieris desires to enter into a Partnering Agreement with regard to a Pieris ROFN Product in accordance with this Section 5.1.1 or receives a written offer from a Third Party to enter into negotiations for a Partnering Agreement, Pieris shall, in each case, provide Servier written notice prior to commencing such processes or responding to such offer, as applicable (“Pieris ROFN Notice”). The Pieris ROFN Notice shall identify the Product and rights (including geographical territories) that Pieris wishes to offer to a Third Party. If, within [***] following receipt of the Pieris ROFN Notice, Servier notifies Pieris of its interest to license such Pieris ROFN Product, Pieris and Servier shall enter into good faith negotiations on an exclusive basis for [***] of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***] to attempt to negotiate the financial terms for acquisition of such rights and, if the Parties are able to reach mutual agreement on such terms with such [***] period, shall further negotiate in good faith for a period of [***] an amendment to this Agreement to incorporate such Pieris ROFN Product (“Pieris ROFN Product Amendment”). If (a) Servier does not provide such written notice within [***] or (b) the Parties fail to reach agreement on the financial terms within the subsequent [***] or (c) the Parties fail execute a Pieris ROFN Product Agreement for such Pieris ROFN Product within [***] following mutual agreement on the financial and key terms, then Pieris shall be free to enter into a Partnering Agreement with a Third Party on terms that, in the sole but reasonable discretion of Pieris, are no more favorable (when taken as a whole) to such Third Party than those offered to Servier and otherwise shall have no further obligation to Servier. Notwithstanding the foregoing, nothing in this Section 5.1.1 shall in any way restrict, limit or prohibit or be deemed to restrict, limit or prohibit Pieris from soliciting, negotiating, facilitating, executing or undergoing a Change of Control.
5.1.2    Pieris Right of First Negotiation.
5.1.2.(a)    Subject to the obligations set forth in this Section 5.1.2, following, in each case, the applicable PCC for such Product and prior to a Change of Control of Pieris contemplated by Section 5.1.2.(c) below, Servier may enter into a Partnering Agreement with regard to the [***] (each a “Servier ROFN Product”) in [***] with a Third Party (the “Servier Partner”). For the avoidance of doubt, Servier shall be free to enter into a Partnering Agreement outside of [***] with any Third Party, subject to the other terms of this Agreement including the obligations set forth in Section 5.1.2.(c) and Section 5.1.3.
5.1.2.(b)    In the event that Servier desires to enter into a Partnering Agreement with regard to a Servier ROFN Product in accordance with this Section 5.1.2 or receives a written offer from a Third Party to enter into negotiations for a Partnering Agreement, Servier shall, in each case, provide Pieris written notice prior to commencing such processes or responding to such offer, as applicable (“Servier ROFN Notice”). The Servier ROFN Notice shall identify the Servier ROFN Product and rights (including geographical territories) that Servier wishes to offer to a Third Party. If, within [***] following receipt of the Servier ROFN Notice, Pieris notifies Servier of its interest to license such Servier ROFN Product, Pieris and Servier shall enter into good faith negotiations on an exclusive basis for a period of [***] to attempt to negotiate the financial terms for acquisition of such rights and, if the Parties are able to reach mutual agreement on such terms with such [***] period, shall further negotiate in good faith for a period of [***] an agreement (“Servier ROFN Product Agreement”). If (a) Pieris does not provide such written notice within [***] or (b) the Parties fail to reach agreement on the financial terms within the subsequent [***] period or (c) the Parties fail execute a Servier ROFN Product Agreement for such Servier ROFN Product within [***] following mutual agreement on the financial and key terms, then Servier shall be free to enter into a Partnering Agreement with a Third Party on terms that, in the sole but reasonable discretion of Servier, are no more favorable

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(when taken as a whole) to such Third Party than those offered to Servier and otherwise shall have no further obligation to Pieris. Notwithstanding the foregoing, nothing in this Section 5.1.2 shall in any way restrict, limit or prohibit or be deemed to restrict, limit or prohibit Servier from soliciting, negotiating, facilitating, executing or undergoing a Change of Control.
5.1.2.(c)    Effect of Change of Control. For the avoidance of doubt, in the event that Pieris undergoes a Change of Control where the [***] is a [***], then Pieris’ right as set forth in this Section 5.1.2 shall immediately cease and Servier shall have the right to sell, transfer or sublicense its rights under this Agreement to Third Parties, subject to the terms of this Agreement including the obligations set forth in Section 5.1.3. For purposes of this Agreement, the term “[***]” shall mean a [***] in the [***] as established by [***] in the [***] prior to the Change of Control.
5.1.3    Partnering Agreement Obligations & Sublicense Survival.
5.1.3.(a)    Servier’s and Pieris’ right to enter into a Partnering Agreement shall be conditioned upon, such Party’s obligation to promptly inform the other of the Partnering Agreement and shall ensure that the Partnering Agreement is consistent with and fully implements the relevant provisions of this Agreement and each Party’s rights under this Agreement. Each Sublicensee shall be obligated to fulfill the funding and governance obligations of the sublicensing Party set forth in this Agreement. Each Partnering Agreement shall protect the original licensing Party’s (“Licensor”) rights and interests in such Party’s intellectual property to at least the same extent as this Agreement, including without limitation containing provisions for the benefit of the Licensor substantially similar in language and scope to the license provisions set forth in Section 2.1 and Section 3.2, as applicable, the ownership provisions in Section 7.1, as applicable, the confidentiality provisions set forth in ARTICLE 8, as applicable, and the publication provisions set forth in ARTICLE 9, as applicable, of this Agreement. The Party entering the Partnering Agreement agrees to cause or otherwise ensure that each Servier Partner or Pieris Partner, as applicable, comply with the terms and conditions of the Partnering Agreement, and shall be fully responsible and liable for any act or omission of such Servier Partner or Pieris Partner and any such act or omission shall be and shall be deemed to be an act or omission of the Party entering the Partnering Agreement.
5.1.3.(b)    Sublicense Survival.
(i)    With respect to any (sub)license agreement(s) entered into with a Sublicensee by either Party (the “Sublicensing Party”) in effect as of the date at which termination or expiration of this Agreement becomes effective and the Sublicensee’s rights under such Sublicense, to the extent that the Sublicensee is in good standing with respect to the Sublicense and was not itself the cause of the termination of this Agreement, the other Party (the “Non-Sublicensing Party”) will negotiate in good faith a direct license with the Sublicensee under the following terms and conditions

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(provided that such Sublicensee does not, within thirty (30) days following the termination or expiration of this Agreement, provide written notice to the Non-Sublicensing Party of Sublicensee’s election to terminate the Sublicense): (1) the Parties shall negotiate such direct license in good faith in order to execute a direct license within sixty (60) days of the termination or expiration of this Agreement, (2) such direct license shall have the same scope, payment and financial terms and non-financial terms as this Agreement, and (3) such direct license to the Sublicensee by the Non-Sublicensing Party shall not place any additional obligations (including but not limited to representations, warranties, or liabilities) on the Non-Sublicensing Party beyond its obligations under this Agreement without the prior written consent of the Non-Sublicensing Party.
(ii)    In the event that a Sublicense is terminated or rejected by or on behalf of the Sublicensing Party under the applicable provisions of any bankruptcy laws, then the Non-Sublicensing Party hereby grants to Sublicensee a direct license in accordance with the following terms and conditions (provided that such Sublicensee does not, within thirty (30) days following the termination or rejection of the Sublicense, provide written notice to the Non-Sublicensing Party of Sublicensee’s election to terminate the Sublicense): (1) the Parties shall negotiate the terms of such direct license in good faith in order to execute that license within sixty (60) days of the termination or rejection of the Sublicense, (2) such direct license shall have the same scope, payment and financial terms and non-financial terms as this Agreement, and (3) such direct license to the Sublicensee by the Non-Sublicensing Party shall not place any additional obligations (including but not limited to representations, warranties, or liabilities) on the Non-Sublicensing Party beyond its obligations under this Agreement without the prior written consent of the Non-Sublicensing Party.
Section 5.2    Dropped Products.
5.2.1    Generally. Each Party has the right to elect to cease its Development or Commercialization (including Manufacture thereof for purposes of such Development or Commercialization, as applicable) of a Product to the extent permitted under this Section 5.2 (such Product, a “Dropped Product”), and the following terms and conditions shall apply, provided that (a) Servier shall not drop the Lead Product during the [***] and (b) Pieris shall not drop the Lead Product prior to PCC, provided that nothing in the foregoing (a) or (b) shall restrict or otherwise limit a Party from exercising its termination rights pursuant to Section 12.2.
5.2.1.(a)    Notice. The Party that is dropping the Product (in accordance with this Section 5.2) (the “Dropping Party”) shall provide the other Party written notice of such intention along with the date thereof (“Dropped Product Notice”) no less than [***] prior to ceasing any such activity (“Dropped Product Notice Period”, the last day of the Dropped Product Notice Period becoming the “Drop

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Date”). During the Dropped Product Notice Period, and without limiting the other requirements of this Section 5.2 (including Section 12.3.1.(e)), the Party that is dropping the Product shall continue to fulfill all its obligations under this Agreement with respect to such Product.
5.2.1.(b)    Effect of Dropped Product by Single Party. In addition to the specific effects set forth in Section 5.2.1.(c), in the event Servier drops a Product in accordance with Section 5.2.1.(a), the provisions of Section 12.3.1 shall apply, effective upon the Drop Date.
5.2.1.(c)    Specific Effects Following a Dropped Product.
(i)    Servier Dropped Product.
1.    In the event Servier drops a Product pursuant to this Section 5.2.1 and the Drop Date for such Dropped Product occurs prior to the completion of the first Phase 1 Clinical Study Expansion Cohort or Phase 2a Clinical Study, in consideration of the rights set forth in Section 12.3.1, Pieris shall pay Servier a percentage of Pieris’, its Affiliates’ and Sublicensees’ (as such term is applied mutatis mutandis to Pieris) net sales (calculated as the Net Sales applied mutatis mutandis) for such Dropped Product equal to: (x) if such Dropped Product was the Lead Product or a CoDev Collaboration Product, [***] and (y) if such Dropped Product was a Servier WW Collaboration Product, [***] For purposes of this Section 5.2.1.(c), “completion” means database lock.
2.    In the event Servier drops a Product pursuant to this Section 5.2.1 and the Drop Date for such Dropped Product occurs after the completion of the first Phase 1 Clinical Study Expansion Cohort or Phase 2a Clinical Study, in consideration of the rights set forth in Section 12.3.1, Pieris shall pay Servier a percentage of Pieris’, its Affiliates’ and Sublicensees’ (as such term is applied mutatis mutandis to Pieris) net sales (calculated as the Net Sales applied mutatis mutandis) for such Dropped Product equal to: (x) if such Dropped Product was the Lead Product or a CoDev Collaboration Product, [***] and (y) if such Dropped Product was a Servier WW Collaboration Product, [***].
3.    In the event Servier drops a Product at any time pursuant to this Section 5.2.1, effective as of the Drop Date for such Dropped Product, Servier and its Affiliates shall be released from their non-compete undertaking pursuant to Section 6.2 with respect to such Dropped Product.
(ii)    Pieris Dropped Product. In the event Pieris drops a Product at any time pursuant to this Section 5.2.1.(c), effective as of the Drop Date for such Dropped Product:

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1.    The Servier Territory for such Dropped Product shall be extended to include all countries in the world and the Net Sales of the Dropped Product shall be computed on a worldwide basis;
2.    All licenses and sublicenses granted by Pieris to Servier hereunder with respect to such Dropped Product shall become exclusive (even as to Pieris), provided that with respect to any Pieris Building Block IP within the Pieris IP, the foregoing license shall remain non-exclusive;
3.    All licenses and sublicenses granted by Servier to Pieris hereunder with respect to such Dropped Product shall terminate;
4.    If such Dropped Product is a CoDev Collaboration Product, then the Royalties payable to Pieris under Section 3.6.4.(a) shall apply on a worldwide basis, provided that the royalty rates set forth in Section 3.6.4.(a) shall be increased by (A) [***] if the Drop Date for such Dropped Product occurs prior to [***], or (B) [***] if the Drop Date for such Dropped Product occurs after the [***] for such Product;
5.    If such Dropped Product is a CoDev Collaboration Product, the development and sales milestones under Sections 3.6.2.(a) and 3.6.3 as applicable to a Servier WW Collaboration Product shall apply with respect to such Dropped Product;
6.    If such Dropped Product is the Lead Product, the payment terms in Exhibit 5.2.1.(c) (ii) shall apply;
7.    For the avoidance of doubt, if such Dropped Product is the Lead Product or a CoDev Collaboration Product, it shall be treated as a Servier WW Collaboration Product except as otherwise set forth herein including that Servier’s diligence obligations under Section 6.1 will continue to apply with respect to the Servier Territory outside of the United States but shall not apply to the United States;
8.    The provisions of Sections 12.3.1(b), (c), and (e)– (j) shall apply mutatis mutandis as of the applicable Drop Date, with any reference in these Sections to (a) the effective date of termination being replaced by the Drop Date, and (b) a terminated Product being replaced by the Dropped Product; and
9.    Pieris’ and its Affiliates’ non-compete undertaking pursuant to Section 6.2 with respect to such Dropped Product shall remain in force.
5.2.1.(d)    Effect of Product Dropped by Both Parties. In the event both Parties mutually agree to drop a Product in accordance with Section 5.2.1.(a), the

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terms of Section 12.3.2 shall apply as of the date for which the Parties mutually agree to drop the Product.
ARTICLE 6    DILIGENCE; EXCLUSIVITY
Section 6.1    Diligence Obligation.
6.1.1    Generally. Pieris and Servier shall use Commercially Reasonable Efforts to perform their respective activities contemplated by this Agreement, as may be agreed upon in any subsequent written agreements with respect to the subject matter hereof, including but not limited to any activities under the then-current Joint Development Plan, Collaboration Plan and any other plans or tasks approved by a Committee.
6.1.1.(a)    Servier. Servier shall use Commercially Reasonable Efforts to Develop and Commercialize each Product in the Field in the Servier Territory. In particular, Servier shall use Commercially Reasonable Efforts to Commercialize each Product in [***]
6.1.1.(b)    Pieris. Pieris shall use Commercially Reasonable Efforts to Develop and Commercialize each of the Lead Product and the CoDev Collaboration Products in the Field in the Pieris Territory.
Section 6.2    Non-Compete.
6.2.1    Non-Compete.
6.2.1.(a)    During the Term, each Party and its Affiliates covenants not to Develop, Manufacture or Commercialize, itself or with its Affiliate or any Third Party, any Competing Product anywhere in the world except as expressly permitted under this Agreement.
6.2.1.(b)    If Pieris or Servier (whether alone or with a Third Party) wish to Develop, Manufacture or Commercialize a product, which product is not a Product or a Competing Product, and if such product binds to and modulates all of the same therapeutically relevant targets (as further described in Section 1.69) as a Product, but such product also [***] and [***], then such Party will be permitted to so Develop, Manufacture or Commercialize such product; provided that such Party notifies the JSC in advance of commencing such activity and otherwise complies with the terms and conditions of this Agreement, including without limitation, the requirements of ARTICLE 8 and Section 10.4. The Parties may, each in their respective sole discretion, agree to include such product under the Research Collaboration or this Agreement as a Pieris Designated CoDev Collaboration Product for all purposes under this Agreement at terms, including up-front financial terms, to be mutually agreed by the Parties in good faith.
6.2.1    Effect of Acquisition. Notwithstanding Section 6.2.1, each Party acknowledges that the other Party (the “Concerned Party”) may be acquired or merge with a Third Party or acquire a Third Party during the Term of this Agreement (such transaction, an “Acquisition Transaction”, and such Third Party, the “Acquiror” or “Acquiree”). In such event, if the Acquiror or Acquiree (or a Third Party that is an Affiliate of such

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Acquiror or Acquiree prior to and following the date of such Acquisition Transaction) was Developing, Manufacturing or Commercializing one or more Competing Product(s) prior to the closing of such Acquisition Transaction (each an “Acquired Competing Product”), subject to the Concerned Party’s compliance with this Section 6.2.2, such Concerned Party shall be deemed not to be in breach of Section 6.2.1:
6.2.1.(a)    if and to the extent permitted by Section 5.2.1, it drops the Product corresponding to the Acquired Competing Product in accordance with Section 5.2.1 within [***] after the closing of the Acquisition Transaction;
6.2.1.(b)    if it Divests to a Third Party or permanently discontinues the Development and Commercialization of the Acquired Competing Product within [***] after the closing of the Acquisition Transaction;
6.2.1.(c)    if it contributes the Acquired Competing Product to the collaboration between the Parties on terms and conditions to be negotiated in good faith and that are mutually acceptable to the Parties, each in its respective sole discretion, with such agreement, if any, to be reflected in an amendment to this Agreement or a separate agreement to be entered into by and between the Parties within [***] after the closing of the Acquisition Transaction; or
6.2.1.(d)    if it requires that, the Acquiror (or Acquiree) and its Affiliates existing as of the date of the Acquisition Transaction (excluding the Concerned Party and its Affiliates) continue to Develop (including Manufacture thereof solely for such Development purposes) such Acquired Competing Product without the participation or use of assets (including employees) owned or employed by the Concerned Party prior to the Acquisition Transaction, provided that, in the event the Concerned Party elects to proceed in accordance with this Section 6.2.2.(d), no later than [***] following the completion of [***] or [***] for [***], and in any event and under all circumstances prior to any Commercialization of such Acquired Competing Product anywhere in the world, the Concerned Party shall elect, and shall complete, one of the options set forth in the foregoing Sections 6.2.2.(a), 6.2.2.(b), and 6.2.2.(c) above with respect either to the Competing Acquired Product (i.e., if the Concerned Party elects Section 6.2.2.(b) or 6.2.2.(c)) or the Product corresponding thereto (i.e., if the Concerned Party elects Section 6.2.2.(a)), as applicable. For clarity, any Commercialization of the Acquired Competing Product anywhere in the world (except as expressly contemplated by Section 6.2.2) shall be deemed a breach of this Section 6.2 by the Concerned Party. For avoidance of doubt, Divestiture of the Acquired Competing Product in accordance with Section 6.2.2.(b) shall not constitute Commercialization of the Acquired Competing Product for purposes of this Section 6.2.2.(d). In the event that the Concerned Party drops the Product corresponding to the Acquired Competing Product in accordance with Section 6.2.2.(a) as contemplated by this Section 6.2.2.(d), the Concerned Party shall require that, subject to Section 6.2.2.(f), the Acquiror (or Acquiree) and its Affiliates existing as of the date of the Acquisition Transaction (excluding the Concerned Party and its Affiliates) continue to Develop and Commercialize

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(including Manufacture thereof for such purposes) such Acquired Competing Product without the participation or use of assets (including employees) owned or employed by the Concerned Party prior to the Acquisition Transaction. For avoidance of doubt, if Pieris is the Concerned Party and drops or has dropped the Product corresponding to the Acquired Competing Product, then Pieris’ non-compete obligations referenced in Section 5.2.1.(c) shall not apply to such Product.
6.2.1.(e)    Notwithstanding the foregoing, if a Party is acquired by an Acquiror having a Competing Product (i) of the Lead Product or a CoDev Product that such Party has entirely out-licensed to a Third Party or (ii) if such Party is Pieris, of a Servier WW Collaboration Product, such Acquiror or Acquiree or its Affiliates prior to the Acquisition Transaction may in lieu of (a) to (d) above, elect to continue to Develop and Commercialize (including Manufacture thereof for such purposes) such Acquired Competing Product without the participation or use of assets (including employees) owned or employed by the Acquiror or Acquiree prior to the Acquisition Transaction or resulting from this Agreement.
6.2.1.(f)    For purposes of this Section 6.2.2:
(i)    The term “Divest” or “Divestiture” means, with respect to an Acquired Competing Product, the sale, exclusive (even with respect to a Party and its Affiliates) license, or other delegation, assignment or transfer by a Party or its Affiliates of all of their respective Development and Commercialization rights or obligations with respect to such compound or product to a Third Party without the retention or reservation of any commercialization interest or participation rights (other than solely an economic interest or the right to enforce customary terms and conditions contained in the relevant agreements effectuating such Divestiture, including rights of access and review in connection therewith).
(ii)    With respect to Sections 6.2.2.(a) through 6.2.2.(e), the acquired or acquiring Party and its Affiliates (including the Acquiror or Acquiree and their respective Affiliates) will adopt reasonable procedures (which include appropriate administrative, physical and technical safeguards, including underlying operating system and network security controls and other firewalls) to prevent the disclosure of (1) all Confidential Information of the other Party, (2) all Pieris IP, Servier IP and Joint IP, and (3) all other information (including Know-How) with respect to the Development, Manufacture or Commercialization of Products (including any Joint Development Plans and Collaboration Plans), including any structures of any such item and any Data generated in connection with activities hereunder (collectively, the “Sensitive Information”) beyond such acquired or acquiring Party’s and its Affiliates’ and Sublicensees’ or subcontractors’ employees, agents or independent contractors who actively work under this Agreement or any Party Supply Agreement and who do not work on any Acquired Competing Program, which procedures

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will include reasonable restrictions on the scope of any Sensitive Information required to be provided by the other Party. For clarity, the foregoing will not apply to any Sensitive Information that is not treated as Confidential Information hereunder. Pending the election of Sections 6.2.2.(a) to 6.2.2.(d), or as long as Section 6.2.2.(e) applies, the Non-Concerned Party shall be released from its governance and reporting obligations to the Concerned Party with respect to the Development and Commercialization of the Product (other than pursuant to Section 4.2.1).
ARTICLE 7    INTELLECTUAL PROPERTY; OWNERSHIP AND ENFORCEMENT
Section 7.1    Ownership; Joint IP.
7.1.1    Background IP. As between the Parties, all Know-How and Intellectual Property Rights Controlled by a Party prior to the Effective Date or developed separate and apart from this Agreement, shall be deemed owned by the Party Controlling such Know-How and Intellectual Property Rights.
7.1.2    Building Block IP; Pieris Platform Improvement IP.
7.1.2.(a)    Building Blocks. A Party’s Building Blocks, together with the corresponding Building Block IP (including improvements) for such Building Block in-licensed by a Party or generated solely by employees, agents, or independent contractors of either Party or its Affiliates in the course of performing activities under this Agreement, shall be solely owned by the Party which initially contributed or in-licensed such Building Block, subject to any rights and licenses granted herein. For clarity, the foregoing ownership shall be afforded regardless of whether such Building Block would otherwise constitute Joint IP under this Agreement.
7.1.2.(b)    Pieris Platform Improvement IP. Pieris Platform Improvement IP shall be solely owned by Pieris. Servier, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Pieris all its right, title and interest in and to any Pieris Platform Improvement IP. Servier will cooperate, and will cause its and its Affiliates’ respective employees, agents and contractors to cooperate, with Pieris to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership. For clarity, no right is granted to Servier under this Agreement with respect to the Pieris Platform Improvement IP.
7.1.3    Foreground IP. Except for Joint IP and as set forth in Section 7.1.2, any invention conceived and reduced to practice, or Know-How generated, solely by employees, agents, or independent contractors of a Party or its Affiliates in the course of performing activities under this Agreement, together with all Intellectual Property Rights therein, shall be owned by such Party. All Joint IP shall be owned jointly by the Parties and each Party shall have an equal and undivided right therein.

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7.1.4    Right to Exploit Joint IP. Subject to and except as otherwise provided in this Agreement including with respect to the licenses granted to Servier under Section 2.1.1.(a), Section 3.2.2 and Section 3.2.3.(a) and the licenses granted to Pieris under Section 2.1.2 and Section 3.2.3.(b) with respect to the Products, the non-compete obligation in Section 6.2, and the allocation of ownership of certain rights under Section 7.1.2, each Party shall have the right to freely sell, assign, license, encumber and otherwise exploit Joint IP without consent of or notice or accounting to the other Party.
Section 7.2    Patent Prosecution.
7.2.1    General. Except as otherwise set forth in this Section 7.2, each Party will have the sole responsibility, at such Party’s sole discretion and sole expense, to prepare, file, prosecute and maintain, in such Party’s name, all Patent Rights owned or Controlled by such Party, including without limitation, that Pieris shall have such rights with respect to all Patent Rights within the Pieris Platform IP and Pieris Platform Improvement IP. Notwithstanding the foregoing, Pieris shall inform Servier of any material impairment of the Pieris Platform IP in Europe.
7.2.2    Lead Product. Pieris shall be responsible for the filing, prosecution and maintenance of the Product Specific Patents Covering the Lead Product throughout the world. All costs and expenses of filing, prosecuting and maintaining such Patent Rights shall be shared in accordance with the Agreed Percentage until national stage, and then, each Party shall bear the costs of prosecuting and maintaining such Patent Rights in its respective Territory. Pieris shall provide Servier with the opportunity to review and comment on any and all such filing and prosecution efforts regarding such Patent Rights. Servier shall provide Pieris reasonable assistance in such efforts; provided that Pieris shall have final control over such filing and prosecution efforts for such Patents after reasonably considering Servier’s comments in good faith, provided that Pieris shall follow Servier’s instruction with respect to the opt-out procedure of the Unitary Patent System. In case of disagreement regarding the filing, maintenance or prosecution of such Patents, the issue will be discussed in the JIPC and may be escalated to the JSC and JEC in the event of continued disagreement. If Pieris determines to abandon or not maintain any such Patent Rights, Pieris shall provide Servier with prior written notice of such determination at least [***] before any loss of rights would occur with respect to such Patent Rights in any applicable patent office or patent granting authority and Servier shall have the right to assume the right to prosecute and maintain such Patent Rights at its sole discretion and expense.
7.2.3    Collaboration Product Patents.
7.2.3.(a)    Pieris Designated CoDev Collaboration Products and CoDev Collaboration Products. Pieris and Servier shall collaborate to prepare the patent application(s) for the Product Specific Patents Covering the Pieris Designated CoDev Collaboration Products or the CoDev Collaboration Products subject to both Parties’ review and approval. Servier shall be responsible for the filing of any priority and subsequent PCT applications and, upon national entry, Servier shall be responsible for the filing, maintenance of such Patents in its Territory and Pieris shall be responsible for the filing, maintenance of such Patents in its

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Territory. All costs and expenses of filing, prosecuting and maintaining such Patent Rights shall be shared in accordance with the Agreed Percentage until national stage, and then, each Party shall bear the costs of prosecuting and maintaining such Patent Rights in its respective Territory. Each Party shall provide the other Party with the opportunity to review and comment on any and all such prosecution efforts regarding such Patent Rights, and each Party shall provide the other Party reasonable assistance in such efforts; provided that each Party shall have final control over such prosecution efforts after reasonably considering the other Party’s comments in its Territory. If a Party determines to abandon or not maintain any such Patent Rights in its Territory, this Party shall provide the other Party with prior written notice of such determination at least [***] before any loss of rights would occur with respect to such Patent Rights in any applicable patent office or patent granting authority and the other Party shall have the right to assume the right to prosecute and maintain such Patent Rights at its sole discretion and expense.
7.2.3.(b)    Servier WW Collaboration Products. Pieris and Servier shall collaborate to prepare the patent application for the Product Specific Patents Covering Servier WW Collaboration Products subject to both Parties’ review and approval (provided that in the event of a disagreement, Servier shall decide except for (i) any sections of an application that contains any Pieris Confidential Information and (ii) for the first Patent filing and the PCT filing). Servier shall be responsible for the filing, prosecution and maintenance of the Patent Rights Covering the Servier WW Collaboration Products throughout the world. All costs and expenses of filing, prosecuting and maintaining such Patent Rights shall be borne by Servier. Servier shall provide Pieris with the opportunity to review and comment on any and all such prosecution efforts regarding such Patent Rights, and Pieris shall provide Servier reasonable assistance in such efforts; provided that Servier shall have final control over such prosecution efforts after reasonably considering Pieris’ comments. If Servier determines to abandon or not maintain any such Patent Rights, Servier shall provide Pieris with prior written notice of such determination at least [***] before any loss of rights would occur with respect to such Patent Rights in any applicable patent office or patent granting authority and Pieris shall have the right to assume the right to prosecute and maintain such Patent Rights at its sole discretion and expense.
7.2.4    Other Joint Patents. To the extent any Joint Patent is not a Product Specific Patent, or if any Joint Patent or Product Specific Patent Covers more than one Product, then the Parties shall discuss in good faith the sharing of responsibilities and costs in connection with the filing, prosecution and maintenance of such IP. In the absence of agreement, Section 7.2.3.(a) shall apply mutatis mutandis to any such Patents.
7.2.5    Building Block Patents. Each Party will have the sole responsibility, at such Party’s sole discretion and sole expense, to prepare, file, prosecute, maintain or abandon, in such Party’s name, all Patent Rights within such Party’s Building Block IP. Each Party will, through the JIPC, consult with the other Party regarding its strategy for the prosecution and maintenance of all such Patent Rights, and shall consider in good faith

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the other Party’s comments regarding the same. Each Party will provide the other copies of all substantive filings and documents related to the prosecution and maintenance of such Patents Rights. Each Party will provide the other sufficient opportunity to review and comment on any prosecution and maintenance activity regarding such Patent Rights. For the avoidance of doubt, each Party shall furnish to the other Party its anticipated filing dates for any such Patents Rights as are relevant to a Product in a timely matter to reasonably enable coordination between the Parties regarding the same. The controlling Party will consider in good faith timely comments from the non-controlling Party thereon.
7.2.6    Each Party will use Commercially Reasonable Efforts to make available to the other its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist the other Party in exercising its rights described under this Section 7.2. Each Party will sign, or will use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to prosecute and maintain Patents in accordance with this Section 7.2. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts described above in this Section 7.2, including providing any necessary powers of attorney, oaths, declarations, assignments, and executing any other required documents or instruments for such prosecution.
7.2.7    Notwithstanding this ARTICLE 7, Servier shall not take any action in the prosecution of the Product Specific Patents or Joint Patents pursuant to this Agreement that would have a material adverse impact on any Patent Rights within the Pieris Building Block IP, the Pieris Platform IP, or the Pieris Platform Improvement IP, and Pieris shall not take any action in the prosecution of the Product Specific Patents or Joint Patents pursuant to this Agreement that would have a material adverse impact on any Patent Rights within the Servier Building Block IP.
Section 7.1    Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding intellectual property and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Joint Development Plan, Collaboration Plan, or Development of any Product, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the conduct of the Joint Development Plan, Collaboration Plan, or Development of any Product. Accordingly, the Parties agree that all such information and materials obtained by Pieris and Servier from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.

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Section 7.2    Patent Term Extensions.
7.2.1    Servier will have the sole right but not the obligation to apply for and obtain any patent term extension, supplementary protection certificates or similar extension of rights, for any Product Specific Patents Covering the Collaboration Products in the Servier Territory. For the Lead Product, Pieris agrees to execute any authorization or instruments, make any filings, or take such further actions as may be requested by Servier to implement and obtain any patent term extension, supplementary protection certificates or similar extension of rights, for any Product Specific Patents Covering the Lead Product in the Servier Territory, at Servier’s expense. Servier will have the sole right but not the obligation to apply for and obtain any patent term extension, supplementary protection certificates or similar extension of rights, using any Servier Building Block IP. At Servier’s request, Pieris shall reasonably consider applying for such an extension with respect to any Pieris Building Block IP, Pieris Platform IP or Pieris Platform Improvement IP.
7.2.2     Pieris will have the sole right but not the obligation to apply for and obtain any patent term extension, supplementary protection certificates or similar extension of rights, for any Product Specific Patents Covering the Lead Product and Covering the Collaboration Products in the Pieris Territory. Pieris will have the sole right but not the obligation to apply for and obtain any patent term extension, supplementary protection certificates or similar extension of rights, using any Pieris Building Block IP, Pieris Platform IP or Pieris Platform Improvement IP. At Pieris’ request, Servier shall reasonably consider applying for such an extension with respect to any Servier Building Block IP.
Section 7.3    Intellectual Property Litigation.
7.3.1    Third Party IP Claims. For the purposes of this Section 7.5, “Third Party IP Claim” shall mean, with regard to any given Patent Right or Product:
7.3.1.(a)    any suspected or threatened infringement of any such Patent Right by a Third Party in the Field (including any “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions or of any declaratory judgment, or similar action alleging the invalidity, unenforceability or non-infringement of any such Patent Rights or any administrative challenge to any such Patent Rights under Chapters 31 and 32 of Title 35, USC or similar provisions in other jurisdictions alleging the unpatentability of any Intellectual Property);
7.3.1.(b)    any claim by a Third Party that the exercise of the rights granted hereunder under the Patent Rights infringes any Intellectual Property Rights (excluding Trademarks) of a Third Party in the Field;
7.3.1.(c)    any claim by a Third Party of alleged patent infringement with respect to the Development, Manufacture or Commercialization of any Product in the Field;
7.3.1.(d)    any suspected or actual misappropriation of the Know-How required to be transferred to a Party as set forth in this Agreement in the Field.

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7.3.2    Cooperation. Each Party will promptly notify the other Party in writing of any Third Party IP Claim and of any known or suspected infringement or unauthorized use or misappropriation by a Third Party of any Pieris Patent Rights or Servier Patent Rights in the Field (such suspected infringement or unauthorized use or misappropriation, “Competing Infringement”) of which such Party becomes aware. The notifying Party will provide the other Party with all evidence available to it supporting its belief that there is Competing Infringement.
7.3.3    Defense.
7.3.3.(a)    Each Party shall be responsible for any claim by a Third Party that its activities related to this Agreement, including the Development, Manufacture or Commercialization of a Product, infringe any Patent Rights of a Third Party in its Territory, such as a claim under Sections 7.5.1.(b) or 7.5.1.(c) (such Party, the “Defending Party”). The Defending Party shall be responsible for legal fees and any monetary damages levied in connection with any such action.
7.3.3.(b)    As between the Parties, the Party controlling the prosecution and maintenance of any Patent under Section 7.2 will have the right (but not the obligation), at its sole discretion and expense, to defend against a declaratory judgment action or other action challenging any such Patent. If the Party controlling such prosecution and maintenance of Patents under Section 7.2 does not confirm it will defend such Patent under this Section 7.5.3.(b) within [***] (or such shorter period of time as is required under the applicable Law in the United States or any other country in the Territory to not waive any statutory rights), or elects not to continue any such defense (in which case it will promptly provide notice thereof to the other Party), then the other Party will have the right (but not the obligation), at its sole discretion, to defend any such Patent.
7.3.3.(c)    For avoidance of a doubt, the Defending Party or the Party defending an action under Section 7.5.3.(b) shall have the right to obtain assistance from the other Party as set forth in Section 7.5.5.
7.3.4    Enforcement.
7.3.4.(a)    Servier shall have the sole and exclusive right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competitive Infringement in the Servier Territory of any Servier Patent Rights, Servier Know-How, Joint Patent, Joint Know-How, or Product Specific Patents. Such measures may include (a) initiating or prosecuting an infringement, misappropriation or other appropriate suit or action (each an “Infringement Action”) in the Servier Territory, or (b) granting adequate rights and licenses to any Third Party necessary to render continued Competitive Infringement in the Servier Territory non-infringing. Pieris will consider in good faith any request from Servier to initiate an Infringement Action in the Servier Territory against any Third Party with respect to such Competitive Infringement of any Pieris Building Block Patent Rights or Patent Rights within the Pieris Platform IP or Pieris Platform Improvement IP; provided, however, that Pieris shall not be

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required to initiate any such Infringement Action or permit Servier to initiate any such Infringement Action with respect to any Pieris Building Block Patent Rights or Patent Rights within the Pieris Platform IP or Pieris Platform Improvement IP. Notwithstanding the foregoing, if Servier does not inform Pieris that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] after Servier’s receipt of a notice of infringement (or sooner if any deadlines require action prior to such [***], then Pieris will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any Joint Patent, Joint Know-How, Product Specific Patents, or Patent Rights within the Pieris IP, Pieris Platform IP or Pieris Platform Improvement IP.
7.3.4.(b)    Pieris shall have the sole and exclusive right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competitive Infringement in the Pieris Territory of any Pieris Patent Rights, Pieris Know-How, Joint Patent, Joint Know-How, or Product Specific Patents. Such measures may include (a) initiating or prosecuting an Infringement Action in the Pieris Territory, or (b) granting adequate rights and licenses to any Third Party necessary to render continued Competitive Infringement in the Pieris Territory non-infringing. Servier will consider in good faith any request from Pieris to initiate an Infringement Action in the Pieris Territory against any Third Party with respect to such Competitive Infringement of any Servier Building Block Patent Rights; provided, however, that Servier shall not be required to initiate any such Infringement Action or permit Pieris to initiate any such Infringement Action with respect to any Servier Building Block Patent Rights. In the event that Pieris does not wish to initiate or discontinues such an Infringement Action, Servier shall not have the right to initial such Infringement Action.
7.3.5    Cooperation and Settlement. During the pendency of such action with respect to any Third Party IP Claim, at the other Party’s request, the Party responsible for defending or enforcing any such action (the “Responsible Party”) shall provide the other Party with all information reasonably requested regarding the status of such action (subject to the other Party entering into a common interest agreement if requested by the Responsible Party, and without disclosing any information that would compromise attorney-client privilege or similar privileges). All materials provided by the Responsible Party to the other Party shall be treated as the Responsible Party’s Confidential Information. In any action or defense initiated by the Responsible Party, the other Party shall be entitled to, and if legally required shall, join the action so long as the Responsible Party retains at all times the sole right to direct and control the action (including the choice of its own counsel). The other Party is entitled to be independently represented by counsel of its choice, at its expense. When either Party is bringing or defending an action with respect to any Third Party IP Claim, then (a) upon request by the Responsible Party, the other Party will assist in the defense against or enforcement of such action at the other Party’s costs, including if required or desirable to bring, maintain or prove damages in such action, furnishing a power of attorney, furnishing documents and information, cooperating in discovery, providing access to witnesses (including inventors) and executing all

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necessary documents as such Party may request, and (b) neither Party shall settle, consent to judgment or otherwise voluntarily dispose of the suit or action without the prior written consent of the other Party, which consent shall not be unreasonably delayed, conditioned, or withheld if such settlement, consent to judgment or other voluntary disposition does not impose any liability on the other Party (other than liability that is fully satisfied by the settling Party on behalf of the other Party) and does not impose any restrictions on the other Party.
7.3.6    Allocation of Proceeds. The proceeds recovered by a Party from any enforcement action described in Section 7.5.4 (including any licensing revenues) shall be first allocated to the reimbursement of the reasonable attorneys’ fees and out-of-pocket costs incurred by the Party who exercises its enforcement rights with respect to the Third Party IP Claims under this Section 7.5.6 and then to cover such costs and expenses of the other Party, provided that if such other Party has not elected to join the action but has been required to do so by the enforcing Party, the enforcing Party shall pay the reasonable out-of-pocket costs of the other Party. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared between the Parties, with the Party who exercises its enforcement rights under this Section 7.5.6 and recovers damages retaining [***] and the other Party retaining [***] of such funds. If such recovery exceeds the amount required to cover all such costs and expenses of both Parties, the excess proceeds shall be split and with the enforcing Party retaining [***] of such excess proceeds and the non-enforcing Party receiving the remaining [***] of such excess proceeds. Notwithstanding the foregoing, with respect to CoDev Collaboration Products or the Lead Product, where Pieris is the enforcing Party with respect to any action in the United States, Pieris shall retain all remaining funds resulting from such action.
Section 7.4    Trademarks.
7.4.1    Product Trademarks. Each Party shall select one or more product trademarks (including backup trademarks) for the Products for use by such Party in its Respective Territory (including backup trademarks) (the “Product Trademarks”) in line with the agreed upon Global Branding Strategy. Each Party (or its local Affiliates, as appropriate) shall own and retain all rights to Product Trademarks, together with all goodwill associated therewith, worldwide, and all e-brands, trade dress, service marks, domain names, designs and copyrights for the Product in its respective Territory.
7.4.2    Responsibility.
7.4.2.(a)    Servier shall be responsible for filing, registering, maintaining and defending Product Trademarks in the Servier Territory at Servier’s expense and in its own name. Subject to any Global Branding Strategy, Servier may, at its own discretion, select for the Product Trademark which was already filed or registered in Servier’s portfolio. Servier shall have the right to affix any logo or trade name of its choice on the Product in the Servier Territory.
7.4.2.(b)    Pieris shall be responsible for filing, registering, maintaining and defending Product Trademarks in the Pieris Territory at Pieris’ expense and in its own name. Subject to any Global Branding Strategy, Pieris may, at its own

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discretion, select for the Product Trademark which was already filed or registered in Pieris’ portfolio. Pieris shall have the right to affix any logo or trade name of its choice on the Product in the Pieris Territory.
7.4.2.(c)    If the Parties agree that Pieris will use in its Territory Product Trademarks selected by Servier for the Lead Product or any the CoDev Products, Servier shall file and maintain such Product Trademarks in Pieris Territory in consultation with Pieris (including, as appropriate, through the JIPC), at Pieris’ costs, and shall grant to Pieris an exclusive license with the right to sublicense, to the Product Trademarks in connection with the Development, Manufacturing and Commercialization of the Lead Product or the CoDev Products in the Pieris Territory, as applicable.
7.4.3    Domain Names. The Parties may also separately select domain names including or close to a Product Trademark owned by such Party. Such Party shall be responsible for filing and registering such domain names at such Party’s expense and in its own name.
7.4.4    Ownership; Rights. Subject to the remainder of this Section 7.6, neither Party shall have any interest, title or right in any of the Trademarks used by a Party or other trade dress, logos, trade names and designs. Neither Party shall directly or indirectly seek through judicial or administrative process, to invalidate, oppose or challenge the validity, enforceability or scope of any Trademarks or other trade dress, logos, trade names and designs used by the other Party in connection with any Products. During the Term of this Agreement and thereafter, the Parties undertake not to take any actions and not to assist in any such actions to acquire any property rights in and to the Trademarks, trade dress, logos, trade names, and designs used in connection with the Products by the other Party, in particular not to register nor attempt to register in its name any trademark, trade name, trade or designs, identical or similar to the Trademarks, trade dress, logos, trade names, and designs used in connection with the Products by the other Party. Each Party shall not register nor use directly or indirectly any domain name including a name identical to or similar to the Trademarks or trade names used by the other Party in connection with any Product.
7.4.5    Approval Right. Any and all use by each Party of the Trademarks or and any trade dress, logos, trade names, and designs used in connection with the Products by the other Party shall be subject to the other Party’s prior express written approval.
7.4.6    Monitoring. Each Party shall maintain vigilance and shall promptly notify the other Party of any infringements or possible infringements of the Trademarks, trade dress, logos, trade names, and designs used in connection with the Products of which it becomes aware.
7.4.7    Use of Name. The Party in charge of a Clinical Study shall ensure that its name can be freely used and register it. The other Party shall be allowed to make reference to this Clinical Study and to use its registered name for the promotion and the commercialization of the Lead Product or the CoDev Collaboration Product in its Territory. Servier may use the Anticalin® trademark or name in connection with Clinical

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Studies and Development activities for the Products (but not in connection with Commercialization).
ARTICLE 8    CONFIDENTIAL INFORMATION
Section 8.1    Confidentiality. Except to the extent expressly authorized by this Agreement or agreed in writing by the Parties, during the Term and for a period of five (5) years after its termination or expiration, the Parties agree that the Receiving Party shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement; provided that the foregoing obligations will apply to any Confidential Information that constitutes a trade secret pursuant to Chapter I, Article 2 of EU Directive 2016/943 or Article 39 of the WTO Agreement on Trade-Related Aspects of Intellectual Property Rights (“ADPIC Treaty”) and has been identified or reasonably understood to be such by the disclosing Party for so long as such Confidential Information is afforded trade secret protection pursuant to Chapter I, Article 2 EU Directive 2016/943 or Article 39 of the ADPIC Treaty.
Section 8.2    Authorized Disclosure. The Receiving Party shall only be entitled to disclose, on a need to know basis for the purpose of the performance of the Agreement, Confidential Information of the Disclosing Party to its directors, employees, Affiliates, consultants, advisors, Sublicensees, inventors or successors in interest (in the event of a merger, acquisition or Change of Control of the Receiving Party) (or potential Sublicensees, inventors or successors in interest solely to the extent necessary for the evaluation of a potential sublicense or investment or merger, acquisition or Change of Control), or Third Party subcontractors (collectively the “Authorized Recipients”); provided that such Authorized Recipients are bound by confidentiality and restricted use obligations or professional standards of confidentiality with respect to such Confidential Information that are at least as stringent as those set forth in this Agreement. The Receiving Party will use diligent efforts to cause its Authorized Recipients to comply with such confidentiality and restricted use obligations. The Receiving Party shall be responsible towards the Disclosing Party for any breach by its Authorized Recipients any such confidentiality and restricted use obligations.
Section 8.3    Disclosure to Third Parties.
8.3.1    Right to Disclose. Notwithstanding the foregoing provisions of Section 8.1, each Party may disclose Confidential Information of the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary:
8.3.1.(a)    to Competent Authorities (a) to the extent desirable to obtain or maintain Regulatory Approvals for any Product within the Party’s respective Territory, and (b) in order to respond to inquiries, requests or investigations relating to Products or this Agreement;
8.3.1.(b)    in connection with filing or prosecuting Patent Rights or trademark rights, in each case relating to Products, as permitted by this Agreement;
8.3.1.(c)    in connection with prosecuting or defending litigation as permitted by this Agreement;

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8.3.1.(d)    to the counterparty of the Pieris Background Agreements, or the Servier Background Contract to which such Receiving Party is the contracting Party in order to comply therewith;
8.3.1.(e)    subject to the provisions of ARTICLE 9, in connection with or included in scientific presentations and publications relating to Products, including abstracts, posters, journal articles and the like, and posting results of and other information about Clinical Studies to clincialtrials.gov or similar websites; and
8.3.1.(f)    to the extent necessary in order to enforce its rights under this Agreement.
If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 8.3, then the former Party shall, if available, use commercially reasonable effort to obtain a protective order, confidential treatment or other similar measures narrowing the scope of such use and public or other disclosure of such Confidential Information and otherwise take such measures to ensure confidential treatment of such information as is reasonably required. For clarification, any such limited disclosure shall not cause any such information to cease to be Confidential Information.
Section 8.4    Excluded Information.
8.4.1    Excluded Information. Notwithstanding Section 8.1, the Confidential Information of the Disclosing Party shall not include information or materials that:
8.4.1.(a)    at the time of disclosure to, or acquisition by, the Receiving Party or its Affiliates is generally available to the public, or after the time of disclosure or acquisition is generally available to the public through no wrongful act or omission of the Receiving Party or its Authorized Recipients in breach of this Agreement;
8.4.1.(b)    was in the lawful possession and at the free disposal (not subject to a duty of confidentiality or restricted use obligations) of the Receiving Party prior to disclosure by the Disclosing Party, as evidenced by written records then in the possession of the Receiving Party;
8.4.1.(c)    is rightfully made available to the Receiving Party by Third Parties not bound by confidentiality or restricted use obligations; or
8.4.1.(d)    is independently discovered or developed by the Receiving Party without access to or use of the Confidential Information of the Disclosing Party, as evidenced by written records then in the possession of the Receiving Party.
Section 8.5    Legally Required Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information of the Disclosing Party that is disclosed by the Receiving Party in order to comply with the requirements of applicable Law (and only to the extent so required), provided that the Receiving Party shall to the extent possible give reasonable advance written notice of such disclosure to the Disclosing Party and will cooperate with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order, confidential treatment

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or other similar measures narrowing the scope of such use and public or other disclosure of such Confidential Information and otherwise taking such measures to ensure confidential treatment of such information as is reasonably required. Any such compelled disclosure will be to the minimum extent permissible as required by applicable Law. For clarification, any such limited disclosure shall not cause any such information to cease to be Confidential Information.
Section 8.6    Terms of this Agreement.
8.6.1    The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.3 (other than 8.3.1.(e)) and Section 8.5. Each Party will also be permitted to disclose the terms of this Agreement (including the exhibits hereto), in each case under appropriate confidentiality provisions, on a need to know basis, to a Party’s (and its Affiliates’) existing investors and to any bona fide potential or future permitted acquirer or assignee, investment banker, investor, licensee, Sublicensee, collaborator or lender with whom a Party (or its Affiliates) has entered into good faith negotiations regarding a proposed transaction, provided that (a) the disclosing Party agrees to redact information that it reasonably believes is not relevant to the proposed transaction, and (b) the financial terms of this Agreement may be disclosed to any of the foregoing named Persons only after negotiations with such Person have progressed so that such Party reasonably believes that a transaction is reasonably expected to occur.
8.6.2    Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement (including for clarity, the Exhibits and Schedules hereto) to the United States Securities and Exchange Commission (the “SEC”) or any other securities exchange and if a Party does submit this Agreement to the SEC or any other securities exchange, such Party agrees to consult with the other Party with respect to the preparation and submission of, a confidential treatment request for this Agreement. If a Party is required by applicable Law to make a disclosure of the terms of this Agreement in a filing with or other submission to the SEC or any other securities exchange or otherwise to comply with applicable Law, and (a) such Party has provided copies of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon, request confidential treatment or approve such disclosure, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by applicable Law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party is seeking to make a disclosure as set forth in this Section 8.6.2, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.
Section 8.7    Agreement Termination. Upon termination of this Agreement, at the Disclosing Party’s request, the Receiving Party will return or destroy all documents or other

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media containing Confidential Information of the Disclosing Party, provided however that the Receiving Party may retain one (1) copy for archival and compliance purposes, and as required by applicable Law.
Section 8.8    Remedies. The Parties agree that money damages may not be an adequate remedy if this ARTICLE 8 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief against such breach or threatened breach without the necessity of posting any bond or surety.
ARTICLE 9    PUBLICATIONS
Section 9.1    Restrictions. Without limiting ARTICLE 8 and subject to the other provisions of this ARTICLE 9, neither Party shall (a) make any publication or disclosure of Data generated pursuant to the Joint Development Plan or the Collaboration Plan or by or on behalf of the other Party without complying with this ARTICLE 9 or otherwise obtaining the prior written approval of the other Party or (b) use the name of the other Party in any publicity or advertising without the prior written consent of the other Party.
Section 9.2    Scientific Papers, Abstracts and Posters. The provisions below apply to preclinical and clinical Data with respect to CoDev Products and the Lead Product, but not to Servier WW Collaboration Products, for which Pieris shall not be entitled to make any publication and Servier shall have entire flexibility to make or not make publications. Pre-clinical and clinical data with respect to CoDev Collaboration Products and the Lead Product may be presented at scientific meetings on a regular basis in accordance with the provisions below. The JDC or JRC, as applicable, shall discuss attendance at conferences and work in good faith to coordinate messaging and any presentations or posters at such events.
9.2.1    Scientific Papers. Each Party through the JSC or its designee shall provide to the other, prior to submission of a draft of any articles and papers, including primary reports of Data, pooled analyses, theses, dissertations and review papers concerning the Product which have been prepared by or on behalf of such Party or under the Joint Development Plan or the Collaboration Plan (each a “Scientific Paper”) to be published in medical and scientific journals and similar publications (“Medical Journals”). Commencing with the receipt of such draft Scientific Paper, the receiving Party shall have [***] Business Days to notify the sending Party of its observations and suggestions with respect thereto (it being understood that, during such [***]Business Day period, no submission for publication thereof shall take place) and the Parties shall discuss these observations and suggestions. The receiving Party shall have the right to require modifications to such Scientific Paper for patent reasons, trade secret reasons or business reasons, and the sending Party shall remove all Confidential Information of the receiving Party if so requested by the receiving Party. The Party proposing to publish such Scientific Paper shall, in good faith, consider the comments made by the other Party, particularly if disclosure may be prejudicial to the other Party’s opportunity to obtain any Patent. The other Party may in good faith require that the publication be suspended for a period of time not exceeding [***] if a Patent may be filed using the Data or Know-How covered in the proposed publication, which period could be extended to an additional [***] period with respect to Data or Know-How useful to enrich the patent applications provided that in the event such additional delay is requested, (a) such requesting Party must reasonably

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demonstrate the need for such extension by providing the other Party with a detailed rationale and explanation therefor along with a reasonably detailed work plan as to how such delay and experiments may improve patentability and (b) the Parties will discuss in good faith the scope and duration of any such extended delay (not to exceed such [***]). Neither Party will publish or present any Confidential Information of the other Party without such other Party’s prior written consent. The sending Party shall provide to the receiving Party copies of any final Scientific Paper accepted by a Medical Journal, not less than [***] Business Days prior to the planned publication thereof (upon availability and distribution of such information assuming that providing such information is acceptable taking into consideration the publishers’ need to comply with any healthcare compliance guidelines). To enable free exchange of copyrighted material between the Parties, each Party agrees that it has or shall (i) obtain and maintain, at its own expense, an Annual Copyright License or equivalent license from the Copyright Clearance Center and (ii) list the other Party as a collaborator in an agreement with the Copyright Clearance Center.
9.2.2    Abstracts and Posters. If a Party intends to present findings with respect to any Product at symposia or other meetings of healthcare professionals, or international, national or regional congresses, conferences or meetings organized by a professional society or organization (any such occasion, a “Scientific Meeting”), to the extent permitted by applicable Laws, such Party shall provide to the other, prior to submission or presentation, as the case may be, copies of (a) all abstracts that will be submitted for publication, and (b) all posters that will be presented at such Scientific Meeting, in each case, concerning the Product which have been prepared by or on behalf of one of the Parties, for submission or presentation. Commencing with the receipt of any such abstract or poster the receiving Party shall have [***] Business Days to inform the sending Party of its observations and suggestions with respect thereto (it being understood that, during such [***] Business Day period, no submission or presentation thereof shall take place) and the Parties shall discuss these observations and suggestions. The receiving Party shall have the right to require modifications to such abstract or poster for patent reasons, trade secret reasons or business reasons, and the sending Party shall remove all Confidential Information of the receiving Party if so requested by the receiving Party. The Party proposing to publish such an abstract or make such a presentation shall, in good faith, consider the comments made by the other Party, particularly if disclosure may be prejudicial to the other Party’s opportunity to obtain any patent rights. The other Party may in good faith require that the publication of the abstract or presentation be suspended for a period of time not exceeding [***] if a Patent may be filed using the Data or Know-How covered in the proposed abstract or presentation, which period could be extended to an additional [***] period with respect to Data or Know-How useful to enrich the patent applications provided that in the event such additional delay is requested, (i) such requesting Party must reasonably demonstrate the need for such extension by providing the other Party with a detailed rationale and explanation therefor along with a reasonably detailed work plan as to how such delay and experiments may improvement patentability and (ii) the Parties will discuss in good faith the scope and duration of any such extended delay (not to exceed such [***] A Party will not publish or present any Confidential Information of the other Party without such other Party’s prior written consent. The

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sending Party shall provide to the receiving Party copies of all final abstracts and all final posters accepted for publication or to be presented [***] Business Days prior to the planned publication or presentation thereof (upon availability and distribution of such information assuming that providing such information is acceptable taking into consideration the publishers’ need to comply with any healthcare compliance guidelines). The Parties shall use good faith and commercially reasonable efforts to provide the other Party with draft slide presentations in accordance with the foregoing time periods.
9.2.3    Written Materials to be Presented at Scientific Meetings. To the extent permitted by applicable Laws, each Party shall provide to the other, prior to submission or presentation, as the case may be, copies of all written materials (other than abstracts and posters) that will be presented at any Scientific Meetings. Commencing with the receipt of any such written material the receiving Party shall have [***] Business Days to inform the sending Party of its observations and suggestions with respect thereto (it being understood that, during such [***] Business Day period, no submission or presentation thereof shall take place) and the Parties shall discuss these observations and suggestions. The receiving Party shall have the right to require modifications to such written materials for patent reasons, trade secret reasons or business reasons, and the sending Party shall remove all Confidential Information of the receiving Party if so requested by the receiving Party. The Party proposing to publish such written materials or make such a presentation shall, in good faith, consider the comments made by the other Party, particularly if disclosure may be prejudicial to the other Party’s opportunity to obtain any patent rights. The other Party may require that the publication of such written materials or presentation be suspended for a period of time not exceeding [***] if a Patent may be filed using the Data or Know-How covered in the proposed written materials or presentation, which period could be extended to an additional [***] period with respect to Data or Know-How useful to enrich the patent applications provided that in the event such additional delay is requested, (a) such requesting Party must reasonably demonstrate the need for such extension by providing the other Party with a detailed rationale and explanation therefor along with a reasonably detailed work plan as to how such delay and experiments may improvement patentability and (b) the Parties will discuss in good faith the scope and duration of any such extended delay (not to exceed such [***] A Party will not publish or present any Confidential Information of the other Party without such other Party’s prior written consent. The sending Party shall provide to the receiving Party copies of all final abstracts and all final posters or other written materials accepted for publication or to be presented [***] Business Days prior to the planned publication or presentation thereof (upon availability and distribution of such information assuming that providing such information is acceptable taking into consideration the publishers’ need to comply with any healthcare compliance guidelines). The Parties shall use good faith and commercially reasonable efforts to provide the other Party with draft slide presentations in accordance with the foregoing time periods.
Section 9.3    Registries. Each Party shall be free to disclose any Clinical Study Data generated by such Party concerning the Product in clinical trial registries, in accordance with applicable Laws; provided, however, except to the extent prohibited or otherwise required by applicable Law (and in any event consistent with applicable Law), that the Party proposing to

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make such disclosure shall have provided the other Party at least [***] Business Days prior to such disclosure (to the extent practicable), a detailed description of the proposed disclosure and shall have, in good faith, considered the comments made by the other Party and to delay, upon written request from the other Party, such disclosure by up to [***] (or as long as permitted, if less than [***] where need to file a patent application.
Section 9.4    Timeline Extension or Deferral of Disclosures.
9.4.1    Each Party agrees that it will not unreasonably withhold, condition or delay its consent to requests for extensions of the above timelines in this ARTICLE 9 in the event that material late breaking Data becomes available.
9.4.2    If either Party believes that any proposed press release or other public statement, or any publication, presentation, or other disclosure would be prejudicial to its opportunity to obtain any Patent, then the affected Party shall notify the publishing Party within the timeframe provided for in this ARTICLE 9 as applicable, or if not applicable, as soon as practicable after receipt of the proposed press release or other public statement, publication, presentation, or other disclosure, and the publishing Party shall refrain from making such press release, other public statement, publication, presentation or other disclosure for an additional [***] Business Days from the last day of the period otherwise provided for herein to enable the preparation and filing of any necessary patent applications.
Section 9.5    Failure to Object to Disclosure. If the Party proposing any press release or other public statement, or any publication, presentation, or other disclosure referred to in this ARTICLE 9 (excluding for the avoidance of doubt any promotional materials) receives no objection from the other Party within the timeframes set forth in the corresponding Section, then, the Party proposing such press release, other public statement, publication, presentation, or other disclosure shall be free to proceed with the same without further reference to or agreement from the other Party; provided, however, that any such publication, presentation, or other disclosure shall acknowledge the other Party’s contribution to any Data included therein and otherwise comply with this Agreement.
ARTICLE 10    REPRESENTATIONS, WARRANTIES & COVENANTS
Section 10.1    Representations and Warranties of the Parties.
10.1.1    Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:
10.1.1.(a)    such Party is duly established, validly existing and in good standing under the Laws of the jurisdiction and has full power and authority to enter into this Agreement and to carry out the provisions hereof;
10.1.1.(b)     all requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of this Agreement, and the performance of all obligations of such Party under this Agreement, has been taken;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

10.1.1.(c)    this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof; and
10.1.1.(d)    the execution and delivery of this Agreement by such Party do not, and the performance of this Agreement by such Party will not: (i) conflict with, or result in any violation of or default under, any agreement, instrument or understanding, oral or written, to which it or any Affiliate is a party or by which it or any Affiliate is bound; or (ii) violate any provision of any applicable Law.
Section 10.1    Representations and Warranties of Pieris.
10.1.1    Generally. Pieris hereby represents and warrants to Servier that, as of the Effective Date:
10.1.1.(a)    Pieris has the right to grant the rights granted to Servier under this Agreement, and no rights granted to Servier pursuant to this Agreement are in violation of any existing agreement between Pieris or any of its Affiliates and any Third Party;
10.1.1.(b)    None of Pieris or its Affiliates, any Third Party acting by or on behalf of Pieris or any of its Affiliates in connection with the research, Development or Manufacture of the Product prior to the Effective Date has been debarred or is subject to debarment;
10.1.1.(c)    Pieris is the owner of or Controls the Pieris Patent Rights listed in Schedule 10.2.1.(c) (with an indication as to which Patent Rights are owned and which are controlled) (“Existing Pieris Patent Rights”). Each of the Existing Pieris Patent Rights has been filed in good faith, has been prosecuted in accordance with any applicable duty of candor and has been maintained in a manner consistent with standard industry practice, in each case in each applicable jurisdiction in which such Pieris Patent Rights have been filed, and no official final deadlines with respect to prosecution thereof have been missed and all applicable fees due prior to the Effective Date have been paid on or before the due date for payment;
10.1.1.(d)    All inventors of all the Existing Pieris Patent Rights that are owned by Pieris, have been identified as such in the filings with the relevant patent offices and to Pieris’ knowledge, all inventors of all the Existing Pieris Patent Rights that are in-licensed by Pieris have been identified as such in the filings with the relevant patent offices;
10.1.1.(e)    Pieris does not Control other Patent Rights Covering the Products than those listed in Schedule 10.2.1.(c);
10.1.1.(f)    where applicable, all of Pieris’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents as of the Effective Date (other than academics or public or academic institutions subject to Section 2.3.6) performing activities under this Agreement where there is the potential for inventive activity have executed agreements requiring assignment or licensing to

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Pieris of all inventions Covering a Product made during the course of and as a result of their association with Pieris or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of Pieris or its Affiliate, as applicable;
10.1.1.(g)    where applicable, all of Pieris’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents engaged after the Effective Date (other than academics or public or academic institutions subject to Section 2.3.6) performing activities under this Agreement where there is the potential for inventive activity that have not executed agreements with Pieris prior to the Effective Date will execute agreements requiring assignment to Pieris of all inventions Covering a Product made during the course of and as a result of their association with Pieris or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of Pieris or its Affiliate, as applicable unless otherwise agreed to by the Parties in writing;
10.1.1.(h)    There are no agreements (other than the Pieris Background Agreements) to which Pieris or any of its Affiliates is a party under which Pieris or any of its Affiliates obtains or has obtained a license or other right to the Pieris IP from a Third Party to make, use, sell, offer for sale or import the Products in the Field;
10.1.1.(i)    To Pieris’ knowledge, the Existing Pieris Patent Rights are, or, upon issuance, will be, valid and enforceable patents. There is no pending or, to Pieris’ knowledge, threatened claim, suit, action, litigation or other proceeding brought by a Third Party against Pieris or any of its Affiliates (a) challenging the validity or enforceability of any of the Existing Pieris Patent Rights, (b) claiming that the making, using, selling, offering for sale or importing of any of the Products constitutes infringement of such Third Party’s Intellectual Property Right(s), or (c) subjecting any of Existing Pieris Patent Rights to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings;
10.1.1.(j)    Neither Pieris nor any of its Affiliates has received any communications alleging that it has infringed, misappropriated or otherwise violated, or that it would infringe, misappropriate or otherwise violate, through the manufacture, use, import, export, sale, or offer for sale of any of the Products or any portion thereof, any Intellectual Property Rights or Know-How Controlled by any Third Party;
10.1.1.(k)    To Pieris’ knowledge, there is no Third Party intellectual property that would prevent Pieris from generally practicing the Pieris Platform Technology to Manufacture, Develop and Commercialize Anticalin therapeutics generally, which for clarity and without limitation does not include any specific target or particular Anticalin;
10.1.1.(l)    Pieris has taken reasonable precautions to preserve the confidentiality of the Pieris Know-How required to be transferred to Servier under this Agreement;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

10.1.1.(m)    Pieris has disclosed or made available to Servier in writing, complete and correct copies of (a) any material data from studies of the Lead Product and the Pieris Building Blocks in its possession and (b) all material Regulatory Materials (if any) and correspondence between Pieris and its Affiliates, on the one hand, and any Competent Authority, on the other hand (if any), relating to the Lead Product and the Pieris Building Blocks;
10.1.1.(n)    All studies conducted specifically for the Lead Product and the Pieris Building Blocks have been conducted by Pieris or any of its (sub)contractors in accordance with applicable Laws by persons with appropriate education, knowledge and experience;
10.1.1.(o)    The documents containing Data and Pieris Know-How disclosed or made available to Servier in the context of the negotiation of this Agreement are true and accurate copies of what they purport to be;
10.1.1.(p)    No information or materials provided by Pieris to Servier (whether prepared by Pieris or any subcontractor) contain any materially untrue or, willfully misleading statement of a material fact or willfully omit to state a material fact, with respect to the efficacy, side effects or preclinical or clinical testing of the Lead Product and the Pieris Building Blocks;
10.1.1.(q)    In relation to the Pieris Background Agreements:
(i)    None of the Existing Pieris Patent Rights is licensed from a Third Party, except pursuant to the Pieris Background Agreements. Except under the Pieris Background Agreements, Pieris is not subject to any contractual payment obligations to Third Parties as a result of the execution of this Agreement or the Development, Manufacture or Commercialization of the Products in the Field in the Servier Territory. Pieris has provided a complete, accurate copy of all material terms and conditions of the Pieris Background Agreements to Servier. Pieris will provide an accurate copy of the material terms and conditions of this Agreement to the licensors under the Pieris Background Agreements, redacted for the Parties’ sensitive or confidential information.
(ii)    The Pieris Background Agreements are a valid and binding obligation and are in full force and effect. All Patents licensed to Pieris under the Pieris Background Agreements, to the extent otherwise being encompassed within the licenses granted to Servier under this Agreement, are Controlled by Pieris for purposes of the licenses granted to Servier under this Agreement;
(iii)    Pieris is not in material breach or default (and the delivery and execution of this Agreement will not constitute a breach or default) of the Pieris Background Agreements, and Pieris has not received any written notice from the applicable Third Party licensor under such Pieris Background Agreements (A) that Pieris has materially breached or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

defaulted thereunder that has not been cured or (B) of any intention of such Third Party licensor to terminate the Pieris Background Agreements; and
(iv)    Pieris shall maintain the Pieris Background Agreements, to the extent the rights and licenses granted to Pieris thereunder are sublicensed to Servier hereunder, and shall not modify, amend, terminate or breach the Pieris Background Agreements, if such modification, amendment, termination or breach would adversely affect Servier’s rights under this Agreement (after taking into account any period(s) to cure alleged breaches). Pieris shall take reasonable steps to remediate any issue or breach of such Pieris Background Agreements. In the event that Pieris has failed to take prompt efforts to remediate any breach of the Pieris Background Agreements, Servier shall have the right, at Pieris’ cost, to step in and remediate such breach.
Section 10.1    Representations and Warranties of Servier.
10.1.1    Generally. Servier hereby represents and warrants to Pieris that, as of the Effective Date:
10.1.1.(a)    Servier has the right to grant the rights granted to Pieris under this Agreement, and no rights granted to Pieris pursuant to this Agreement are in violation of any existing agreement between Servier or any of its Affiliates and any Third Party;
10.1.1.(b)    Servier is the owner of or Controls the Servier Patent Rights listed in Schedule 10.3.1.(b) (with an indication as to which Patent Rights are owned and which are controlled) (“Existing Servier Patent Rights”). Each of the Existing Servier Patent Rights has been filed in good faith, has been prosecuted in accordance with any applicable duty of candor and has been maintained in a manner consistent with standard industry practice, in each case in each applicable jurisdiction in which such Servier Patent Rights have been filed, and no official final deadlines with respect to prosecution thereof have been missed and all applicable fees due prior to the Effective Date have been paid on or before the due date for payment;
10.1.1.(c)    All inventors of all the Existing Servier Patent Rights that owned by Servier, have been identified as such in the filings with the relevant patent offices and to Servier’s knowledge, all inventors of all the Existing Servier Patent Rights that in-licensed by Servier have been identified as such in the filings with the relevant patent offices;
10.1.1.(d)    Servier does not Control other Patent Rights Covering the Products than those listed in Schedule 10.3.1.(b);
10.1.1.(e)    where applicable, all of Servier’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents as of the Effective Date (other than academics or public or academic institutions subject to Section

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

2.3.6) performing activities under this Agreement where there is the potential for inventive activity have executed agreements requiring assignment or licensing to Servier of all inventions Covering a Product made during the course of and as a result of their association with Servier or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of Servier or its Affiliate, as applicable;
10.1.1.(f)    where applicable, all of Servier’ and its Affiliates’ officers, employees, independent contractors, consultants, and agents engaged after the Effective Date (other than academics or public or academic institutions subject to Section 2.3.6) performing activities under this Agreement where there is the potential for inventive activity that have not executed agreements with Servier prior to the Effective Date will execute agreements requiring assignment to Servier of all inventions Covering a Product made during the course of and as a result of their association with Servier or its Affiliate, as applicable, and obligating the individual to maintain as confidential the confidential information of Servier or its Affiliate, as applicable unless otherwise agreed to by the Parties in writing;
10.1.1.(g)    To Servier’s knowledge the Servier Patent Rights are, or upon issuance, will be, valid and enforceable patents. There is no pending or, to Servier’s knowledge, threatened claim, suit, action, litigation or other proceeding brought by a Third Party against Servier or any of its Affiliates (a) challenging the validity or enforceability of any of Servier Patent Rights or (b) seeking to subject any of Servier Patent Rights to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings.
10.1.1.(h)    Servier has taken reasonable precautions to preserve the confidentiality of the Servier Know-How required to be transferred to Pieris under this Agreement;
10.1.1.(i)    Servier has disclosed or made available to Pieris in writing, complete and correct copies of any material data from studies of the Servier Building Blocks in its possession;
10.1.1.(j)    All studies conducted specifically for the Servier Building Blocks have been conducted by Servier or any of its subcontractors in accordance with applicable Laws by persons with appropriate education, knowledge and experience;
10.1.1.(k)    The documents containing Data and Servier Know-How disclosed or made available to Pieris in the context of the negotiation of this Agreement are true and accurate copies of what they purport to be; and
10.1.1.(l)    No information or materials provided by Servier to Pieris (whether prepared by Servier or any subcontractor) contain any materially untrue or, willfully misleading statement of a material fact or willfully omit to state a material fact, with respect to the efficacy, side effects or preclinical or clinical testing of any Servier Building Block; and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

10.1.1.(m)    In relation to the Servier Background Contract:
(i)    None of the Servier IP is licensed from a Third Party, except pursuant to the Servier Background Contract. Except under the Servier Background Contract, Servier is not subject to any contractual payment obligations to Third Parties as a result of the execution of this Agreement or the Development, Manufacture or Commercialization of the Products in the Field in the Pieris Territory. Servier has provided a complete and accurate copy of all material terms and conditions of the Servier Background Contract to Pieris. Servier will provide an accurate copy of the material terms and conditions of this Agreement to the licensors under the Servier Background Contract, redacted for the Parties’ sensitive or confidential information.
(ii)    The Servier Background Contract are valid and binding obligations and are in full force and effect. All Patents licensed to Servier under the Servier Background Contract, to the extent otherwise being encompassed within the licenses granted to Pieris under this Agreement, are Controlled by Servier for purposes of the licenses granted to Pieris under this Agreement;
(iii)    Servier is not in material breach or default (and the delivery and execution of this Agreement will not constitute a breach or default) of the Servier Background Contract, and Servier has not received any written notice from the applicable Third Party licensor under such Servier Background Contract (A) that Servier has materially breached or defaulted thereunder or (B) of any intention of such Third Party licensor to terminate the Servier Background Contract; and
(i)    Servier shall maintain the Servier Background Contract, to the extent the rights and licenses granted to Servier thereunder are sublicensed to Pieris hereunder, and shall not modify, amend, terminate or breach the Servier Background Contract, if such modification, amendment, termination or breach would adversely affect Pieris’ rights under this Agreement (after taking into account any period(s) to cure alleged breaches). Servier shall take reasonable steps to remediate any issue or breach of such Servier Background Contract. In the event that Servier has failed to take prompt efforts to remediate any breach of a Servier Background Contract, Pieris shall have the right, at Servier’s cost, to step in and remediate such breach.
10.1.2    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN Section 10.1, Section 10.2 AND Section 10.3 ABOVE, NEITHER PARTY MAKES (AND EACH PARTY EXPRESSLY DISCLAIMS) ANY AND ALLY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR ANY WARRANTIES THAT MAY ARISE

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

FROM A COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE, INCLUDING WITH RESPECT TO ANY INTELLECTUAL PROPERTY RIGHTS, TECHNOLOGY OR CONFIDENTIAL INFORMATION OF A PARTY.
Section 10.2    Mutual Covenants. Each Party hereby covenants throughout the Term as set forth below.
10.2.1     Compliance. Each Party will, and will cause its Affiliates and Sublicensees to, conduct the Research Collaboration and the Development, Manufacture and Commercialization of the Products in material compliance with all applicable Laws, including current governmental regulations concerning current good laboratory practices (GLP), good clinical practices (GCP) and good manufacturing practices (GMP).
10.2.2     Non-Debarment. Such Party will not, and will cause its Affiliates and Sublicensees not to, employ or use any contractor or agent that employs any individual or entity (a) that has been debarred by a Competent Authority under applicable Laws or convicted of a crime for which such Person could be so debarred, or (b) that is the subject of a debarment investigation or proceeding of a Competent Authority under applicable Laws, in each case of clauses (a) and (b), in the conduct of such Party’s, its Affiliates’ and Sublicensees’ activities under this Agreement.
10.2.3     No Conflict. Such Party shall not, and shall cause its Affiliates and Sublicensees not to, enter into any agreement or other arrangement with a Third Party that conflicts with the rights granted to the other Party under this Agreement.
10.2.4     Licensure. If either Party determines in good faith that the licenses under this Agreement are required to be filed with the Federal Trade Commission (“FTC”) under the US’s Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. §18a) (“HSR”) or with equivalent foreign Government Authorities under any similar foreign Law, then each Party will promptly prepare and submit any necessary filings and will use commercially reasonable efforts to obtain such approvals and the Effective Date shall occur upon all such HSR or other governmental clearances have been obtained. Each Party will be responsible for its own costs; provided that Servier will pay all filing fee(s) required in the event of an HSR filing or filing for other governmental clearance. Both Parties will use all commercially reasonable efforts to cause the clearance to be obtained as quickly as possible. However, neither Party will be required to adversely affect its legal position (e.g., agree to divestitures or product restrictions) in the interest of expediting such clearance.
Section 10.1     Party Covenants.
10.1.1     Pieris shall submit by [***] to relevant patent offices the priority patent applications for the [***] Building Block and the Lead Product, a draft of which has been communicated to Servier prior to the date hereof, including Servier’s reasonable comments on such patent applications.
10.1.2     Upon a Party’s reasonable request, the other Party shall use Commercially Reasonably Efforts to negotiate and execute appropriate documents (whether through amendment to an existing agreement or a separate side letter) to permit continuation of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

any sublicense granted under a Pieris Background Agreement or Servier Background Contract in the event of termination of such Pieris Background Agreement or Servier Background Contract, as applicable (due to insolvency or otherwise).
ARTICLE 11    INDEMNIFICATION; INSURANCE
Section 11.1    Pieris Indemnity. Pieris shall defend, indemnify and hold harmless Servier and its Affiliates and their respective directors, officers, agents, representatives, successors, permitted assignees and employees (collectively, the “Servier Indemnitees”) from and against any and all liabilities, losses, costs, damages and expenses, including reasonable attorneys’ fees (collectively, “Damages”), incurred as a result of or arising out of any claim, suit, action, demand or other proceeding made or brought by a Third Party (each, a “Third Party Claim”) against one or more Servier Indemnitees to the extent resulting from (a) the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions of Pieris or its Affiliates or their respective agents, representatives, consultants or independent contractors, in the performance by or on behalf of Pieris of Pieris’ obligations under this Agreement, (b) any breach (or allegation of a breach) by Pieris of any representation, warranty or covenant made by Pieris set forth in ARTICLE 10 of this Agreement or any breach or violation of any covenant or agreement of Pieris in or in performance of this Agreement, or (c) solely as it pertains to a Third Party Claim for product liability in the Pieris Territory, the Development, Manufacturing, Commercialization, handling, storage, labeling or transfer of any Product to the extent such Damages were incurred with respect to the Development, Manufacture or Commercialization by or for Pieris or any of its Affiliates or Sublicensees of the Lead Product or a CoDev Collaboration Product in or for the Pieris Territory (including any such activities performed by Servier pursuant to this Agreement); except, in any such case, to the extent such Damages arise out of or result from the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions or breach of this Agreement by Servier or a Servier Indemnitee or matters for which Servier is obligated to indemnify Pieris under Section 11.2.
Section 11.2    Servier Indemnity. Servier shall defend, indemnify and hold harmless Pieris and its Affiliates and their respective directors, officers, agents, representatives, permitted successors, permitted assignees and employees (collectively, the “Pieris Indemnitees”) from and against any and all Damages incurred as a result of or arising out of any Third Party Claim made or brought against one or more Pieris Indemnitees to the extent resulting from (a) the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions of Servier or its Affiliates or their respective agents, representatives, consultants or independent contractors, in the performance by or on behalf of Servier of Servier’s obligations under this Agreement, (b) any breach (or allegation of a breach) by Servier of any representation, warranty or covenant made by Servier set forth in ARTICLE 10 of this Agreement or any breach or violation of any covenant or agreement of Servier in or in performance of this Agreement, or (c) solely as it pertains to a Third Party Claim for product liability in the Servier Territory, the Development, Manufacturing, Commercialization, handling, storage, labeling or transfer of any Product to the extent such Damages were incurred with respect to the Development, Manufacture or Commercialization by or for Servier or any of its Affiliates or Sublicensees of the Lead Product or a CoDev Collaboration Product in or for the Servier Territory or for a Servier WW Collaboration Product anywhere in the world (including any such activities performed by Pieris pursuant to

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

this Agreement); except, in any such case, to the extent such Damages arise out of or result from the negligence, recklessness, willful misconduct or intentional wrongful acts or omissions or breach of this Agreement by Pieris or a Pieris Indemnitee or matters for which Pieris is obligated to indemnify Servier under Section 11.1.
Section 11.3    Indemnification and Defense Procedures.
11.3.1    Notice of Claim. All claims for indemnification or defense by a Party as provided herein shall be made solely by the Party seeking indemnification or defense of a Third Party Claim or remedies for any Damages (the “Indemnified Party”). The Indemnified Party shall give written notice of the same to the other Party (the “Indemnifying Party”) reasonably promptly after the assertion against the Indemnified Party of any Third Party Claim or fact in respect of which the Indemnified Party intends to base a claim for indemnification hereunder (a “Claim Notice”), provided, however, that failure or delay to provide such Claim Notice shall not affect the Indemnifying Party’s indemnification or defense obligations, except to the extent such failure materially and adversely affects the ability to defend such claim. Each Claim Notice must contain a description of the Third Party Claim and the nature and amount of any Damages (to the extent that the nature and amount of such Damages is known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all notices, papers, correspondence, communications and official documents (including court papers) previously received or sent and thereafter that the Indemnified Party continues to receive or send in respect of any such Third Party Claim.
11.3.2    Assumption of Defense. To the extent permitted by applicable Laws, the Indemnifying Party shall assume the defense and handling of such Third Party Claim, at the Indemnifying Party’s sole expense in accordance with Section 11.3.3.
11.3.3    Indemnification Procedure. In assuming the defense of any Third Party Claim, the Indemnifying Party: (a) shall act diligently and in good faith with respect to all matters relating to the defense, settlement or disposition of such Third Party Claim as the defense, settlement or disposition relates to the Indemnified Party; (b) may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Third Party Claim any law firm or counsel reasonably selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; (c) keep the Indemnified Party informed of the status of such Third Party Claim; (d) shall have the right to settle the Claim on any terms the Indemnifying Party chooses, subject to prior notification to the Indemnified Party; provided that the Indemnifying Party shall not settle or otherwise resolve any Third Party Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party, without prior written consent of the Indemnified Party, which may not be unreasonably withheld or delayed. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in its defense of any Third Party Claim for which the Indemnifying Party has assumed the defense in accordance with this Section 11.3.3, and shall have the right (at its own expense) to be present in person or through counsel at all legal proceedings giving rise to the right of indemnification.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

11.3.4    Indemnified Party Right to Participate. If the Indemnifying Party fails to conduct the defense and handling of any Third Party Claim in good faith or if the Third Party Claim seeks non-monetary relief, (a) the Indemnified Party may at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Third Party Claim and defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party shall regularly inform the Indemnifying Party of the status of such Claim and consult with the Indemnifying Party but shall have no obligation hereunder to obtain any consent from, the Indemnifying Party in connection therewith, except that the Indemnified Party shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed); and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Section 11.3.4. If the Indemnified Party elects to defend or handle such Third Party Claim in accordance with this Section 11.3.4, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and shall be entitled to participate in the defense and handling of such Third Party Claim with its own counsel and at its own expense.
Section 11.4    Insurance. During the Term and thereafter for a period of five (5) years, each Party shall procure and maintain adequate insurance coverage with internationally-reputable company or a program of self-insurance (which shall be of types and amounts sufficient to cover the liabilities hereunder, contingent or otherwise of such Party and its Affiliates). It is understood that such insurances shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this ARTICLE 11. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in the insurance coverage.
Section 11.5    DISCLAIMER OF LIABILITY. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY UNDER THIS AGREEMENT, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS DISCLAIMER DOES NOT APPLY TO LIABILITY OR DAMAGES (A) RESULTING FROM A BREACH OF CONFIDENTIALITY OBLIGATIONS OF A PARTY UNDER ARTICLE 8 OR (B) SUBJECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO Section 11.1, Section 11.2 OR Section 11.3.
ARTICLE 12    TERM AND TERMINATION
Section 12.1    Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will extend, unless this Agreement is terminated earlier in accordance with Section 12.2, on a Product-by-Product and country-by-country basis, until such time as the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Confidential

Royalty Term with respect to such Product in such country expires. Upon the natural expiration (as opposed to termination) of the Royalty Term with respect to a Product and country: (a) the licenses granted by Pieris to Servier under this Agreement with respect to such Product shall remain in effect as granted in accordance with this Agreement, shall become irrevocable, fully paid-up and royalty-free licenses and shall last as long as Servier intends to Develop or Commercialize the applicable Product in such country, (b) with regard to the Lead Product and any CoDev Collaboration Product, the licenses granted by Servier to Pieris under this Agreement with respect to such Product shall remain in effect as granted in accordance with this Agreement, shall become irrevocable, fully paid-up and royalty-free licenses and shall last as long as Pieris intends to Develop or Commercialize the Lead Product or applicable CoDev Collaboration Product in such country and (c) Section 6.2 shall no longer apply to the Parties solely with respect to the Development and Commercialization of such Product in such country (including the Manufacture thereof solely for such Development and Commercialization purposes).
Section 12.2    Termination. Notwithstanding anything in this Agreement or elsewhere to the contrary, subject to Section 12.3.7 below, this Agreement may be terminated as follows:
12.2.1    Termination for Material Breach. Either Party shall have the right to terminate this Agreement in the event the other Party has materially breached or materially defaulted in the performance of any of its obligations hereunder which breach or default is material in the overall context of the Agreement, and such breach has continued for ninety (90) days after written notice thereof was provided to the breaching Party by the non-breaching Party which clearly describes the remedies that the non-breaching Party intends to apply should the breach remain uncured. Any such termination shall become effective at the end of such ninety (90) day period if, prior to the expiration of the ninety (90) day period, the breaching Party has not cured any such breach or default, provided, that with respect to a breach of such Party’s Commercially Reasonable Efforts obligations to Develop or Commercialize the Product, such cure period shall be extended for a period not to exceed an additional ninety (90) days in the event such breaching Party has, within the original ninety (90) day period prepared and communicated to the non-breaching Party, a remediation plan reasonably designed to cure such breach or default within a reasonable period of time (which plan is reasonably acceptable to the non-breaching Party) and such breaching Party continues to diligently use Commercially Reasonable Efforts to implement such plan throughout such period. If the allegedly breaching Party disputes the breach and provides written notice of that dispute to the other Party, the matter shall be addressed under the dispute resolution provisions in Section 13.3, and the notifying Party may not terminate this Agreement until it has been finally determined under Section 13.3 that the Agreement was materially breached as described above. The non-breaching Party will have the right to terminate this Agreement with respect to either the entire Product or only the countries to which the uncured material breach relates, provided that this Agreement cannot be terminated only with respect to some (but not all) countries of the European Union.
12.2.2    Termination by Mutual Agreement. This Agreement (as a whole or on a Product-by-Product and country-by-country basis) may be terminated by the mutual written consent of the Parties.

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12.2.3    Termination by Servier for Convenience. Beginning twelve (12) months after the Effective Date, Servier may terminate this Agreement on a Product-by-Product basis and/or on a country-by-country basis by providing one hundred eighty (180) days’ prior written notice to Pieris, with such termination being effective upon the end of such 180-day notice period.
12.2.4    Termination for Insolvency. Either Party may terminate this Agreement if, at any time, the other Party will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed within ninety (90) days after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.
12.2.5    Termination for Safety.
12.2.5.(a)    Servier may terminate this Agreement with respect to (a) the Lead Product or (b) any Collaboration Product, CoDev Collaboration Product or Servier WW Collaboration Product, immediately upon written notice to Pieris, that such Product reasonably demonstrates a safety issue in humans.
12.2.5.(b)    Pieris may terminate this Agreement with respect to the Lead Product or any CoDev Collaboration Product, immediately upon written notice to Servier, that such Product demonstrates a safety issue in humans.
12.2.5.(c)    For purposes of this Section 12.2.5, “safety issue” means instances in which the FDA and the EMA require that the Development, Manufacture or Commercialization be stopped.
Section 12.3    Effects of Termination.
12.3.1    Effects of Termination. In the event of any termination of this Agreement in its entirety or with respect to any given Product (a) by Servier for convenience pursuant to Section 12.2.3, (b) by Pieris for Servier’s material breach pursuant to Section 12.2.1 (without prejudice to any other remedies of Pieris, including the right to claim damages), (c) by Pieris for Servier’s insolvency pursuant to Section 12.2.4, or (d) by Servier, where it is dropping a Product pursuant to Section 5.2.1, the following terms shall apply:
12.3.1.(a)    At Pieris’ request, Servier will return to Pieris or destroy (and certify such destruction to Pieris), at Pieris’ option, all Pieris’ Confidential Information related to the terminated Product(s) and Pieris Know-How related to the terminated Product(s) (provided that Servier shall be entitled to retain one (1)

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copy for archival and compliance purposes, and as required by applicable Law or regulatory requirement);
12.3.1.(b)    Pieris shall have the right to acquire some or all of the inventory of the terminated Product, as requested by Pieris, in the possession of Servier and its Affiliates as of the date of such termination, provided that, if Pieris so acquires any or all such inventory, Pieris shall reimburse Servier the cost incurred by Servier for such inventory;
12.3.1.(a)    All licenses and sublicenses granted by Pieris to Servier hereunder shall terminate, provided however that they will continue solely to enable Servier to (i) complete sales of Products for any purchase orders that were in place prior to the effective date of termination and (ii) sell off any existing inventory of Products that Pieris does not purchase pursuant to Section 12.3.1.(b); thereafter, Servier will discontinue Commercialization of the applicable Product in the applicable countries.
12.3.1.(b)    To the extent requested by Pieris, Servier shall enter into an agreement whereby Servier assigns its rights or grants an exclusive license to Pieris, under Servier IP that is used or necessary to further Develop, Manufacture and Commercialize the terminated Products, at the terms and conditions applicable to Dropped Products by Servier pursuant to Section 5.2.1.(c), including adequate indemnities to be agreed upon; provided that, with respect to each such terminated Product, such Product will be deemed a “Dropped Product”, Servier will be deemed the “Dropping Party,” and the effective date of termination under this Section will be deemed the “Drop Date” for such Product; and
12.3.1.(c)    At the request of Pieris, the Parties will discuss in good faith the wind-down of any ongoing Clinical Studies or Manufacturing campaigns for the terminated Product(s) currently being conducted by or on behalf of Servier or Pieris or their Affiliates at the time of termination; provided that, absent such an agreement, such ongoing Clinical Studies or ongoing Manufacturing campaigns shall be continued (and funded or co-funded) for [***] following the notice of termination.
12.3.1.(d)    Servier will, as promptly as practicable, and subject to Pieris’ reasonable assistance, to the extent legally permissible (including to the extent permitted under Servier’s obligations to Third Parties on the effective date of termination), (i) transfer and assign to Pieris or Pieris’ designee Servier’s right, title and interest in and to all material governmental or regulatory filings and approvals (including all Regulatory Approvals and pricing approvals, and Regulatory Materials, in all cases, specifically and exclusively relating to the Development, Manufacture or Commercialization of the terminated Products, and (ii) transfer to Pieris or Pieris’ designee copies of all material Data, Know-How, Clinical Study data and safety data in Servier’s possession and Control to the extent specifically related to and required for the research, Development, Manufacture or Commercialization of the terminated Products. In addition, Servier will appoint Pieris as Servier’s and/or Servier’s Affiliates’ agent for all

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terminated Product-related matters involving Regulatory Authorities until all Regulatory Approvals and other regulatory filings hereunder have been assigned to Pieris or its designee. In the event of (x) failure to obtain assignment or (y) with respect to regulatory items that would otherwise fall within (i) and (ii) but for such materials not being specifically related to the terminated Products, but nonetheless which are necessary for the Development, Manufacture or Commercialization of the terminated Products above, in each of (x) and (y) Servier hereby consents and grants to Pieris the right to access and reference (without any further action required on the part of Servier, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such item with respect to all terminated Products.
12.3.1.(e)    If Servier or its Affiliates are manufacturing finished product with respect to terminated Products on the effective date of termination, at Pieris’ option (which must be exercised in writing to Servier within [***] of the effective date of termination), Servier or its Affiliates will use Commercially Reasonable Efforts to supply such finished product (but solely in the form as such terminated Product was being manufactured by Servier as of the effective date of termination) to Pieris at [***] until the earlier of (i) such time as Pieris has procured or developed its own source of such finished product supply, or (ii) [***] following the effective date of termination. The Parties will promptly negotiate a supply and related quality agreement to govern the specific terms and conditions of such supply.
12.3.1.(f)    If Pieris so requests within [***] of the effective date of termination, Servier will use Commercially Reasonable Efforts, to the extent legally permissible (including to the extent permitted under Servier’s obligations to Third Parties on the effective date of termination), to assign to Pieris any Third Party agreements that are specific to and exclusively relating to the Development, Manufacture or Commercialization of the terminated products to which Servier is a party, subject to any required consents of such Third Party.
12.3.1.(g)    Servier will use Commercially Reasonable Efforts, and subject to Pieris’ reasonable assistance, to the extent legally permissible (including to the extent permitted under Servier’s obligations to Third Parties on the effective date of termination), to promptly transfer and assign or exclusively license (or, if applicable, will cause its Affiliates to assign) to Pieris all of Servier’s (and such Affiliates’) worldwide right, title and interest in and to any registered trademarks or registered internet domain names that are specific to and exclusively used for the terminated Products (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Servier or any of its Affiliates or any other products of Servier or any of its Affiliates).
12.3.1.(h)    More generally, Servier shall use Commercially Reasonable Efforts to ensure a smooth and orderly transition of the Product, including any Development, Manufacturing, or Commercialization activities ongoing at the time of termination to Pieris, pursuant to a termination agreement to be negotiated

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by the Parties within [***] following the termination notice. Such agreement shall be consistent with this Section 12.3.
12.3.1.(i)    For avoidance of doubt, the non-compete set forth in Section 6.2 regarding the terminated Product (including the discontinued targets pairs therein, except to the extent such target pairs are contained within a Product for which this Agreement remains in effect) will no longer apply.
12.3.1.(j)    Notwithstanding this Section 12.3.1, if this Agreement is Terminated by Pieris for Servier’s material breach pursuant to Section 12.2.1 (including breach of any exclusive license to Pieris or breach of any non-compete), then the licenses granted to Pieris shall continue and Pieris shall owe Servier [***] of the royalties set forth in Section 5.2.1.(c)(i).
12.3.2    Other Cases of Termination. In the event of a termination of this Agreement with respect to one or more Products pursuant to Sections 12.2.2 (Mutual Agreement) or Section 12.2.5 (Safety), by Servier pursuant to Section 12.2.1 (Material Breach by Pieris) or by Servier pursuant to Section 12.2.4 (Pieris Insolvency), without prejudice to any other remedies of Servier, including the right to claim damages, the following terms shall apply:
12.3.2.(a)    All Development, Manufacture and Commercialization of such terminated Product by either Party shall immediately cease;
12.3.2.(b)    The licenses granted by each Party to the other under, respectively, the Building Block IP and Product Specific IP and the Pieris IP and Servier IP shall immediately terminate;
12.3.2.(c)    The non-compete set forth in Section 6.2 regarding the terminated Product (including the discontinued targets pairs therein, except to the extent such target pairs are contained within a Product for which this Agreement remains in effect) will no longer apply; and
12.3.2.(d)     Each Party shall retain the right to use any Data generated with respect to the terminated Product for such Party’s internal, research purposes.
12.3.3    Termination for Safety Concern.
12.3.3.(a)    If Servier wishes to terminate this Agreement with respect to a Product for a safety concern that does not rise to the level of a safety issue as set forth in Section 12.2.5, then Servier shall be permitted to do so under the terms and conditions of a termination for convenience by Servier under Sections 12.2.3 and with the effects described under Section 12.3.1 except that (i) Servier’s obligation to provide continued supply of the Product for [***] under Section 12.3.1.(g) and (ii) Servier’s obligation to continue and fund or co-fund ongoing Clinical Studies and ongoing Manufacturing campaigns for [***] under Section 12.3.1.(e) shall not apply. Instead, the Parties shall discuss and agree in good faith on an appropriate amount of time for continued supply, continuation of ongoing

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Clinical Studies and ongoing Manufacturing campaigns and funding of continued development in order to permit an orderly transition of the Product to Pieris so that it may continue Development of such Product, depending on the circumstances and nature of the safety concern. Such agreement shall also include appropriate indemnification provisions for Servier.
12.3.3.(b)    If Pieris wishes to terminate this Agreement with respect to the Lead or a CoDev Product for a safety concern that does not rise to the level of a safety issue as set forth in Section 12.2.5, then Pieris shall be permitted to do so under the terms and conditions with the effects described under Sections 12.3.1(b), (c), and (e)–(j) applied to Pieris mutatis mutandis except that (i) Pieris’s obligation to provide continued supply of the Product for [***] under Section 12.3.1.(g) and (ii) Pieris’s obligation to continue and fund or co-fund ongoing Clinical Studies and ongoing Manufacturing campaigns for [***] under Section 12.3.1.(e) shall not apply. Instead, the Parties shall discuss and agree in good faith on an appropriate amount of time for continued supply, continuation of ongoing Clinical Studies and ongoing Manufacturing campaigns and funding of continued development in order to permit an orderly transition of the Product to Servier so that it may continue Development of such Product, depending on the circumstances and nature of the safety concern. Such agreement shall also include appropriate indemnification provisions for Pieris.
12.3.3.(c)    For purposes of this Section 12.3.3, “safety concern” means the applicable Party’s reasonable and good faith belief, that there is an unacceptable risk for harm in humans based upon: (i) pre-clinical safety data, including data from animal toxicology studies; or (ii) the observation of a serious adverse effect in humans after a Product has been administered to or taken by humans, such as during a Clinical Study or after the launch of such Product.
12.3.4    Alternative to Termination for Material Breach. In the event of a material breach or default by Pieris that would otherwise be of a sufficiently material nature to allow Servier to terminate the Agreement pursuant to Section 12.2.1, Servier may, in lieu of terminating the Agreement, and in addition to any other remedies Servier may have with respect to such material breach, elect the following:
12.3.4.(a)    (i) the licenses granted to Servier hereunder shall continue and (ii) the provisions of this Agreement shall terminate with the exception of: (1) the milestone, royalty and payment terms under Section 2.6, Section 3.6, and ARTICLE 4 (as applicable and as adjusted pursuant to this Section 12.3.4), (2) all terms required to enforce such payment terms, such as the financial reporting, audit and record keeping provisions, and (3) all other terms that would otherwise survive termination.
12.3.4.(b)     In addition, Servier may request the arbitral tribunal to reduce all future milestone and Royalty payments to be paid to Pieris under this Agreement by a percentage comprised between [***] as determined by the arbitral tribunal in its sole discretion, depending on the degree of materiality of the material

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breach referred to it or the value of the Product. The determination of the arbitral tribunal shall be final and binding.
12.3.4.(c)    After submission of any Dispute regarding such material breach to arbitration pursuant to Section 13.3, Servier may elect to reduce all milestone and Royalty payments due to Pieris under this Agreement by [***] (i.e., to only pay to Pieris [***] of such amounts when they become) and place the remaining [***] in escrow with a Third Party escrow agent reasonably acceptable to the Parties and which has entered into a three party agreement with Pieris and Servier, until the matter is resolved by the arbitral tribunal. If the arbitral tribunal awards Servier: (i) damages in excess of the amount placed in escrow, the escrow agent shall return to Servier the amounts placed in escrow and Pieris shall pay the difference to Servier or (ii) damages lower than the amount placed in escrow, the escrow agent shall pay to Servier the amount of damages awarded by the arbitral tribunal and pay the balance of the amount in escrow to Pieris. After the arbitration award has been rendered, Servier shall pay to Pieris the milestone and Royalty payments when they become due as reduced by the arbitral tribunal in accordance with Section 12.3.4.(b).
12.3.4.(d)    Notwithstanding anything to the contrary in the Agreement, the breach of Pieris’ exclusivity under Section 2.1 or Section 3.2 or non-compete covenant under Section 6.2.1 shall be deemed a material breach of Pieris of sufficiently material nature to allow Servier to terminate the Agreement pursuant to Section 12.2.1 (subject to the opportunity to cure and dispute resolution as provided in that Section and the provision of Section 12.3.4(c) pending such dispute resolution). In such case, the provisions of Section 12.3.4.(a) shall apply and the Parties agree that the milestone and Royalty payments due to Pieris shall be [***]
12.3.1    Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for all purposes of Section 365(n) of the United States Bankruptcy Code and of any similar or analogous provisions of applicable Laws outside of the United States (the “Bankruptcy Code”), licenses and rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. Each Party agrees that the other Party, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code (the “Insolvent Party”), the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property and Know-How licensed to such Party under this Agreement and held by such first Party and its successors and assigns (and all embodiments of such intellectual property and Know-How), provided that, a Party shall not be required to provide any duplicate copies and embodiments of such intellectual property or Know-How to the other Party so long it has already provided such intellectual property and Know-How it is required to provide to under this Agreement, and, if not already in its possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon its written request therefore, unless the Insolvent Party

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continues to perform all of its obligations under this Agreement, or (b) if not delivered or granted under (a) above, following the rejection of this Agreement by or on behalf of the Insolvent Party upon written request therefore by the other Party.
12.3.2    Conditional Split. Without prejudice to Section 12.3.5 and without limiting the Parties’ respective rights hereunder, within [***] of the Effective Date, the Parties shall agree on and shall implement a mechanism ensuring Servier’s continued license under Pieris IP to the extent this Agreement is terminated or rejected, including splitting this Agreement into two separate agreements: (i) an irrevocable license which a receiver cannot discontinue; and (ii) a collaboration agreement.
12.3.3    Survival. The termination or expiration of this Agreement shall not affect any payment of any debts or obligations accruing prior to or after such date of termination or expiration. The provisions of ARTICLE 1 (to the extent necessary to give effect to the surviving provisions), Section 2.1.5.(e) (the first sentence), Section 2.3.4.(a), Section 2.3.4.(b) (the first and second sentences), Section 2.5.4 (last sentence with respect to Product sold by or on behalf of such Party, its Affiliates or Sublicensees after the Term during any sell-off period permitted under Section 12.3.1.(c)), Section 2.6 (with respect to Net Sales accrued following the Term during a permitted sell-off period under Section 12.3.1.(c)), Section 3.6 (with respect to Net Sales accrued following the Term during a permitted sell-off period under Section 12.3.1.(c)), Sections 4.1 and 4.2 (with respect to the last Calendar Quarter of the Term or following the Term for any permitted sell-off period under Section 12.3.1.(c) and for final post-Term accounting) Section 4.3, Section 4.4 (for the duration specific therein), Section 5.1.3.(b), Sections 5.2.1.(b), 5.2.1.(c)(i) and 5.2.1.(d) (solely as applicable with respect to the particular Dropped Product), Section 7.1, Section 7.2 (solely with respect to Intellectual Property invented under this Agreement that is jointly owned by the Parties pursuant to the terms of this Agreement), Section 7.3 (last three sentences), Section 7.5 (solely with respect to Patents invented under this Agreement that are jointly owned by the Parties pursuant to the terms of this Agreement), Section 7.6.4 ARTICLE 8, ARTICLE 11, Section 12.1 (last sentence solely upon the natural expiration of the Agreement), Sections 12.3.1, 12.3.2, 12.3.3, 12.3.5, and 12.3.7, and ARTICLE 13 will survive the expiration or any termination of this Agreement for any reason, in accordance with their respective terms and conditions, and for the respective duration stated therein, and where no duration is stated, will survive indefinitely. In addition, any Section that is referred to in the above listed Sections shall survive solely for the interpretation or enforcement of the latters.
ARTICLE 13    MISCELLANEOUS
Section 13.1    Restrictions; No Other Licenses. Except as expressly set forth hereunder, neither Party grants to the other Party any rights, licenses or covenants in or to any Intellectual Property Rights, whether by implication, estoppel, vicariously, indirectly or otherwise, other than the license rights that are specifically and expressly granted under this Agreement. All rights not specifically and expressly granted by a licensing party under this Agreement are reserved by such licensing party and may be used or practiced by such licensing party for any purpose.
Section 13.2    Public Announcements. Except where otherwise expressly permitted hereunder and except as required by applicable Law, neither Party will make any public

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announcement of any information regarding this Agreement or any activities under this Agreement without the prior written approval of the other Party, which approval will not be unreasonably withheld or delayed. Each Party will submit to the other Party any proposed announcements at least thirty (30) days prior to the intended date of publication of such announcement to permit review and approval. The Parties agree to issue the joint press release attached hereto as Exhibit 13.2 on or the day after the Effective Date.
Section 13.3    Dispute Resolution.
13.3.1    Arbitration. In the event a dispute arises (each, a “Dispute”), the Alliance Managers will attempt in good faith to resolve such Dispute, failing which either Party may cause such Dispute to be referred to the Executive Officers for resolution. The Executive Officers shall attempt in good faith to resolve such Dispute by unanimous consent. If the Executive Officers cannot resolve such Dispute within [***] of the matter being referred to them, then either Party may submit such Dispute to arbitration for final resolution by arbitration request (the “Arbitration Request”) under the Rules of Arbitration of the International Chamber of Commerce (the “Rules”) by three (3) arbitrators appointed in accordance with the said Rules (each such arbitration, an “Arbitration”). Each Arbitration will be conducted in English and all foreign language documents shall be submitted in the original language and, if so requested by any arbitrator or Party, shall also be accompanied by a translation into English. The place of arbitration shall be Zurich, Switzerland. The arbitrators in any Arbitration shall enforce and not modify the terms of this Agreement. The award of the arbitrators shall be final and binding on each Party and its respective successors and assigns. All costs and expenses of any Arbitration, including reasonable attorneys’ fees and expenses and the administrative and arbitrator fees and expenses, shall be borne by the Parties as determined by the arbitrators. For purposes of Article 6(4) of the Rules, the Parties agree that claims arising out of or in connection with this Agreement and the Platform Agreement may be determined together in a single arbitration. For purposes of Article 10 of the Rules, the Parties agree that any Party may request the consolidation of any arbitration subject to this Agreement with any arbitration subject to the Platform Agreement, even if the parties to the respective arbitrations are not identical. Unless the Parties subsequently agree otherwise, the arbitrations shall be consolidated into the arbitration that commenced first.
13.3.2    Confidentiality. Except to the limited extent necessary to comply with applicable Law, legal process, or a court order or to enforce a final settlement agreement or secure enforcement or vacatur of the arbitrators’ award, the Parties agree that the existence, terms and content of any Arbitration, all information and documents disclosed in any Arbitration or evidencing any arbitration results, award, judgment or settlement, or the performance thereof, and any allegations, statements and admissions made or positions taken by either Party in any Arbitration shall be treated and maintained in confidence and are not intended to be used or disclosed for any other purpose or in any other forum.
13.3.3    Communications with Internal Counsel. In the course of the negotiation and implementation of this Agreement and the resolution of any disputes, investigations, administrative or other proceedings relating thereto, each Party will call upon the members of its internal legal department to provide advice to such Party and its directors, employees

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and agents on legal matters. Notwithstanding any rights to the contrary under applicable procedural or substantive rules of law, each Party agrees not to request, produce or otherwise use any such communications between members of its legal department and directors, employees or agents in connection with any such disputes, investigations, administrative or other proceedings, to the extent such communications, if they had been exchanged between such Party and external attorneys, would have been covered by legal privilege and not disclosable.
Section 13.1    Governing Law. This Agreement and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the Laws of Belgium, excluding its rules of conflict of laws.
Section 13.2    Assignment. This Agreement will not be assignable by either Party, nor may either Party delegate its obligations or otherwise transfer any licenses granted herein or other rights created by this Agreement, except as expressly permitted hereunder, without the prior written consent of the other Party hereto, which consent will not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, each Party may assign this Agreement, without the consent of the other Party, to an Affiliate or to its Third Party successor in connection with a merger, consolidation, sale of all or substantially all of the assets to which this Agreement pertains or that portion of its business pertaining to the subject matter of this Agreement, or any Change of Control of such Party; provided that the assignee assumes all of the assigning Party’s obligations under this Agreement, subject to this Section 13.5. Any assignment in violation of this provision is void and without effect.
Section 13.1    Acquiror IP. Notwithstanding anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business by an Acquiror after the Effective Date, whether by merger, asset purchase or otherwise, as to any such Acquiror, the non-acquired Party shall not obtain rights, licenses, options or access to any Intellectual Property Rights or Know-How, product candidates or products that are held by the Acquiror or any Affiliate of the Acquiror that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party itself), that were not generated through any use or access to the Intellectual Property Rights or Know-How of the acquired Party, or that are not used by the acquired Party in connection with a Product under this Agreement.
Section 13.2    Binding Agreement. This Agreement, and the terms and conditions hereof, will be binding upon and will inure to the benefit of the Parties and their respective successors, heirs, administrators and permitted assigns.
Section 13.3    Force Majeure. Except for payment obligations under this Agreement, no Party will be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, “force majeure” is defined as causes beyond the control of the Party, including, without limitation, acts of God; Laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In the event of force majeure, Pieris or Servier, as the case may be, will immediately notify the other Party of such inability and of the period for which

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such inability is expected to continue. The Party giving such notice will thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as such Party is so disabled, up to a maximum of [***], after which time the Party not affected by the force majeure may terminate this Agreement. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure.
Section 13.4    Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), email or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:
If to Pieris:
Pieris Pharmaceuticals GmbH
Lise-Meitner-Strasse 30
85354 Freising, Germany
Attention: [***]

With a copy to:
Pieris Pharmaceuticals Inc.
255 State Street, 9th Floor
Boston, MA 02109
Attention: [***]

If to Servier:
Les Laboratoires Servier
50 rue Carnot
92284 Suresnes Cedex
France
Attention: [***]
Facsimile: [***]
Email: [***]
With a copy to:
Attention: [***]
Les Laboratoires Servier
50 rue Carnot
92284 Suresnes Cedex
France
or to such other address for such Party as it will have specified by like notice to the other Parties, provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery will be deemed to be

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the third (3rd) day after such notice or request was deposited with the postal service. If sent by email, the date of delivery will be deemed to be the day that the Party giving notice receives electronic confirmation of sending from its email provider.
Section 13.5    Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver of such condition or term or of another condition or term.
Section 13.6    Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.
Section 13.7    Entire Agreement. This Agreement, including the schedules and exhibits hereto (including the Platform Agreement), sets forth all the covenants, promises, agreements, appendices, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties relating to the subject matter hereof, including the Prior CDA. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties relating to the subject matter hereof other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. To the extent of any conflict between the terms of this Agreement and its schedules and exhibits, or any related agreement, the terms of this Agreement shall govern.
Section 13.8    Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party will assume, either directly or indirectly, any liability of or for the other Party. Neither Party will have the authority to bind or obligate the other Party nor will either Party represent that it has such authority.
Section 13.9    Headings. Headings used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement.
Section 13.10    Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed

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against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The Parties each acknowledge that they have had the advice of counsel with respect to this Agreement, that this Agreement has been jointly drafted, and that no rule of strict construction shall be applied in the interpretation hereof. Unless the context requires otherwise: (a) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (b) any reference to any applicable Law herein shall be construed as referring to such applicable Law as from time to time enacted, repealed or amended; (c) any reference herein to any person shall be construed to include the person’s permitted successors and assigns; (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (e) all references herein to Articles, Sections, or Schedules, unless otherwise specifically provided, shall be construed to refer to Articles, Sections or Schedules of this Agreement; (f) provisions that require that a Party, the Parties or any Committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, electronic mail, letter, approved minutes or otherwise (but excluding instant messaging); (g) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or” and (h) the words “will” and “shall” will have the same meaning in this Agreement. This Agreement has been executed in English, and the English version of this Agreement shall control.
Section 13.11    Compliance with applicable Law. Each Party’s obligations under this Agreement shall be subject to such Party’s compliance with applicable Law applicable to its performance and its other obligations under the Agreement (including any anti-corruption, export control, environmental, hazardous substance, and data privacy and security Laws).
Section 1.1    No Third Party Beneficiary. Subject to Section 5.1.3.(b), nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties and their respective Affiliates, successors and assigns, any rights or remedies under or by reason of this Agreement.
Section 13.12    Counterparts. This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures will be treated as original signatures.
[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this License and Collaboration Agreement to be executed by their duly authorized representatives.

For Pieris Pharmaceuticals, Inc.	For Les Laboratoires Servier
By:__/s/ Stephen S. Yoder_______________	By:__/s/ Christian Bazantay________
Name: Stephen Yoder	Name: Mr. Christian BAZANTAY
Title: President and CEO	Title: Proxy By:_/s/ Eric Falcand______________
Name: Mr. Eric FALCAND Title: Proxy
For Pieris Pharmaceuticals GmbH	For Institut de Recherches Internationales Servier
By:__/s/ Stephen S. Yoder_______________	By:__/s/ Emmanuel Canet ________
Name: Stephen Yoder	Name: Dr. Emmanuel Canet
Title: Managing Director	Title: Senior Executive Vice-President Research & Development

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Exhibit and Schedule Index
Schedule 1.177: Pieris Designated CoDev Collaboration Products
Schedule 1.182: Pieris Patent Rights
Schedule 1.184: Pieris Platform IP
Schedule 1.234: Servier Patent Rights
Schedule 3.1.1.(b): Initial Collaboration Products
Schedule 10.2.1.(c): Existing Pieris Patent Rights
Schedule 10.3.1.(b): Existing Servier Patent Rights
Exhibit 1.141: Lead Product DCN Criteria – Required Data
Exhibit 1.193: Platform Agreement
Exhibit 2.1.4.(a): Lead Product Know-How Initial Transfer List
Exhibit 2.1.4.(b): Lead Product  and Collaboration Products Know-How Ongoing Transfer List
Exhibit 2.3.1.(a): Lead Product Joint Development Plan and Budget
Exhibits 3.1.2.(a)1-7: Collaboration Product - Collaboration Plans and Budgets
Exhibit 3.2.5.(a): Collaboration Product Know-How Initial Transfer List
Exhibit 5.2.1 (c) (ii): Financial Terms for Pieris Drop of the Lead Product
Exhibit 13.2: Joint Press Release

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Schedule 1.177
Pieris Designated CoDev Collaboration Products
[***, 1 page]

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Schedule 1.182
Pieris Patent Rights

[***, 1 page]

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Schedule 1.184
Pieris Platform IP
[***, 3 pages]

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Schedule 1.234
Servier Patent Rights
[***, 1 page]

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Schedule 3.1.1.(b)

Initial Collaboration Products

[***, 1 page]

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Schedule 10.2.1.(c)
Existing Pieris Patent Rights
[***, 4 pages]

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Schedule 10.3.1. (b)
Existing Servier Patent Rights
[***, 1 page]

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Exhibit 1.141
Lead Product DCN Criteria – Required Data
[***, 1 page]

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Exhibit 1.193
Form of Platform Agreement

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Exhibit 2.1.4.(a)
Lead Product Know-How Initial Transfer List
[***, 1 page]

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Exhibit 2.1.4.(b)

Lead Product and Collaboration Products Know-How Ongoing Transfer List

[***, 1 page]

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Exhibit 2.3.1.(a)
Lead Product Joint Development Plan and Budget
[***, 13 pages]

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Exhibits 3.1.2.(a) 1- 7
Collaboration Product - Collaboration Plans and Budgets
[***, 1 page]

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Exhibit 3.1.2. (a)1
Collaboration Plan and Budget [***]
[***, 12 pages]

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Exhibit 3.1.2. (a)2
Collaboration Plan and Budget [***]
[***, 12 pages]

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Exhibit 3.1.2. (a)3
Collaboration Plan and Budget [***]
[***, 11 pages]

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Exhibit 3.1.2. (a)4
Collaboration Plan and Budget [***]
[***, 10 pages]

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Exhibit 3.2.5.(a)
Collaboration Product Know-How Initial Transfer List
[***, 1 page]

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Exhibit 5.2.1(c) (ii)
Financial Terms for Pieris Drop of the Lead Product

Development Milestone	Amount
Start of Phase 1 Clinical Study	[***]
Start of Phase 2a Clinical Study or Phase 1 Expansion Cohorts	[***]
Start of Pivotal Clinical Study	[***]
[***]
Development Milestone	Amount
[***] filing [***]	[***]
[***] filing [***]	[***]
[***] filing [***]	[***]
[***] Filing	[***]
Development Milestone	Amount
Marketing Approval [***]	[***]
Marketing Approval [***]	[***]
Marketing Approval [***]	[***]
[***] Marketing Approvals [***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Royalties (for sales outside of the United States)	Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Sales Milestones (for sales outside of the United Sates) Annual Calendar Year - Net Sales Threshold	Amount
[***]	[***]
[***]	[***]
[***]	[***]

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For the United States
Development Milestone	Amount
[***] filing [***]	[***]
[***] filing [***]	[***]
[***] filing [***]	[***]
Development Milestone	Amount
Marketing Approval [***]	[***]
Marketing Approval [***]	[***]
Marketing Approval [***]	[***]
Marketing Approval [***]	[***]
Marketing Approval [***]	[***]
Royalties (for sales in the United States)	Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Sales Milestones (for sales in the United Sates) Annual Calendar Year - Net Sales Threshold	Amount
[***]	[***]
[***]	[***]
[***]	[***]

For avoidance of doubt, the amounts set forth herein shall be subject to the same payment terms as the development and sales milestone payments and royalties set forth in Section 2.6 or Section 3.6 and the royalty adjustments and other payment terms set forth in ARTICLE 4.

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Exhibit 13.2
Joint Press Release

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Pieris Pharmaceuticals and Servier Forge Strategic Immuno-oncology Co-development Alliance

•
Pieris and Servier, an independent international pharmaceutical company headquartered in France with annual sales of more than EUR4 billion, to jointly pursue several bispecific therapeutic programs including Pieris’ proprietary dual checkpoint inhibitor PRS-332

•
Alliance includes four additional bispecific programs and may be expanded to a total of eight immuno-oncology programs (including PRS-332); Pieris has option to co-develop and retain US rights for 4 of these programs, including PRS-332

•
Pieris to receive EUR30 million ($31.3 million USD) upfront, up to EUR324 million ($338 million) in success-based payments for PRS-332, up to EUR193 million ($201 million) in success-based payments for each of the other programs and up to double-digit royalties

•	Pieris will host an investor conference call on Thursday, January 5, 2017 at 8:30 AM (EST) to discuss the collaboration
Boston, MA, and Suresnes, France, 5 January 2017 – Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS), a clinical-stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform, and Servier, an independent international pharmaceutical company, today announced a broad collaboration in immuno-oncology (IO). Despite the impressive clinical efficacy of checkpoint inhibitors to date, a majority of patients fail to respond to approved therapies. The collaboration seeks to address this significant unmet clinical need by advancing a series of novel molecules, including multiple dual immune checkpoint blockade approaches.
Under the collaboration, Pieris and Servier will initially pursue five bispecific therapeutic programs, led by Pieris’ PRS-332 program, a potentially best-in-class PD-1-targeting bispecific checkpoint inhibitor. Pieris and Servier will jointly develop PRS-332 and split commercial rights geographically, with Pieris retaining all commercial rights in the United States and Servier having commercial rights in the rest of the world. The four additional committed programs have been defined, which may combine antibodies from the Servier portfolio with one or more Anticalin proteins based on Pieris’ proprietary platform to generate innovative immuno-oncology bispecific drug candidates. The collaboration may be expanded by up to three additional therapeutic programs. Pieris has the option, at a predefined time point, to co-develop and retain commercial rights in the United States for up to three programs beyond PRS-332, while Servier will be responsible for development and commercialization of the 4 other programs worldwide.
The financial terms of the collaboration include an upfront payment to Pieris of EUR30 million (approximately $31.3 million USD). Pieris may also receive FTE funding for specific projects, an option fee upon potential expansion of the collaboration as well as development-dependent and commercial milestone payments for PRS-332 and each additional program. The total development, regulatory and sales-based milestone payments to Pieris could reach EUR324 million (approximately $338 million USD) for PRS-332, and up to EUR193 million (approximately $201 million USD) for each of the other programs. Pieris and Servier

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will share preclinical and clinical development costs for each co-developed program. In addition, Pieris will be entitled to receive tiered royalties up to low double digits on the sales of commercialized products in the Servier territories.
Pieris’ multispecific technology allows simultaneous checkpoint inhibition on the same cell, which could have a clear advantage over monoclonal antibody cocktails against different checkpoint targets. PRS-332 is a novel PD-1-based bispecific, comprising an anti-PD-1 antibody genetically linked to an Anticalin protein targeting an undisclosed checkpoint target. Pieris has developed PRS-332, which is currently in preclinical development, with the intent to simultaneously block two immune checkpoints co-expressed on exhausted T cells to further improve on existing PD-1 therapies.
“Servier is a highly complementary partner for Pieris, with a very clear commitment to oncology and outstanding development capabilities,” stated Dr. Louis Matis, Senior Vice President and Chief Development Officer of Pieris. “The synergies of building unique bispecifics from Servier’s antibodies and Pieris’ Anticalin proteins are multifold, as the versatility of our platform allows for extensive combinatorial target opportunities with the numerous IO ‘building blocks’ our team has discovered to date.”
“This alliance will significantly enhance Servier’s portfolio in immuno-oncology, which already comprises 5 products in late preclinical or early development. Servier’s recognized expertise in drug development will efficiently complement Pieris’ innovative technology, allowing both companies to bring innovative solutions to cancer patients,” stated Jean-Pierre Abastado, PhD, Director of Oncology R&D at Servier.
“Servier has built a diversified and innovative portfolio in oncology that includes small molecules, engineered antibodies, and cell therapies for the treatment of both hematological malignancies and solid tumors. Today’s alliance with Pieris adds another dimension to our strategy of becoming a key player in oncology, providing several next-generation bispecific IO drugs to our pipeline,” added Emmanuel Canet, M.D., Ph.D., President of Servier R&D.
“Our alliance with Servier is clearly a transformative one for Pieris and is the type of partnership we deliberately set out to achieve to create significant long-term value. This collaboration provides not only an opportunity to advance multiple programs with retained rights in the number one oncology market, but also provides significant funding and flexibility for Pieris to balance financial and operational resources as we enter the next stage of corporate development,” stated Stephen Yoder, President and Chief Executive Officer of Pieris. “The Servier alliance will act as a significant building block of our pipeline expansion in immuno-oncology and demonstrates the value of our proprietary Anticalin drug class.”
Conference Call:
Pieris will host an investor conference call on Thursday, January 5, 2017 at 8:30 AM (EST) to discuss the collaboration. To access the call, participants may dial 1-877-407-8920 (US & Canada) or 1-412-902-1010 (International) at least 10 minutes prior to the start of the call.
An archived replay of the call will be available by dialing 1-877-660-6853 (US & Canada) or 1-201-612-7415 (International) and providing the Conference ID #13652361.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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About Pieris Pharmaceuticals:
Pieris Pharmaceuticals is a clinical-stage biotechnology company that discovers and develops Anticalin-based drugs to target validated disease pathways in a unique and transformative way.  Our pipeline includes immuno-oncology multispecifics tailored for the tumor micro-environment, an inhaled Anticalin protein to treat uncontrolled asthma and a half-life-optimized Anticalin protein to treat anemia. Proprietary to Pieris, Anticalin proteins are a novel class of protein therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies.  Anticalin® is a registered trademark of Pieris. For more information visit www.pieris.com.
About Servier:
Servier is an international pharmaceutical company governed by a non-profit Foundation and headquartered in France. With a strong international presence in 148 countries and a turnover of 4 billion euro in 2016, Servier employs over 21,000 people worldwide. Corporate growth is driven by Servier’s constant search for innovation in five areas of excellence: cardiovascular diseases, diabetes, cancers, immune-inflammatory diseases and neurodegenerative diseases, as well as by its activities in high quality generic drugs. Being completely independent, the Group reinvests 25% of Servier’s products turnover in Research and Development, and all its profits in its growth.
Becoming a key player in oncology is part of Servier’s long-term strategy. Currently, there are nine new molecular entities in clinical development in this area, targeting breast and lung cancers, and other solid tumors, as well as various leukemias and lymphomas. This portfolio of innovative cancer treatments is being developed with partners worldwide, and covers different cancer hallmarks and modalities, including cytotoxics, proapoptotics, targeted, immune, and cellular therapies, to deliver life-changing medicines to patients. For more information visit www.servier.com.
About Anticalin Therapeutics:
Anticalin proteins are derived from lipocalins, small human proteins that naturally bind, store and transport a wide spectrum of molecules. Anticalin proteins feature the typical four-loop variable region and a rigidly conserved beta-barrel backbone of lipocalins, which, together, form a shapeable cup-like binding pocket. Proprietary to Pieris, Anticalin proteins are a novel class of protein therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies.  Anticalin® is a registered trademark of Pieris.
Forward Looking Statements
This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods; our business and product development plans and timelines; the timing and progress of our studies, development of therapeutic programs; ability to receive research funding; our liquidity and ability to fund our future operations; our ability to achieve certain milestones and receive future milestone or royalty payments; current or future partnerships; or market information. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include,

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among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Company's Quarterly Reports on Form 10-Q.

Contacts at Pieris:
Company Contact:     Investor Relations Contact:
Pieris Pharmaceuticals, Inc.    The Trout Group
Darlene Deptula-Hicks    Thomas Hoffmann
SVP and Chief Financial Officer     +1-646-378-2931

+1-603-553-5803	thoffmann@troutgroup.com
deptula@pieris.com

Media Inquiries:
Mario Brkulj
+49 175 5010575
mbrkulj@macbiocom.com

Contacts at Servier:
Karine Bousseau
Servier External Communications
Tel: +33 1 5572 6037
media@servier.com

##END##

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.